As filed with the Securities and Exchange Commission on February 28, 2018

File No. 333-146680

File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 85	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 87	☒
(Check appropriate box or boxes)

ABERDEEN FUNDS

(Exact Name of Registrant as Specified in Charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 866-667-9231

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☒                                  immediately upon filing pursuant to paragraph (b)

☐                                    on (date) pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on (date) pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ABERDEEN FUNDS

PROSPECTUS

February 28, 2018

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund)

Class A — MLSAX • Class C — MLSCX • Class R — GLSRX • Class T — AEQTX • Institutional Class — GGUIX • Institutional Service Class — AELSX

Aberdeen U.S. Small Cap Equity Fund

Class A — GSXAX • Class C — GSXCX • Class R — GNSRX • Class T — AUSTX • Institutional Class — GSCIX • Institutional Service Class — GSXIX

Aberdeen China Opportunities Fund

Class A — GOPAX • Class C — GOPCX • Class R — GOPRX • Class T — ACHTX • Institutional Class — GOPIX • Institutional Service Class — GOPSX

Aberdeen International Equity Fund

Class A — GIGAX • Class C — GIGCX • Class R — GIRRX • Class T — AIETX • Institutional Class — GIGIX • Institutional Service Class — GIGSX

Aberdeen Global Equity Fund

Class A — GLLAX  • Class C — GLLCX • Class R — GWLRX • Class T — AGETX • Institutional Class — GWLIX • Institutional Service Class — GLLSX

Aberdeen Diversified Income Fund

Class A — GMAAX • Class C — GMACX • Class R — GMRRX • Class T — ADITX • Institutional Class — GMAIX • Institutional Service Class — GAMSX

Aberdeen Dynamic Allocation Fund

Class A — GMMAX  • Class C — GMMCX • Class R — GAGRX • Class T — ADNTX • Institutional Class — GMMIX • Institutional Service Class — GAASX

Aberdeen Diversified Alternatives Fund

Class A — GASAX • Class C — GAMCX • Class R — GASRX • Class T — AVLTX • Institutional Class — GASIX • Institutional Service Class — GAISX

Aberdeen Asia Bond Fund

Class A — AEEAX • Class C — AEECX • Class R — AEERX • Class T — ASBTX • Institutional Class — CSABX • Institutional Service Class — ABISX

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A — APJAX • Class C — APJCX • Class R — APJRX • Class T — AAPTX • Institutional Class — AAPIX • Institutional Service Class — AAPEX

Aberdeen Emerging Markets Fund

Class A — GEGAX • Class C — GEGCX • Class R — GEMRX • Class T — ATMTX • Institutional Class — ABEMX • Institutional Service Class — AEMSX

Aberdeen Emerging Markets Debt Fund

Class A — AKFAX • Class C — AKFCX • Class R — AKFRX • Class T — AEGTX • Institutional Class — AKFIX • Institutional Service Class — AKFSX

Aberdeen Global Unconstrained Fixed Income Fund

Class A — CUGAX • Class C — CGBCX • Class R — AGCRX • Class T — AGUTX • Institutional Class — AGCIX • Institutional Service Class — CGFIX

Aberdeen International Small Cap Fund

Class A — WVCCX • Class C — CPVCX • Class R — WPVAX • Class T — ASPTX • Institutional Class — ABNIX • Institutional Service Class — AGISX

Aberdeen Tax-Free Income Fund

Class A — NTFAX • Class C — GTICX • Class R — ABERX • Class T — ATFTX • Institutional Class — ABEIX •Institutional Service Class — ABESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A — GXXAX • Class C — GXXCX • Class R — GGLRX • Class T — AMUTX • Institutional Class — GGLIX • Institutional Service Class — GXXIX

Aberdeen Japanese Equities Fund

Class A — AJEAX • Class C — AJECX • Class R — AJERX • Class T — AJPTX • Institutional Class — AJEIX • Institutional Service Class — AJESX

Aberdeen U.S. Mid Cap Equity Fund

Class A — GUEAX • Class C — GUECX • Class R — GUERX • Class T — AUMTX • Institutional Class — GUEIX • Institutional Service Class — GUESX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Summary — Aberdeen Focused U.S. Equity Fund

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund)

Objective

The Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund) (the “Focused U.S. Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Focused U.S. Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.64%		0.72%		0.73%	0.64%	0.62%	0.72%
Total Annual Fund Operating Expenses	1.64%		2.47%		1.98%	1.64%	1.37%	1.47%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.37%		0.56%		0.37%	0.37%	0.46%	0.37%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.27%		1.91%		1.61%	1.27%	0.91%	1.10%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Focused U.S. Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$697	$1,028	$1,383	$2,378
Class C shares	$294	$716	$1,265	$2,764
Class R shares	$164	$586	$1,033	$2,277
Class T shares	$376	$719	$1,086	$2,115
Institutional Class shares	$93	$389	$706	$1,606
Institutional Service Class shares	$112	$428	$768	$1,726

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$194	$716	$1,265	$2,764

Portfolio Turnover

The Focused U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.38% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Focused U.S. Equity Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•                  are organized under the laws of, or have their principal office in the United States;

•                  have their principal securities trading market in the United States; and/or

•                  derive the majority of their annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

Equity securities include, but are not limited to, common stock and preferred stock. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Focused U.S. Equity Fund.

The Fund will be managed pursuant to a “focused” strategy whereby the Fund’s investment adviser will typically invest the Fund’s assets in a small number of issuers. Generally, the Fund expects to hold approximately 20 to 30 issuers. The Fund may invest in securities of any market capitalization and the amount of small-, mid- and large-capitalization companies will vary based on market conditions. The Fund may also invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Focused U.S. Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Focus Risk — Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk — To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Focused U.S. Equity Fund. The bar chart shows how the Fund’s annual total returns for Class C have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the S&P 500® Index, a broad-based securities index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment strategy effective November 15, 2017.  Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy.  In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund.  The returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund

(the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund had substantially similar investment objectives prior to the Fund’s adoption of its current investment strategies on November 15, 2017.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.  Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: November 1, 2009) are based on the previous performance of the Fund’s Class C shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class C Shares
(Years Ended Dec. 31)

Highest Return: 5.98% - 4th quarter 2017

Lowest Return: -8.62% - 3rd quarter 2008

After-tax returns are shown in the following table for Class C shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	6.38%	3.63%	1.45%
Class C shares — Before Taxes	11.61%	4.18%	1.36%
Class C shares — After Taxes on Distributions	-2.31%	-1.93%	-1.70%
Class C shares — After Taxes on Distributions and Sales of Shares	18.03%	2.95%	0.92%
Class R shares — Before Taxes	12.46%	4.45%	1.69%
Class T shares — Before Taxes	10.04%	4.33%	1.79%
Institutional Class shares — Before Taxes	13.21%	5.20%	2.36%
Institutional Service Class shares — Before Taxes	12.99%	5.00%	2.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Focused U.S. Equity Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	2008
Douglas Burtnick, CFA®	Deputy Head of North American Equities	2004*
Jason Kotik, CFA®	Senior Investment Manager	2004*
Fran Radano, CFA®	Senior Investment Manager	2004*

*Includes Predecessor Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary - Aberdeen U.S. Small Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

Objective

The Aberdeen U.S. Small Cap Equity Fund (the “U.S. Small Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Small Cap Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%		0.81%		0.81%	0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.33%		0.29%		0.43%	0.33%	0.29%	0.32%
Total Annual Fund Operating Expenses(5)	1.39%		2.10%		1.74%	1.39%	1.10%	1.13%

(1)         The maximum contingent deferred sales charge (CDSC) applicable to purchases made prior to May 1, 2017 is 0.50%. Effective May 1, 2017, the maximum CDSC is 1.00%. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC at the rate in effect at the time the shares were purchased will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.15% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the U.S. Small Cap Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Small Cap Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$708	$990	$1,292	$2,148
Class C shares	$313	$658	$1,129	$2,431
Class R shares	$177	$548	$944	$2,052
Class T shares	$388	$679	$991	$1,877
Institutional Class shares	$112	$350	$606	$1,340
Institutional Service Class shares	$115	$359	$622	$1,375

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$213	$658	$1,129	$2,431

Portfolio Turnover

The U.S. Small Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.71% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies.  A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:  the company

•                  is organized under the laws of, or has its principal office in the United States;

•                  has its principal securities trading market in the United States; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $23 million to $9.34 billion as of December 31, 2017. In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $5 billion to be small-cap; however, this maximum capitalization may change with market conditions. Some companies may outgrow the definition of a small company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. The Fund also may invest in foreign securities and securities of larger companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. If the Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the U.S. Small Cap Equity Fund.

While the Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The U.S. Small Cap Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Small Cap Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the Russell 2000® Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the U.S. Small Cap Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The U.S. Small Cap Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the U.S. Small Cap Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The U.S. Small Cap Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 23.73% - 3rd quarter 2009

Lowest Return: -31.39% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	4.65%	16.21%	8.17%
Class A shares — After Taxes on Distributions	4.65%	16.21%	8.13%
Class A shares — After Taxes on Distributions and Sales of Shares	2.63%	13.13%	6.65%
Class C shares — Before Taxes	9.26%	16.77%	8.07%
Class R shares — Before Taxes	10.64%	17.30%	8.56%
Class T shares — Before Taxes	8.24%	17.00%	8.53%
Institutional Class shares — Before Taxes	11.36%	17.96%	9.15%
Institutional Service Class shares — Before Taxes	11.29%	17.91%	9.16%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the U.S. Small Cap Equity Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	2008
Douglas Burtnick, CFA®	Deputy Head of North American Equities	2008
Jason Kotik, CFA®	Senior Investment Manager	2008
Fran Radano, CFA®	Senior Investment Manager	2008

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen China Opportunities Fund

Aberdeen China Opportunities Fund

Objective

The Aberdeen China Opportunities Fund (the “China Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the China Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%		1.25%		1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	1.54%		1.58%		1.65%	1.54%	1.52%	1.52%
Total Annual Fund Operating Expenses	3.04%		3.83%		3.40%	3.04%	2.77%	2.77%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	1.07%		1.21%		1.07%	1.07%	1.15%	1.07%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.97%		2.62%		2.33%	1.97%	1.62%	1.70%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.62% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the China Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the China Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$763	$1,366	$1,991	$3,667
Class C shares	$365	$1,059	$1,871	$3,986
Class R shares	$236	$945	$1,678	$3,613
Class T shares	$445	$1,068	$1,715	$3,448
Institutional Class shares	$165	$750	$1,362	$3,016
Institutional Service Class shares	$173	$758	$1,369	$3,022

You would pay the following expenses on the same investment if you did not sell your shares.

	1 Year	3 Years	5 Years	10 Years
Class C shares	$265	$1,059	$1,871	$3,986

Portfolio Turnover

The China Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.58% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the China Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by Chinese companies (including Hong Kong). A company is generally considered to be a China company if Fund management determines that the company meets one or more of the following criteria: the company

•                       is organized under the laws of, or has its principal office in China or Hong Kong;

•                       has its principal securities trading market in China or Hong Kong; and/or

•                       derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in China or Hong Kong.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the China Fund.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the Fund’s 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The China Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund’s shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity-Linked Notes — The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitations on repatriation and differing legal standards.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk.  To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the China Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Zhong Hua Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the China Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The China Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the China Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The China Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Management Asia Limited (“AAMAL”) began sub-advising the Fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 42.99% - 2nd quarter 2009

Lowest Return: -27.49% - 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

As of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	26.74%	1.98%	0.07%
Class A shares — After Taxes on Distributions	26.19%	1.52%	-0.51%
Class A shares — After Taxes on Distributions and Sales of Shares	15.13%	1.29%	-0.21%
Class C shares — Before Taxes	32.64%	2.47%	-0.05%
Class R shares — Before Taxes	34.06%	2.81%	0.36%
Class T shares — Before Taxes	31.13%	2.67%	0.41%
Institutional Class shares — Before Taxes	35.04%	3.48%	0.93%
Institutional Service Class shares — Before Taxes	34.88%	3.44%	0.93%
MSCI Zhong Hua Index (reflects no deduction for fees, expenses or taxes)	49.35%	10.29%	3.93%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the China Fund’s investment adviser and  AAMAL serves as the Fund’s subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Hugh Young	Managing Director	2009
Nicholas Yeo, CFA®	Director and Head of Equities Hong Kong	2009
Flavia Cheong, CFA®	Head of Equities — Asia Pacific ex Japan	2009
Nicholas Chui, CFA®	Investment Manager	2011

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen International Equity Fund

Aberdeen International Equity Fund

Objective

The Aberdeen International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%		0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.33%		0.40%		0.42%	0.33%	0.22%	0.27%
Total Annual Fund Operating Expenses	1.38%		2.20%		1.72%	1.38%	1.02%	1.07%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.00%		0.10%		0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.38%		2.10%		1.72%	1.38%	1.02%	1.07%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees.  This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$707	$987	$1,287	$2,137
Class C shares	$313	$679	$1,171	$2,526
Class R shares	$175	$542	$933	$2,030
Class T shares	$387	$676	$986	$1,866
Institutional Class shares	$104	$325	$563	$1,248
Institutional Service Class shares	$109	$340	$590	$1,306

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$213	$679	$1,171	$2,526

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.11% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  For purposes of the 80% policy, a company is considered to be outside the U.S. if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of, or has its principal office in, a country outside the U.S.;

•                  has its principal securities trading market in a country outside the U.S.; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the International Equity Fund.

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries.  At times, the Fund may have a significant amount of its assets invested in a country or geographic region.  The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, Adviser seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and evaluates other business risks. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies. In the price filter, the Adviser assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments. The Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Principal Risks

The International Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the International Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World ex U.S. Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the International Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The International Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the International Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The International Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Aberdeen Asset Managers Limited (“AAML”) (formerly, Aberdeen Asset Management Investment Services Limited (“AAMISL”)) began sub-advising the Fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 26.47% - 2nd quarter 2009

Lowest Return: -25.42% - 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Returns

As of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	18.59%	2.18%	0.10%
Class A shares —After Taxes on Distributions	18.14%	1.33%	-0.63%
Class A shares — After Taxes on Distributions and Sale of Shares	10.52%	1.26%	-0.26%
Class C shares — Before Taxes	23.94%	2.67%	-0.01%
Class R shares — Before Taxes	25.44%	3.10%	0.44%
Class T shares — Before Taxes	22.63%	2.86%	0.44%
Institutional Class shares —Before Taxes	26.31%	3.74%	1.01%
Institutional Service Class shares — Before Taxes	26.17%	3.62%	0.91%
MSCI All Country World ex U.S. Index (reflects no deduction for fees, expenses or taxes)	27.77%	7.28%	2.31%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the International Equity Fund’s investment adviser and AAML serves as the Fund’s subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2009
Bruce Stout	Senior Investment Manager	2009
Jamie Cumming, CFA®	Senior Investment Manager	2009
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2009
Martin Connaghan	Senior Investment Manager	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Equity Fund

Aberdeen Global Equity Fund

Objective

The Aberdeen Global Equity Fund (the “Global Equity Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%		0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.52%		0.64%		0.65%	0.52%	0.42%	0.54%
Total Annual Fund Operating Expenses	1.67%		2.54%		2.05%	1.67%	1.32%	1.44%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.12%		0.35%		0.12%	0.12%	0.13%	0.12%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.55%		2.19%		1.93%	1.55%	1.19%	1.32%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.19% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$724	$1,060	$1,420	$2,428
Class C shares	$322	$757	$1,319	$2,849
Class R shares	$196	$631	$1,092	$2,370
Class T shares	$404	$752	$1,124	$2,167
Institutional Class shares	$121	$405	$711	$1,579
Institutional Service Class shares	$134	$444	$775	$1,714

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$222	$757	$1,319	$2,849

Portfolio Turnover

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.98% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.). Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Global Equity Fund.

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in non-U.S. companies.  A company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:  the company

•                  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  has its principal securities trading market in a country outside the U.S.; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests. In addition, the Fund may invest in securities of any market capitalization.  The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Global Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the MSCI World Index and the MSCI All Country World Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Global Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Global Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Global Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Global Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Aberdeen Asset Managers Limited (“AAML”) (formerly, Aberdeen Asset Management Investment Services Limited (“AAMISL”)) began managing assets as sub-adviser to the Fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective class.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 23.82% - 2nd quarter 2009

Lowest Return: -21.22% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	16.85%	4.09%	1.21%
Class A shares — After Taxes on Distributions	14.34%	3.03%	0.42%
Class A shares — After Taxes on Distributions and Sales of Shares	11.30%	2.83%	0.64%
Class C shares — Before Taxes	22.19%	4.66%	1.13%
Class R shares — Before Taxes	23.63%	5.02%	1.55%
Class T shares — Before Taxes	20.95%	4.80%	1.55%
Institutional Class shares — Before Taxes	24.25%	5.67%	2.09%
Institutional Service Class shares — Before Taxes	24.37%	5.69%	2.03%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	23.07%	12.26%	5.63%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	24.62%	11.40%	5.22%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Global Equity Fund’s investment adviser and AAML serves as the Fund’s subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2009
Bruce Stout	Senior Investment Manager	2009
Jamie Cumming, CFA®	Senior Investment Manager	2009
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2009
Martin Connaghan	Senior Investment Manager	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Diversified Income Fund

Aberdeen Diversified Income Fund

Objective

The Aberdeen Diversified Income Fund (the “Diversified Income Fund” or the “Fund”) seeks total return with an emphasis on current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Diversified Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.97%		0.96%		0.95%	0.97%	0.94%	0.89%
Acquired Fund Fees and Expenses	0.51%		0.51%		0.51%	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses(5)	1.88%		2.62%		2.11%	1.88%	1.60%	1.55%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.79%		0.86%		0.79%	0.79%	0.84%	0.79%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.09%		1.76%		1.32%	1.09%	0.76%	0.76%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Diversified Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Diversified Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$680	$1,060	$1,463	$2,589
Class C shares	$279	$733	$1,313	$2,890
Class R shares	$134	$585	$1,061	$2,379
Class T shares	$358	$751	$1,169	$2,333
Institutional Class shares	$78	$423	$791	$1,829
Institutional Service Class shares	$78	$412	$770	$1,778

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$179	$733	$1,313	$2,890

Portfolio Turnover

The Diversified Income Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.52% of the average value of its portfolio.

Principal Strategies

The Diversified Income Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and, to a limited extent, in direct investments.  The Fund intends to allocate its assets among a wide range of asset classes in a dynamic way to capture income from a number of fixed income, equity and other sources.  The types of asset classes to which the Underlying Funds and direct investments provide exposure may include U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds) and real estate.  The Fund may allocate its assets to Underlying Funds that invest in securities of companies of any market sector and which may hold a significant amount of securities of companies, from time to time, within a single sector.  The Fund may also allocate assets to a limited extent to Underlying Funds that pursue alternative investment strategies, such as managed futures, commodity-linked instruments, equity sectors, currencies and floating rate loans.  The asset classes are selected primarily based on their income-generating potential, without regard to the source of income, although diversification benefits and potential for capital appreciation may also be considered.  The Fund may invest in Underlying Funds that do not have income as an objective, and to the extent it does so, it will not generate as much current income as a fund focused entirely on income-generation.  The Underlying Funds include, among others, mutual funds advised by Aberdeen Asset Management Inc., the Fund’s investment adviser (the “Adviser”), as well as unaffiliated mutual funds, closed-end funds and exchange-traded funds.  There is no minimum amount of assets that must be invested in affiliated Underlying Funds.  The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature.  Some or all of the Underlying Funds may invest in derivatives.

The Fund may also seek exposure to income-producing asset classes by investing directly in exchange-traded notes (“ETNs”).  The Fund may use ETNs as a substitute for taking a direct position in the underlying asset (where the Adviser believes that indirect exposure to the underlying asset is more effective).  In addition to ETNs, the Fund’s direct investments may include investments in certain types of derivatives, for example, securities index futures or options, which may be used to hedge against a decline in the value of the Fund’s assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

The Adviser develops strategic asset class allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions.  The Fund’s portfolio management team constructs the Fund’s portfolio by setting target asset class allocations for the Fund.

The portfolio management team then manages the Fund’s portfolio by dynamically adjusting the Fund’s asset class allocations based on the Adviser’s asset class allocation views and selecting Underlying Funds or direct investments to obtain exposures to the asset classes.   As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset class. The target asset class allocations established by the portfolio management team are intended to promote diversification among the asset classes.  The Fund’s asset class allocations and the investments held in the Fund’s portfolio are monitored by the portfolio management team on an ongoing basis and are adjusted periodically to reflect changes in the Adviser’s view.  The Fund retains the flexibility to emphasize specific asset class allocations based on relative valuations and other economic factors in order to seek to achieve the Fund’s objective. While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes depending on market conditions.  The Fund has the ability to invest, through the Underlying Funds or ETNs, in small, medium or large capitalization issuers without regard to credit quality (including high yield bonds, which are commonly known as “junk bonds”) or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole.  At times, the Fund may emphasize any one of these exposures.  Asset classes may be added or removed at the Adviser’s discretion.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

Principal Risks

The Diversified Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Derivatives Risk — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Exchange-Traded Notes Risk — ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk — Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Floating Rate Loan Risk — Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying  Fund’s, and possibly the Fund’s, net assets. An Underlying Fund, and therefore the Fund, may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Market Risk —Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which an Underlying Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters;

changes in property values and rental rates; and other factors.

Sector Risk — At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Diversified Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index and a blended benchmark of 50% MSCI All Country World Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment objective and strategy effective September 24, 2012.  Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.  In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Optimal Allocations Fund: Moderate to Aberdeen Diversified Income Fund. The returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company acquired by the Fund. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment objective and strategy of the Fund, prior to the changes noted above, and those of the Predecessor Fund, were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: September 24, 2012) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 13.37% - 2nd quarter 2009

Lowest Return: -12.61% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	4.23%	3.85%	3.50%
Class A shares — After Taxes on Distributions	2.98%	2.21%	2.28%
Class A shares — After Taxes on Distributions and Sales of Shares	2.38%	2.28%	2.22%
Class C shares — Before Taxes	8.91%	4.33%	3.37%
Class R shares — Before Taxes	10.51%	4.70%	3.76%
Class T shares — Before Taxes	7.87%	4.55%	3.86%
Institutional Class shares — Before Taxes	11.02%	5.38%	4.40%
Institutional Service Class shares — Before Taxes	11.00%	5.39%	4.29%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
50% MSCI All Country World Index / 50% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	13.64%	6.79%	4.99%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Diversified Income Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Length of Service on the Fund
Robert Minter	Investment Strategist	2012
Mike Turner	Senior Director - Portfolio Manager	2015
Ian McDonald	Deputy Head of Aberdeen Solutions	2017
Richard Dunbar	Head of Economic and Thematic Research	2017

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Dynamic Allocation Fund

Aberdeen Dynamic Allocation Fund

Objective

The Aberdeen Dynamic Allocation Fund (the “Dynamic Allocation Fund” or the “Fund”) seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Dynamic Allocation Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	1.06%		1.07%		1.20%	1.06%	1.05%	0.98%
Acquired Fund Fees and Expenses	0.49%		0.49%		0.49%	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses(5)	1.95%		2.71%		2.34%	1.95%	1.69%	1.62%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.88%		0.97%		0.88%	0.88%	0.95%	0.88%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.07%		1.74%		1.46%	1.07%	0.74%	0.74%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Dynamic Allocation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Dynamic Allocation Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$678	$1,072	$1,490	$2,652
Class C shares	$277	$749	$1,348	$2,970
Class R shares	$149	$646	$1,170	$2,608
Class T shares	$356	$764	$1,196	$2,399
Institutional Class shares	$76	$440	$828	$1,918
Institutional Service Class shares	$76	$425	$798	$1,848

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$177	$749	$1,348	$2,970

Portfolio Turnover

The Dynamic Allocation Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.19% of the average value of its portfolio.

Principal Strategies

The Dynamic Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and, to a limited extent, in direct investments.  The Fund intends to allocate its assets among a wide range of asset classes in a dynamic way to capture return from a number of equity, fixed income and other sources.  The types of asset classes to which the Underlying Funds and direct investments provide exposure may include U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds) and real estate.  The Fund may allocate its assets to Underlying Funds that invest in securities of companies of any market sector and which may hold a significant amount of securities of companies, from time to time, within a single sector.  The Fund may also allocate assets to a limited extent to Underlying Funds that pursue alternative investment strategies, such as managed futures, commodity-linked instruments, equity sectors, currencies and floating rate loans.  The Underlying Funds include, among others, mutual funds advised by Aberdeen Asset Management Inc., the Fund’s investment adviser (the “Adviser”), as well as unaffiliated mutual funds, closed-end funds and exchange-traded funds.  There is no minimum amount of assets that must be invested in affiliated Underlying Funds.  The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature.  Some or all of the Underlying Funds may invest in derivatives.

The Fund may invest directly in certain types of derivatives, for example, securities index futures or options, which may be used to hedge against a decline in the value of the Fund’s assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

The Adviser develops strategic asset class allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions.  The Fund’s portfolio management team constructs the Fund’s portfolio by setting target asset class allocations for the Fund.  The portfolio management team then manages the Fund’s portfolio by dynamically adjusting the Fund’s asset class allocations based on the Adviser’s asset class allocation views and selecting Underlying Funds or direct investments to obtain exposures to the asset classes. As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset class. The Fund’s asset class allocations and the investments held in the Fund’s portfolio are monitored by the portfolio management team on an ongoing basis and are adjusted periodically to reflect changes to the

Adviser’s views.  The Fund retains the flexibility to emphasize specific asset class allocations based on relative valuations and other economic factors in order to seek to achieve the Fund’s objective.  While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes depending on market conditions.  The Fund has the ability to invest, through the Underlying Funds, in small, medium or large capitalization issuers without regard to credit quality (including high yield bonds, which are commonly known as “junk bonds”) or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole.  At times, the Fund may emphasize any one of these exposures.  Asset classes may be added or removed at the Adviser’s discretion.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

Principal Risks

The Dynamic Allocation Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Derivatives Risk — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk - Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Floating Rate Loan Risk — Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly the Fund’s, net assets. An Underlying Fund, and therefore the Fund, may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which an Underlying Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Sector Risk - At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Dynamic Allocation Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index and a blended benchmark of 60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment objective and strategy effective September 24, 2012.  Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.  In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Optimal Allocations Fund: Moderate Growth to Aberdeen Dynamic Allocation Fund. The returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company acquired by the Fund. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment objective and strategy of the Dynamic Allocation Fund, prior to the changes noted above, and those of the Predecessor Fund, were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: September 24, 2012) are based on the previous performance of the Fund’s Class A shares. Institutional Class returns prior to the commencement of operations of the Institutional Class (inception date: July 29, 2009) are based on the previous performance of the Fund’s Class A shares.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 16.83% - 2nd quarter 2009

Lowest Return: -18.37% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	4.46%	4.29%	2.98%
Class A shares — After Taxes on Distributions	3.54%	3.42%	2.20%
Class A shares — After Taxes on Distributions and Sales of Shares	2.51%	2.90%	1.98%
Class C shares — Before Taxes	9.13%	4.78%	2.86%
Class R shares — Before Taxes	10.41%	5.10%	3.26%
Class T shares — Before Taxes	8.04%	4.99%	3.33%
Institutional Class shares — Before Taxes	11.13%	5.85%	3.78%
Institutional Service Class shares — Before Taxes	11.16%	5.83%	3.75%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	24.62%	11.40%	5.22%
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	15.77%	7.72%	5.10%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Dynamic Allocation Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Robert Minter	Investment Strategist	2012
Mike Turner	Senior Director - Portfolio Manager	2015
Ian McDonald	Deputy Head of Aberdeen Solutions	2017
Richard Dunbar	Head of Economic and Thematic Research	2017

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Alternatives Fund

Objective

The Aberdeen Diversified Alternatives Fund (the “Diversified Alternatives Fund” or the “Fund”) seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Diversified Alternatives Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.62%		0.60%		0.70%	0.62%	0.56%	0.49%
Acquired Fund Fees and Expenses(5)	1.53%		1.53%		1.53%	1.53%	1.53%	1.53%
Total Annual Fund Operating Expenses(6)	2.55%		3.28%		2.88%	2.55%	2.24%	2.17%
Less: Amount of Fee Limitations/Expense Reimbursements(7)	0.37%		0.50%		0.37%	0.37%	0.46%	0.37%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(6)	2.18%		2.78%		2.51%	2.18%	1.78%	1.80%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Acquired Fund Fees and Expenses include dividend and interest expense on short sales made by underlying funds that engage in short selling of 0.32% based on publicly available information from the underlying funds.  This can vary over time based on the extent of short selling and the level of Fund assets invested in the relevant underlying fund.

(6)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(7)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Diversified Alternatives Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Diversified Alternatives Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$783	$1,290	$1,821	$3,268
Class C shares	$381	$963	$1,669	$3,543
Class R shares	$254	$857	$1,486	$3,178
Class T shares	$466	$989	$1,539	$3,036
Institutional Class shares	$181	$656	$1,158	$2,539
Institutional Service Class shares	$183	$644	$1,131	$2,474

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$281	$963	$1,669	$3,543

Portfolio Turnover

The Diversified Alternatives Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.64% of the average value of its portfolio.

Principal Strategies

The Diversified Alternatives Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and, to a limited extent, in direct investments.  The Fund intends to allocate its assets among a range of non-traditional or alternative asset classes in a dynamic way to capture return from such non-traditional or alternative sources.  The Fund’s non-traditional and alternative exposures may include industry sector equity strategies, long-short strategies, foreign currency trading strategies, floating rate bank loans, emerging market equities, emerging market bonds, managed futures strategies, Real Estate Investment Trusts (“REITs”), and  other non-core investments. The Fund seeks to provide a return that has lower volatility than traditional core asset classes (i.e., U.S. large cap equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures in measured amounts.  In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account.  Non-traditional or alternative asset categories have tended over time to have a lower correlation with the broad U.S. stock and bond markets.  The Fund may allocate its assets to Underlying Funds that invest in securities of companies of any market sector and which may hold a significant amount of securities of companies, from time to time, within a single sector. The Underlying Funds include, among others, mutual funds advised by Aberdeen Asset Management Inc., the Fund’s investment adviser (the “Adviser”), as well as unaffiliated mutual funds, closed-end funds (including business development companies) and exchange-traded funds.  There is no minimum amount of assets that must be invested in affiliated Underlying Funds.  The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature.  Some or all of the Underlying Funds may invest in derivatives.

The Fund may invest directly in certain types of derivatives, for example, securities index futures or options, which may be used to hedge against a decline in the value of the Fund’s assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

On-going due diligence is a key element of the Adviser’s process and includes monitoring factors such as consistent adherence to the investment process, style drift, strategy capacity and the manager’s commitment to the Underlying Fund, along with exogenous factors such as market conditions as well as exposure to risks and potential opportunities arising at manager firm or Underlying Fund level from ESG (Environmental, Social and Governance) issues.

The Adviser develops strategic asset class allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions.  The Fund’s portfolio management team constructs the Fund’s portfolio by setting target asset class allocations for the Fund.

The portfolio management team then manages the Fund’s portfolio by dynamically adjusting the Fund’s asset class allocations based on the Adviser’s asset class allocation views and selecting Underlying Funds or direct investments to obtain exposures to the asset classes.  The asset category allocations for the Fund are limited to non-traditional or alternative asset categories.  As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset category. The target asset category allocations established by the portfolio management team are intended to promote diversification among the asset classes.  The Fund’s asset category allocations and the investments held in the Fund’s portfolio are monitored by the portfolio management team on an ongoing basis and may be adjusted to reflect changes to the Adviser’s views.  The Fund retains the flexibility to emphasize specific asset category allocations based on relative valuations and other economic factors in order to seek to achieve the Fund’s objective. While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes (including real estate and commodities) depending on market conditions.  The Fund has the ability to invest, through the Underlying Funds, in small, medium or large capitalization issuers without regard to credit quality (including high yield bonds, which are commonly known as “junk bonds”) or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole.  At times, the Fund may emphasize any one of these exposures.  Asset classes may be added or removed at the Adviser’s discretion.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

Principal Risks

The Diversified Alternatives Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Derivatives Risk — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Performance Risk — The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk — Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Floating Rate Loan Risk — Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which an Underlying Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Sector Risk - At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk — The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender.  The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for any reason, to close out its short position.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Diversified Alternatives Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Citigroup 3-Month Treasury Bill Index, an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills), and the HFRX Global Hedge Fund Index, an index designed to be representative of the overall composition of the hedge fund universe.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.  In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Optimal Allocations Fund: Specialty to Aberdeen Diversified Alternatives Fund. The returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment objective and strategy of the Fund, prior to the changes noted above, and those of the Predecessor Fund, were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus. Class T returns are based on the previous performance of the Fund’s Class A shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: December 29, 2016) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares

(Years Ended Dec. 31)

Highest Return: 19.07% - 2nd quarter 2009

Lowest Return: -21.91% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-1.42%	1.94%	0.76%
Class A shares — After Taxes on Distributions	-1.81%	1.46%	0.23%
Class A shares — After Taxes on Distributions and Sales of Shares	-0.81%	1.27%	0.35%
Class C shares — Before Taxes	3.02%	2.47%	0.64%
Class R shares — Before Taxes	4.31%	2.84%	1.06%
Class T shares — Before Taxes	2.02%	2.64%	1.10%
Institutional Class shares — Before Taxes	5.06%	3.51%	1.66%
Institutional Service Class shares — Before Taxes	5.08%	3.25%	1.40%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.84%	0.24%	0.34%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	5.99%	2.12%	-0.41%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Diversified Alternatives Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Russell Barlow	Global Head of Alternative Investment Strategies	2016
Darren Wolf	Head of Alternative Investment Strategies - Americas	2016
Robert Minter	Investment Strategist	2012
Kevin Lyons	Senior Investment Manager	2016

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Asia Bond Fund

Aberdeen Asia Bond Fund

Objective

The Aberdeen Asia Bond Fund (the “Asia Bond Fund” or the “Fund”) seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia Bond Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%		0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	1.21%		1.24%		1.18%	1.21%	1.27%	1.39%
Total Annual Fund Operating Expenses	1.96%		2.74%		2.18%	1.96%	1.77%	1.89%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.98%		1.04%		0.98%	0.98%	1.07%	0.98%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.98%		1.70%		1.20%	0.98%	0.70%	0.91%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Asia Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia Bond Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$521	$923	$1,350	$2,537
Class C shares	$273	$752	$1,357	$2,995
Class R shares	$122	$588	$1,080	$2,437
Class T shares	$347	$757	$1,192	$2,401
Institutional Class shares	$72	$453	$859	$1,995
Institutional Service Class shares	$93	$499	$930	$2,132

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$173	$752	$1,357	$2,995

Portfolio Turnover

The Asia Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 106.31% of the average value of its portfolio.

Principal Strategies

The Asia Bond Fund seeks to achieve its objective by investing primarily in bonds and other debt securities of Asian issuers. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in bonds of Asian issuers, as defined below, and derivatives that reflect the performance of bonds of Asian issuers. The portion of the Fund’s assets not invested in these investments may be invested in debt securities issued by the U.S. Government, its agencies and instrumentalities, U.S. companies and multinational organizations, such as the Asian Development Bank, as well as non-Asian derivatives and other assets. The Fund may invest without limit in emerging markets and in issuers of any market capitalization, including start-ups.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Asia Bond Fund.

An issuer is generally considered to be an Asian issuer if it: (a) is a government or government-related body of an Asian country and/or (b) is a company that  Fund management has determined meets one or more of the following criteria: the company (i) is organized under the laws of, or has its principal office in a country in Asia; (ii) has its principal securities trading market in a country in Asia; and/or (iii) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country in Asia.  For the purposes of the Fund’s investments, Asia currently includes Bangladesh, Brunei, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Korea, Laos, Macau, Malaysia, Mongolia, Nepal, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.

The Adviser bases its investment decisions on a combination of fundamental economic and market factors, incorporating an assessment of interest rate and currency factors as well as issuer credit quality. The Fund invests where the interest rate, currency and credit opportunities appear attractive on a risk adjusted basis. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

The Fund intends to invest in securities of issuers representing a range of countries and ratings. The Fund may invest in debt securities of any quality, including debt securities rated as low as C by Moody’s Investors Service (“Moody’s”) or D by Standard & Poor’s Rating Services (“S&P”), or, if unrated, deemed by the Adviser to be of comparable quality. A bond is considered below investment grade (sometimes referred to as “junk bonds” or high yield securities) if rated below investment grade by Moody’s (below Baa3), S&P (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.

In addition, the Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The investment team seeks to achieve the Fund’s objective through active management of the Fund’s credit allocations, and currency exposures and (by managing country allocation and duration) interest rate risk. Managing for currency exposure may involve hedging transactions as well as speculating in comparative changes in currency exchange rates. To gain or hedge exposure to currencies, the Fund may use futures, forwards, options or swaps. The Fund primarily holds securities denominated in Asian currencies or in U.S. Dollars, although it may hold other currencies in order to achieve its objective. The Fund’s exposure to a currency can exceed the value of the Fund’s securities denominated in that currency and may exceed the value of the Fund’s assets. Currency positions will be based on the investment team’s analysis of relevant global and regional macroeconomic and other factors. The Fund has no stated maturity or duration policy and the average effective maturity or duration may change.

The Fund may invest in all types of bonds, including:

•                  certificates of deposit and other bank obligations;

•                  corporate bonds, debentures and notes;

•                  convertible debt securities;

•                  credit linked notes;

•                  government securities;

•                  mortgage-backed and asset-backed securities;

•                  private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”); and

•                  repurchase agreements involving portfolio securities.

The Asia Bond Fund is non-diversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

The Fund may invest up to:

•                  25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions;

•                  50% of assets in bonds of issuers located in any single foreign country; and

•                  100% of net assets in emerging markets and in bonds rated below investment grade.

The Fund may engage in other investment practices that include the use of options, futures, swaps and other derivative securities. A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. The Fund may attempt to take advantage of pricing inefficiencies in these securities. The Fund may engage in derivative transactions involving a variety of underlying instruments, including currencies, debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions). In particular, the Fund may engage in interest rate and currency futures, credit default swaps, cross-currency swaps, and interest rate swaps; options on futures and interest rate swaps, certificates of deposit or currencies; and forwards on currencies.

The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                  to manage the Fund’s interest rate, credit and currency exposure;

•                  as a substitute for taking a position in the underlying asset (where the manager feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                  to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                  as a hedging strategy;

•                  to seek to increase total returns (which is considered a speculative practice); and

•                  to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

The Fund may write uncovered (or so-called “naked”) options as well as engage in other futures and derivative strategies. The Fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so.

In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Principal Risks

The Asia Bond Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Active Trading Risk — The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

Asset-Backed Securities Risk — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.  Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Credit Risk — A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Extension Risk — Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Asian Risk — Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk — Concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitations on repatriation and differing legal standards.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Non-Diversified Fund Risk — Because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Private Placements and Other Restricted Securities Risk — Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk  — To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Asia Bond Fund. The bar chart shows how the Fund’s annual total returns for the Institutional Class shares have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Markit iBoxx® Asia Government Index, a broad-based securities index, and the Custom Asian Local Bond Index, which reflects the returns of the HSBC Asian Local Bond IndexTM for periods prior to April 1, 2016 and the returns of the Market iBoxx Asian Local Bond Index for periods subsequent to March 31, 2016. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Asia Bond Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Asia Bond Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Asia Bond Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Asia Bond Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus. Class T returns are based on the previous performance of the Fund’s Class A shares. The returns presented for Class A, Class C and Class R prior to the commencement of operations of Class A, Class C and Class R (inception date: February 27, 2012) are based on the previous performance of the Fund’s Institutional Class shares. The returns presented for Institutional Service Class prior to the commencement of operations of the Institutional Service Class (inception date: January 4, 2010) are based on the previous performance of the Fund’s Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares

(Years Ended Dec. 31)

Highest Return: 12.66% - 2nd quarter 2009

Lowest Return: -6.80% - 4th quarter 2016

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	8.29%	0.39%	3.40%
Class C shares — Before Taxes	11.41%	0.50%	3.41%
Class R shares — Before Taxes	12.95%	0.99%	3.70%
Class T shares — Before Taxes	10.25%	0.74%	3.59%
Institutional Class shares — Before Taxes	13.54%	1.53%	4.02%
Institutional Class shares — After Taxes on Distributions	10.92%	0.46%	2.71%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	7.66%	0.72%	2.63%
Institutional Service Class shares — Before Taxes	14.14%	1.44%	3.93%
Markit iBoxx® Asia Government Index (reflects no deduction for fees, expenses or taxes)	10.77%	1.34%	3.91%
Custom Asian Local Bond Index (reflects no deduction for fees, expenses or taxes)	11.03%	1.48%	4.02%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia Bond Fund’s investment adviser and Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Adam McCabe	Head of Asian Fixed Income	Inception*
Kenneth Akintewe	Senior Investment Manager	2009
Thomas Drissner	Senior Investment Manager	2014
Lin-Jing Leong	Investment Manager	2013
Jeremy Teng	Investment Manager	2013

*Includes Predecessor Fund (inception date: May 1, 2007)

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Objective

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (the “Asia-Pacific Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia-Pacific Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	2.21%		2.21%		2.17%	2.21%	2.24%	2.27%
Total Annual Fund Operating Expenses(5)	3.46%		4.21%		3.67%	3.46%	3.24%	3.27%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	1.91%		1.95%		1.91%	1.91%	1.98%	1.91%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.55%		2.26%		1.76%	1.55%	1.26%	1.36%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Asia-Pacific Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia-Pacific Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$724	$1,409	$2,115	$3,979
Class C shares	$329	$1,101	$1,987	$4,263
Class R shares	$179	$947	$1,735	$3,800
Class T shares	$404	$1,113	$1,843	$3,771
Institutional Class shares	$128	$812	$1,521	$3,404
Institutional Service Class shares	$138	$828	$1,542	$3,437

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$229	$1,101	$1,987	$4,263

Portfolio Turnover

The Asia-Pacific Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.14% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Asia-Pacific Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of Asia-Pacific (ex-Japan) companies.  The “Asia-Pacific Region (excluding Japan)” includes Vietnam, Sri Lanka, Bangladesh, Pakistan, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, Australia, New Zealand, Philippines and India.  A company is generally considered to be an Asia-Pacific (ex-Japan) company if Fund management determines that the company meets one or more of the following criteria: the company

•                       is organized under the laws of, or has its principal office in a country in the Asia-Pacific Region (excluding Japan);

•                       has its principal securities trading market in a country in the Asia-Pacific Region (excluding Japan); and/or

•                       derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country in the Asia-Pacific Region (excluding Japan).

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Asia-Pacific Equity Fund.

The portion of the Fund’s assets not invested in equity securities of Asia-Pacific (ex-Japan) companies may be, but is not required to be, invested in equity securities of companies that the Adviser and Subadviser expect will reflect developments in the Asia-Pacific (ex-Japan) Region.  The Fund intends to invest in a number of different countries.  However, at times the Fund may invest a significant part of its assets in a single country.  The Fund may invest without limit in emerging market countries.  The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.  In addition, the Fund may invest in equity securities without regard to market capitalization.

The Fund invests primarily in common stock, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Asia-Pacific Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “- Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk.  To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Asia-Pacific Equity Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI AC Asia Pacific ex Japan Index™, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Class T shares have not commenced operations as of the date of this prospectus. Class T returns are based on the previous performance of the Fund’s Class A shares. Class A, Class C and Class R returns prior to the commencement of operations of Class A, Class C and Class R (inception date: February 28, 2012) are based on the previous performance of the Fund’s Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Return — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 16.95% - 3rd quarter 2010

Lowest Return: -17.09% - 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	Since Inception (November 16, 2009)
Class A shares — Before Taxes	29.84%	3.59%	5.99%
Class C shares — Before Taxes	35.65%	4.10%	6.22%
Class R shares — Before Taxes	37.45%	4.56%	6.58%
Class T shares — Before Taxes	34.26%	4.29%	6.43%
Institutional Class shares — Before Taxes	38.03%	5.07%	6.95%
Institutional Class shares — After Taxes on Distributions	37.20%	4.12%	5.91%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	21.52%	3.47%	5.07%
Institutional Service Class shares — Before Taxes	37.82%	5.03%	6.91%
MSCI AC Asia Pacific ex Japan Index™ (reflects no deduction for fees, expenses or taxes)	37.32%	7.38%	7.22%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Asia-Pacific Equity Fund’s investment adviser and Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Hugh Young	Managing Director	Inception*
Flavia Cheong, CFA®	Head of Equities — Asia Pacific ex Japan	Inception*
Adrian Lim, CFA®	Senior Investment Manager	Inception*
Christopher Wong, CFA®	Senior Investment Manager	Inception*

* Inception date: November 16, 2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Fund

Objective

The Aberdeen Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%		0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.43%		0.40%		0.38%	0.43%	0.23%	0.40%
Total Annual Fund Operating Expenses	1.58%		2.30%		1.78%	1.58%	1.13%	1.30%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.00%		0.20%		0.00%	0.00%	0.03%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.58%		2.10%		1.78%	1.58%	1.10%	1.30%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$726	$1,045	$1,386	$2,345
Class C shares	$313	$699	$1,212	$2,620
Class R shares	$181	$560	$964	$2,095
Class T shares	$407	$736	$1,089	$2,081
Institutional Class shares	$112	$356	$619	$1,372
Institutional Service Class shares	$132	$412	$713	$1,568

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$213	$699	$1,212	$2,620

Portfolio Turnover

The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.55% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.  As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies.  An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of, or has its principal office in an emerging market country;

•                  has its principal securities trading market in an emerging market country; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk.  To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Fund. The bar chart shows how the Fund’s annual total returns for the Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Emerging Markets Fund for periods prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Emerging Markets Fund adopted the performance of the Predecessor Fund as the result of a reorganization on November 23, 2009 in which the Emerging Markets Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Emerging Markets Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus. Class T returns are based on the previous performance of the Fund’s Class A shares. Class A, Class C and Class R returns prior to the commencement of operations of Class A, Class C and Class R (inception date: May 21, 2012) are based on the previous performance of the Fund’s Institutional Class shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: November 23, 2009) are based on the previous performance of the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 39.91% - 2nd quarter 2009

Lowest Return: -22.69% - 4th quarter 2008

After-tax returns are shown in the following table for the Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

As of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares - Before Taxes	22.07%	1.00%	4.69%
Class C shares - Before Taxes	27.94%	1.57%	4.94%
Class R shares - Before Taxes	29.35%	1.90%	5.14%
Class T shares — Before Taxes	26.34%	1.69%	5.04%
Institutional Class shares - Before Taxes	30.24%	2.58%	5.53%
Institutional Class shares - After Taxes on Distributions	29.49%	1.79%	4.84%
Institutional Class shares - After Taxes on Distributions and Sale of Shares	17.11%	1.65%	4.12%
Institutional Service Class shares - Before Taxes	29.94%	2.37%	5.37%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.75%	4.73%	2.02%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Emerging Markets Fund’s investment adviser and Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) serve as the Fund’s subadvisers. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Hugh Young	Managing Director	Inception*
Devan Kaloo	Head of Equities	Inception*
Joanne Irvine	Head of Emerging Markets (Ex-Asia)	Inception*
Flavia Cheong, CFA®	Head of Equities — Asia Pacific ex Japan	2009
Mark Gordon-James, CFA®	Senior Investment Manager	Inception*

*Includes Predecessor Fund (inception date: May 11, 2007)

Purchase and Sale of Fund Shares

Effective February 22, 2013, the Fund is closed to new investors, except in limited circumstances.  Additional information is available in the “Investing in Aberdeen Funds — Fund Closure” section in the Fund’s prospectus.

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Fund

Objective

The Aberdeen Emerging Markets Debt Fund (the “Emerging Markets Debt Fund” or the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Debt Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	1.16%		1.00%		1.12%	1.16%	1.02%	0.93%
Total Annual Fund Operating Expenses	2.16%		2.75%		2.37%	2.16%	1.77%	1.68%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.78%		0.85%		0.78%	0.78%	0.87%	0.78%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.38%		1.90%		1.59%	1.38%	0.90%	0.90%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Debt Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$560	$1,000	$1,467	$2,753
Class C shares	$293	$773	$1,379	$3,018
Class R shares	$162	$665	$1,195	$2,647
Class T shares	$387	$836	$1,311	$2,621
Institutional Class shares	$92	$472	$878	$2,012
Institutional Service Class shares	$92	$453	$839	$1,922

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$193	$773	$1,379	$3,018

Portfolio Turnover

The Emerging Markets Debt Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.37% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Emerging Markets Debt Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in emerging market debt securities. An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market debt securities include securities issued by: (a) government-related bodies of emerging market countries and/or (b) a corporation that Fund management has determined meets one or more of the following criteria: the company

•                  is organized under the laws of, or has its principal office in an emerging market country;

•                  has its principal securities trading market in an emerging market country; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

Debt securities, for purposes of the 80% policy, include but are not limited to conventional and index-linked bonds, debt-related interest rate swaps, conventional bonds, inflation-linked sovereign and quasi-sovereign bonds and debt-related private placements including securities issued under Rule 144A or Regulation S (“Regulation S Securities”). The Fund may invest in both investment-grade and high yield securities (commonly referred to as “junk bonds”). The Fund may invest in securities of any maturity.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Emerging Markets Debt Fund.

The Emerging Markets Debt Fund is non-diversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

The Adviser will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. It will assess both the risk-return profile of an individual investment, as well as the risk-return impact of its incremental addition to the Fund as a whole, and then construct a risk-controlled portfolio of instruments. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. The Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. Permitted derivative instruments include, but are not limited to, fixed income futures, non-deliverable forwards and swaps (including, but not limited to, credit default, credit derivative, interest rate, currency and inflation swaps). Derivative instruments may be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund, or for other purposes deemed necessary by the Adviser and/or Subadviser to pursue the Fund’s investment objective. Credit derivatives may be used to adjust the Fund’s exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. The Fund may take short positions via derivatives in securities, interest rates, credits, currencies and markets.  In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

For additional information regarding derivatives, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Principal Risks

The Emerging Markets Debt Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Active Trading Risk — The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Credit Risk - A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Extension Risk — Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Non-Diversified Fund Risk — Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Non-Hedging Foreign Currency Trading Risk — Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Private Placements and Other Restricted Securities Risk — Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Debt Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.  The table compares the Fund’s average annual total returns to the returns of the J.P. Morgan EMBI Global Diversified Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 6.53% - 2nd quarter 2016

Lowest Return: -6.20% - 3rd quarter 2015

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Year	Since Inception (November 1, 2012)
Class A shares — Before Taxes	7.31%	2.38%	2.78%
Class C shares — Before Taxes	10.32%	2.53%	2.90%
Class R shares — Before Taxes	11.80%	3.02%	3.39%
Class T shares — Before Taxes	9.30%	2.75%	3.13%
Institutional Class shares — Before Taxes	12.41%	3.54%	3.92%
Institutional Class shares — After Taxes on Distributions	10.07%	1.96%	2.34%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	7.00%	1.94%	2.25%
Institutional Service Class shares — Before Taxes	12.48%	3.58%	3.95%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	10.26%	4.58%	4.80%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Emerging Markets Debt Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Brett Diment	Head of Global Emerging Market Debt	Inception*
Edwin Gutierrez	Head of Emerging Market Sovereign Debt	Inception*
Kevin Daly	Senior Investment Manager	Inception*
Viktor Szabó, CFA®	Senior Investment Manager	Inception*
Andrew Stanners	Investment Manager	Inception*

* Inception date: November 1, 2012

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Unconstrained Fixed Income Fund

Aberdeen Global Unconstrained Fixed Income Fund

Objective

The Aberdeen Global Unconstrained Fixed Income Fund (the “Global Unconstrained Fixed Income Fund” or the “Fund”) seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Unconstrained Fixed Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.60%		0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	1.89%		1.93%		1.82%	1.89%	1.98%	2.00%
Total Annual Fund Operating Expenses	2.74%		3.53%		2.92%	2.74%	2.58%	2.60%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	1.57%		1.68%		1.57%	1.57%	1.73%	1.57%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.17%		1.85%		1.35%	1.17%	0.85%	1.03%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.85% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Unconstrained Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$539	$1,096	$1,679	$3,255
Class C shares	$288	$927	$1,688	$3,690
Class R shares	$137	$755	$1,399	$3,130
Class T shares	$366	$934	$1,527	$3,132
Institutional Class shares	$87	$637	$1,215	$2,785
Institutional Service Class shares	$105	$659	$1,239	$2,817

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$188	$927	$1,688	$3,690

Portfolio Turnover

The Global Unconstrained Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.26% of the average value of its portfolio.

Principal Strategies

As an “unconstrained” fund, the Global Unconstrained Fixed Income Fund has the flexibility to invest in all fixed income asset classes across varying sectors, maturities and credit qualities. The Fund may also invest in derivative instruments to hedge currency, credit and interest rate exposure and for speculative purposes. As a non-fundamental policy, under normal market conditions, the Global Unconstrained Fixed Income Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed income securities of issuers located in a number of countries throughout the world, which may include the U.S.

If the Global Unconstrained Fixed Income Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Global Unconstrained Fixed Income Fund.

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in non-U.S. issuers.  A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  has its principal securities trading market in a country outside the U.S.; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries.  There is no limit on the Fund’s ability to invest in emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region.

The Fund may invest in holdings of any maturity and does not attempt to maintain any particular weighted average maturity.  The Fund also has no stated average portfolio duration range, and its average portfolio duration may be long or short.  Duration is a measure used to determine the sensitivity of a security’s price to interest rate changes.  The longer a security’s duration, the more sensitive it will be to interest rates. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Adviser seeks to achieve the Fund’s investment objective through various market environments by managing portfolio duration, credit risk and volatility. The Adviser bases its investment decisions on fundamental factors, including economic, market and currency trends and credit quality. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

The Fund may purchase securities denominated in foreign currencies or in U.S. Dollars. The Adviser intends to seek to enhance return by managing currency exposure, involving primarily hedging transactions but also speculating in comparative changes in currency exchange rates.

The Fund may invest in all types of fixed income asset classes, including, but not limited to:

•                       corporate bonds, debentures and notes;

•                       convertible debt securities;

•                       preferred stocks;

•                       government securities;

•                       municipal and other government related securities;

•                       mortgage-backed and other asset-backed securities;

•                       variable and floating rate instruments;

•                       private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”); and

•                       repurchase agreements involving portfolio securities.

The Fund may also invest in money market instruments or hold cash to the extent deemed advisable by the Adviser in seeking to achieve the Fund’s investment objective.

The Fund may invest up to:

•                       50% of net assets in fixed income securities rated below investment grade (junk bonds);

•                       40% of assets in securities of issuers located in any single foreign country;

•                       25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions; and

•                       20% of net assets in equity securities, including common stocks, warrants and rights.

Fixed income securities are considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

In pursuing its investment strategies, the Fund also intends to invest in financial derivative instruments. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or economic measure. In general, these financial derivative instruments include, but are not limited to, futures, options, swaps (including, but not limited to, credit and credit-default, interest rate and inflation swaps and options on swaps (commonly referred to as swaptions)), forward foreign currency exchange contracts and options, and credit linked notes.  The Fund is permitted to write credit default swaps.  The Fund intends to primarily purchase and sell forward foreign currency exchange contracts, interest rate futures and swaps and credit default swaps. The Fund may use these derivative techniques for a wide variety of purposes, including, but not limited to, the following:

•                       to manage the Fund’s interest rate, credit and currency exposure;

•                       as a substitute for taking a position in the underlying asset (where the Adviser feels that a derivative exposure to the underlying asset represents better value than a direct exposure);

•                       to gain an exposure to the composition and performance of a particular index (provided always that the Fund may not have an indirect exposure through an index to an instrument or currency to which it could not have direct exposure);

•                       as a hedging strategy;

•                       to seek to increase total returns (which is considered a speculative practice); and

•                       to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation. Derivative strategies involve risks which are further detailed in Principal Risks: Derivatives Risk.

The Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Global Unconstrained Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Active Trading Risk — The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

Asset-Backed Securities — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Credit Risk — A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk - To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from speculative short sales are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk - Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Extension Risk — Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mortgage-Related Securities Risk — The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Non-Hedging Foreign Currency Trading Risk —Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavourable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector is represented by a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk — For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Unconstrained Fixed Income Fund. The bar chart shows how the Fund’s annual total returns for Institutional Service Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch 3-Month US Treasury Note Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment objective and strategy effective August 15, 2016.  Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy.  In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund.  The returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment objective and strategy of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Institutional Service Class returns for periods prior to July 20, 2009 are based on the previous performance of the Common Class shares of the Predecessor Fund. Institutional Class returns prior to the commencement of operations of the Institutional Class (inception date: July 20, 2009) are based on the previous performance of the Predecessor Fund’s Common Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Class R shares have not been in operation for a full calendar year; therefore no performance information for Class R shares is provided.  The returns for Class R shares will be substantially similar to returns for Institutional Service Class shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the classes have different expenses.

Annual Total Returns — Institutional Service Class Shares
(Years Ended Dec. 31)

Highest Return: 7.89% - 3rd quarter 2009

Lowest Return: -4.81% - 3rd quarter 2008

After-tax returns are shown in the following table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-2.71%	-0.51%	2.21%
Class C shares — Before Taxes	-0.15%	-0.37%	1.89%
Class T shares — Before Taxes	-0.93%	-0.15%	2.39%
Institutional Class shares — Before Taxes	1.81%	0.62%	2.91%
Institutional Service Class shares — Before Taxes	1.62%	0.46%	2.79%
Institutional Service Class shares — After Taxes on Distributions	1.54%	0.00%	1.86%
Institutional Service Class Shares — After Taxes on Distributions and Sale of Fund Shares	0.98%	0.14%	1.80%
ICE BofA Merrill Lynch 3-Month US Treasury Note Index (reflects no deduction for fees, expenses or taxes)	0.80%	0.27%	0.41%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Global Unconstrained Fixed Income Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser. In the United States, Aberdeen Standard

Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Oliver Boulind, CFA®	Head of Global Fixed Income	2009
Jόzsef Szabό, CFA®	Head of Global Macro	2012
Richard Smith, CFA®	Senior Investment Manager	2009
James Athey	Senior Investment Manager	2012
Emma Jack	Investment Manager	2013

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen International Small Cap Fund

Aberdeen International Small Cap Fund

Objective

The Aberdeen International Small Cap Fund (the “International Small Cap Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Small Cap Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.56%		0.58%		0.70%	0.56%	0.55%	0.74%
Total Annual Fund Operating Expenses	1.81%		2.58%		2.20%	1.81%	1.55%	1.74%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.34%		0.43%		0.34%	0.34%	0.40%	0.34%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.47%		2.15%		1.86%	1.47%	1.15%	1.40%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.15% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses.  The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$716	$1,081	$1,469	$2,553
Class C shares	$318	$762	$1,332	$2,883
Class R shares	$189	$656	$1,149	$2,507
Class T shares	$396	$773	$1,175	$2,296
Institutional Class shares	$117	$450	$807	$1,812
Institutional Service Class shares	$143	$515	$912	$2,024

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$218	$762	$1,332	$2,883

Portfolio Turnover

The International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.60% of the average value of its portfolio.

Principal Strategies

The International Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.  As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. small companies.  For purposes of the 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  has its principal securities trading market in a country outside the U.S.; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of December 31, 2017, the MSCI All Country World ex-USA Small Cap Index included companies with market capitalizations up to $10.16 billion. In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $6 billion to be small-cap; however, this maximum capitalization may change with market conditions. Some companies may outgrow the definition of a small company or may no longer fall within the range of a reconstituted index after the Fund has purchased their securities. These companies will continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. In addition, the Fund may invest in companies of any size once the 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.

If the International Small Cap Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the International Small Cap Fund.

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries.  At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest:

•                  up to 20% of net assets in debt securities;

•                  up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;

•                  up to 35% of net assets in emerging markets securities; and

•                  without limit in foreign securities.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The International Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk.  To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Industrials Sector Risk.  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the International Small Cap Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World ex-USA Small Cap Index, a broad-based securities index.   Past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment strategy effective February 29, 2016.  Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy.  In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Small Cap Fund to Aberdeen International Small Cap Fund.  The returns presented for the International Small Cap Fund prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The International Small Cap Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the International Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment strategy of the International Small Cap Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Class A returns for periods prior to July 20, 2009 are based on the previous performance of the Common Class shares of the Predecessor Fund. Class R returns for periods prior to July 20, 2009 are based on the previous performance of the Adviser Class shares of the Predecessor Fund. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: September 16, 2009) are based on the previous performance of the Fund’s Class A shares. Institutional Class returns prior to the commencement of operations of the Institutional Class (inception date: July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 23.29% - 2nd quarter 2009

Lowest Return: -27.42% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	24.16%	7.13%	5.43%
Class A shares — After Taxes on Distributions	23.06%	5.74%	4.61%
Class A shares — After Taxes on Distributions and Sale of Shares	14.29%	5.18%	4.06%
Class C shares — Before Taxes	29.92%	7.67%	5.31%
Class R shares — Before Taxes	31.25%	8.08%	5.76%
Class T shares — Before Taxes	28.47%	7.86%	5.79%
Institutional Class shares — Before Taxes	32.18%	8.74%	6.31%
Institutional Service Class shares — Before Taxes	31.91%	8.52%	6.18%
MSCI All-Country World ex-USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	32.12%	10.42%	5.06%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the International Small Cap Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2009
Bruce Stout	Senior Investment Manager	2009
Jamie Cumming, CFA®	Senior Investment Manager	2009
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2009
Martin Connaghan	Senior Investment Manager	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Tax-Free Income Fund

Aberdeen Tax-Free Income Fund

Objective

The Aberdeen Tax-Free Income Fund (the “Tax-Free Income Fund” or the “Fund”) seeks a high level of current income that is exempt from federal income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Tax-Free Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholders Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%		0.43%		0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.38%		0.39%		0.36%	0.38%	0.36%	0.47%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.07%		1.83%		1.30%	1.07%	0.80%	0.91%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.29%		0.32%		0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.78%		1.51%		1.01%	0.78%	0.51%	0.62%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.50% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Tax-Free Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$501	$723	$963	$1,650
Class C shares	$254	$545	$961	$2,122
Class R shares	$103	$383	$685	$1,542
Class T shares	$328	$554	$798	$1,498
Institutional Class shares	$52	$226	$416	$963
Institutional Service Class shares	$63	$261	$476	$1,093

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$154	$545	$961	$2,122

Portfolio Turnover

The Tax-Free Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.25% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade. The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities and floating- and variable-rate bonds.  Up to 20% of the Fund’s net assets may be invested in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.  In selecting securities for the Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser’s process focuses on credit market, sector, security and yield curve analysis.  The Fund may invest in securities of any maturity.

A security may be sold to take advantage of more favorable opportunities.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: municipal credit default swaps (“MCDS”) (both single name MCDS and municipal credit default index swaps) and interest rate swaps and futures. MCDS may be used to adjust the Fund’s exposure to the industry sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. MCDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.  Interest rate swaps are primarily used to manage the Fund’s interest rate exposure.

In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Tax-Free Income Fund may be required to invest the proceeds in securities with lower yields.

Credit Risk — A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.  High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk —Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Extension Risk — Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.  Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Municipal Bond Tax Risk — A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of fixed income securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Tax-Free Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index, a broad-based securities index. Effective September 14, 2017, the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index replaced the Bloomberg Barclays Municipal Bond Index as the Fund’s primary benchmark. The Adviser believes that the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a more meaningful comparison index given the duration of the Fund’s holdings. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Tax-Free Income Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Tax-Free Income Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the Tax-Free Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Since June 23, 2008, Aberdeen Asset Management Inc. has served as the Fund’s investment adviser.  Credit Suisse Asset Management, LLC served as the subadviser for the Tax-Free Income Fund from June 23, 2008 to February 27, 2011. The Tax-Free Income Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Class R, Institutional Class and Institutional Service Class returns prior to the commencement of operations of each class (inception date: February 25, 2013) are based on the previous performance of Class D shares of the Fund, which are no longer offered.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes of the Fund invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 6.48% - 3rd quarter 2009

Lowest Return: -4.64% - 4th quarter 2010

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	-1.35%	0.79%	2.95%
Class A shares — After Taxes on Distributions	-1.35%	0.69%	2.78%
Class A shares — After Taxes on Distributions and Sales of Shares	0.47%	1.27%	2.92%
Class C shares — Before Taxes	1.29%	0.90%	2.63%
Class R shares — Before Taxes	2.69%	1.42%	3.41%
Class T shares — Before Taxes	0.51%	1.15%	3.13%
Institutional Class shares — Before Taxes	3.32%	1.93%	3.67%
Institutional Service Class shares — Before Taxes	3.11%	1.90%	3.65%
ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	4.53%	2.70%	4.26%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.45%	3.02%	4.46%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Tax-Free Income Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Edward Grant	Senior Investment Manager	2011
Lesya Paisley	Senior Investment Manager	2015

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Objective

The Aberdeen U.S. Multi-Cap Equity Fund (the “U.S. Multi-Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Multi-Cap Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	0.26%		0.34%		0.42%	0.26%	0.25%	0.29%
Total Annual Fund Operating Expenses	1.26%		2.09%		1.67%	1.26%	1.00%	1.04%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.07%		0.19%		0.07%	0.07%	0.10%	0.07%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.19%		1.90%		1.60%	1.19%	0.90%	0.97%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees.  Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative service fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the U.S. Multi-Cap Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Multi-Cap Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$689	$945	$1,221	$2,004
Class C shares	$293	$637	$1,106	$2,406
Class R shares	$163	$520	$901	$1,970
Class T shares	$368	$633	$918	$1,729
Institutional Class shares	$92	$308	$543	$1,216
Institutional Service Class shares	$99	$324	$567	$1,265

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$193	$637	$1,106	$2,406

Portfolio Turnover

The U.S. Multi-Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.79% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the U.S. Multi-Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund seeks to invest in securities of U.S. companies. A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of, or has its principal office in the United States;

•                  has its principal securities trading market in the United States; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the U.S. Multi-Cap Equity Fund.

The Fund will invest in companies across a broad spectrum of market capitalizations.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The U.S. Multi-Cap Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk — To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Multi-Cap Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the U.S. Multi-Cap Equity Fund for periods prior to October 10, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”), a registered investment company, from June 23, 2008 to October 9, 2011. In addition, after February 28, 2009, the Predecessor Fund changed its investment style and became diversified. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was a registered investment company and acquired by the Predecessor Fund. The U.S. Multi-Cap Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on October 10, 2011 in which the U.S.

Multi-Cap Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. In connection with the reorganization, the Fund changed its name from Aberdeen U.S. Equity I Fund to Aberdeen U.S. Equity Fund. The U.S. Multi-Cap Equity Fund maintained the investment objective and investment strategies of the Predecessor Fund on the date of the reorganization without any changes.

Returns of the Predecessor Fund and the Second Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Institutional Service Class returns prior to the commencement of operations of Institutional Service Class of the Fund (inception date: October 10, 2011) are based on the previous performance of the Predecessor Fund’s and Second Predecessor Fund’s Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 17.67% - 2nd quarter 2009

Lowest Return: -21.10% - 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	13.62%	10.67%	5.24%
Class A shares — After Taxes on Distributions	10.86%	8.66%	4.24%
Class A shares — After Taxes on Distributions and Sales of Shares	9.86%	8.13%	4.00%
Class C shares — Before Taxes	18.71%	11.18%	5.14%
Class R shares — Before Taxes	20.23%	11.64%	5.66%
Class T shares — Before Taxes	17.60%	11.42%	5.60%
Institutional Class shares — Before Taxes	21.04%	12.33%	6.21%
Institutional Service Class shares — Before Taxes	20.96%	12.21%	6.15%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the U.S. Multi-Cap Equity Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	2008*
Douglas Burtnick, CFA®	Deputy Head of North American Equities	2002*
Jason Kotik, CFA®	Senior Investment Manager	2000*
Fran Radano, CFA®	Senior Investment Manager	1999*

*Includes Predecessor Fund and/or Second Predecessor Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Japanese Equities Fund

Aberdeen Japanese Equities Fund

Objective

The Aberdeen Japanese Equities Fund (the “Japanese Equities Fund” or the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Japanese Equities Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%		0.65%		0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	11.07%		11.01%		11.01%	11.07%	11.01%	11.01%
Total Annual Fund Operating Expenses	11.97%		12.66%		12.16%	11.97%	11.66%	11.66%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	10.66%		10.66%		10.66%	10.66%	10.66%	10.66%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.31%		2.00%		1.50%	1.31%	1.00%	1.00%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.00% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Japanese Equities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$701	$2,880	$4,766	$8,445
Class C shares	$303	$2,615	$4,672	$8,584
Class R shares	$153	$2,493	$4,510	$8,417
Class T shares	$380	$2,635	$4,586	$8,391
Institutional Class shares	$102	$2,368	$4,343	$8,238
Institutional Service Class shares	$102	$2,368	$4,343	$8,238

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$203	$2,615	$4,672	$8,584

Portfolio Turnover

The Japanese Equities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.81% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by Japanese companies.  A company is generally considered to be a Japanese company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of, or has its principal office in, Japan;

•                  has its principal securities trading market in Japan; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in Japan.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Japanese Equities Fund.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies.  Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Japanese Equities Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the

Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk.  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Japanese Equities Fund. The bar chart shows the Fund’s annual total return for the Institutional Class. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Tokyo Stock Price Index (“TOPIX”), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares

(Year Ended Dec. 31)

Highest Return: 7.81% - 4th quarter 2017

Lowest Return: -7.55% - 4th quarter 2016

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

as of December 31, 2017

	1 Year	Since Inception (November 30, 2015)
Class A shares — Before Taxes	15.98%	8.50%
Class C shares — Before Taxes	21.23%	10.80%
Class R shares — Before Taxes	22.81%	11.34%
Class T shares — Before Taxes	20.01%	10.26%
Institutional Class shares — Before Taxes	23.51%	11.94%
Institutional Class shares — After Taxes on Distributions	22.95%	11.37%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	13.54%	9.00%
Institutional Service Class shares — Before Taxes	23.41%	11.88%
TOPIX Index (reflects no deduction for fees, expenses or taxes)	26.56%	14.08%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the Japanese Equities Fund’s investment adviser.  The Adviser has selected Aberdeen Asset Management Asia Limited (“AAMAL” or the “Subadviser”) as subadviser to the Fund. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Hugh Young	Managing Director	Inception*
Flavia Cheong, CFA®	Head of Equities — Asia Pacific ex Japan	Inception*
Adrian Lim, CFA®	Senior Investment Manager	Inception*
Gan Ai-Mee	Investment Manager	Inception*

* Inception date: November 30, 2015

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional Investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Mid Cap Equity Fund

Objective

The Aberdeen U.S. Mid Cap Equity Fund (the “U.S. Mid Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Mid Cap Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” “Reduction and Waiver of Class T Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 174 and 228 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges,” “Reduction of Sales Charges” and “Class T Shares” sections on pages 155, 156 and 159 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	0.25%	None	None
Other Expenses(4)	11.12%		11.12%		11.12%	11.12%	11.12%	11.12%
Total Annual Fund Operating Expenses	12.12%		12.87%		12.37%	12.12%	11.87%	11.87
Less: Amount of Fee Limitations/Expense Reimbursements(5)	10.87%		10.87%		10.87%	10.87%	10.87%	10.87%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.25%		2.00%		1.50%	1.25%	1.00%	1.00%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.00% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the U.S. Mid Cap Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$695	$2,900	$4,801	$8,490
Class C shares	$303	$2,650	$4,727	$8,647
Class R shares	$153	$2,528	$4,566	$8,484
Class T shares	$374	$2,655	$4,622	$8,438
Institutional Class shares	$102	$2,404	$4,401	$8,310
Institutional Service Class shares	$102	$2,404	$4,401	$8,310

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$203	$2,650	$4,727	$8,647

Portfolio Turnover

The U.S. Mid Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.92% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. mid-cap companies.  A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•                  is organized under the laws of, or has its principal office in the United States;

•                  has its principal securities trading market in the United States; and/or

•                  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

The Fund considers mid-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell Midcap® Index at the time of investment. The range of market capitalization of the Russell Midcap® Index was $393 million to $36.68 billion, with a median of $7.65 billion, as of December 31, 2017. Some companies may outgrow, or decrease in size below, the definition of a mid-cap company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies will continue to be considered mid-cap for purposes of the Fund’s minimum 80% allocation to U.S. mid-cap company equities.  The Fund also may invest up to 20% of its net assets in the aggregate in foreign securities and securities of smaller or larger companies.  Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

If the Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the U.S. Mid Cap Equity Fund.

While the Fund may sell a security if its market capitalization exceeds or falls below the definition of mid-cap company, it is not required to sell solely because of that.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The U.S. Mid Cap Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk — The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Mid Cap Equity Fund. The bar chart shows the Fund’s annual total return for the Institutional Class. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Russell Midcap Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Class T shares have not commenced operations as of the date of this prospectus.  Class T returns are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares

(Year Ended Dec. 31)

Highest Return: 7.94% - 4th quarter 2017

Lowest Return: 2.92% - 3rd quarter 2017

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2017

	1 Year	Since Inception (February 29, 2016)
Class A shares — Before Taxes	16.50%	17.71%
Class C shares — Before Taxes	21.56%	20.61%
Class R shares — Before Taxes	23.19%	21.23%
Class T shares — Before Taxes	20.50%	19.88%
Institutional Class shares — Before Taxes	23.90%	21.90%
Institutional Class shares — After Taxes on Distributions	20.46%	19.42%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	14.76%	16.18%
Institutional Service Class shares — Before Taxes	23.90%	21.86%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	18.52%	20.96%

Investment Adviser

Aberdeen Asset Management Inc. (the “Adviser”) serves as the U.S. Mid Cap Equity Fund’s investment adviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	Inception*
Douglas Burtnick, CFA®	Deputy Head of North American Equities	Inception*
Jason Kotik, CFA®	Senior Investment Manager	Inception*
Fran Radano, CFA®	Senior Investment Manager	Inception*
Qie Zhang, CFA®	Investment Manager	Inception*

* Inception date: February 29, 2016

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A, CLASS C and CLASS T SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Details

Additional Information about Principal Strategies

Aberdeen Focused U.S. Equity Fund, Aberdeen U.S. Small Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, Aberdeen China Opportunities Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen Emerging Markets Fund, Aberdeen International Small Cap Fund, Aberdeen Japanese Equities Fund, and Aberdeen U.S. Mid Cap Equity Fund.  The Adviser employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. Securities are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the Adviser seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. The Adviser also evaluates matters of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors (“ESG”). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser’s quality rating for all companies. In the price filter, the Adviser assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments. The Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Aberdeen Global Unconstrained Fixed Income Fund.  The Adviser employs a fundamental, bottom-up investment process, based on first-hand research involving a detailed evaluation of issuers and securities. Particularly for the non-US investments, the Adviser utilizes internally developed macro views on the global economy and specific regions when constructing the portfolio. The research team evaluates securities for potential purchase only after it determines that the issuer is financially sound. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG risks. The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Following a thorough research review, the Adviser evaluates the security’s valuation relative to other potential investments.  The Adviser will sell investments that achieve full valuation or that no longer meet the team’s investment criteria. Investments can also be sold to acquire more attractive securities. Research and information is shared among investment management professionals at the firm, enabling these broader resources to be used for the Fund.

Aberdeen Tax-Free Income Fund.  The Adviser employs a fundamental, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. The Adviser performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The Adviser further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth. The Adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.

Aberdeen Asia Bond Fund.  A fundamental top-down analysis is the foundation of the Adviser’s investment process for the Fund. The Adviser follows a disciplined investment process that ensures the fundamental analysis is complemented by market and issuer research. Only after independent research does the Adviser form a basis for investment decisions. The Adviser focuses on longer-term cyclical and structural investment themes to uncover opportunities across the diverse Asian fixed income strategies of interest rate, credit and currency, with the objective of maximizing total investment return consistent with prudent investment management. The Adviser examines the material risks of each investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG risks.  The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Aberdeen Emerging Markets Debt Fund.  A fundamental top-down analysis is the foundation of the Adviser’s investment process for the Fund. The Adviser follows a disciplined investment process that applies fundamental research into investment recommendations, portfolio construction, and risk management. The Adviser examines the material risks of each investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG risks.  The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund.  The Adviser uses a fund-of-funds approach categorized by first-hand due diligence that includes detailed evaluation of investment vehicles and their investment managers, in order to determine their suitability to provide exposure to a chosen asset class.  On-going due diligence is a key element of the Adviser’s process and includes monitoring factors such as consistent adherence to the investment process, style drift, strategy capacity and the manager’s commitment to the fund, along with exogenous factors such as market conditions. The Adviser develops its strategic asset class allocation views across a broad range of asset classes based on its analysis of global financial markets and macro-economic conditions.

The Diversified Income Fund allocates its assets among a wide range of asset classes to capture income from a variety of sources. The types of asset classes utilized may include, but are not necessarily limited to, U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds), preferred securities, floating rate loans and real estate.  Asset classes are selected primarily based on their income-generating potential, without regard to the source of income, although diversification benefits and potential for capital appreciation may also be considered.

The Dynamic Allocation Fund allocates its assets among a wide range of asset classes to capture return from a variety of sources. The types of asset classes utilized may include, but are not necessarily limited to, U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds) and real estate.  Asset classes are selected primarily based on their diversification benefits and potential for capital appreciation.

Aberdeen Diversified Alternatives Fund.  The Adviser uses a fund-of-funds approach categorized by first-hand due diligence that includes detailed evaluation of investment vehicles and their investment managers, in order to determine their suitability to provide exposure to a chosen asset class.  On-going due diligence is a key element of the Adviser’s process and includes monitoring factors such as consistent adherence to the investment process, style drift, strategy capacity and the manager’s commitment to the fund, along with exogenous factors such as market conditions as well as exposure to risks and potential opportunities arising at the manager firm or fund level from ESG issues. The Adviser develops its strategic asset class allocation views across a broad range of asset classes based on its analysis of global financial markets and macro-economic conditions.

The Diversified Alternatives Fund allocates its assets among a variety of non-traditional or alternative asset classes to capture diversifying returns from these non-traditional or alternative sources. The Fund’s exposures may include, but are not necessarily limited to, industry sector equity strategies, long-short strategies, foreign currency trading strategies, floating rate bank loans, emerging market equities, emerging market bonds, managed futures strategies, real estate investment trusts (“REITs”) and other non-core investments.  The Fund seeks to provide a return that has lower volatility than traditional core asset classes (i.e., U.S. large cap equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures in measured amounts.

Split Ratings.  In the event that a security receives different ratings from different NRSROs, unless specific disclosure in the Fund’s summary provides otherwise, the Adviser treats the security as being rated in the lowest rating category received from an NRSRO.  For certain Funds that invest primarily in below investment-grade securities, this could result in such a Fund holding a portion of its assets in securities that have received an investment-grade rating from one or more NRSROs.

Investment Objectives.  The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Derivatives.  To the extent that a Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of such Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for 80% policies required by Rule 35d-1 with respect to which market value would be included.

Additional Information about Investments, Investment Techniques and Risks (except for the Funds-of-Funds and Underlying Funds)

The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section.  The Funds may invest in certain additional investments and may be subject to various additional risks.  The table below and the paragraphs that follow show more information about the principal (marked with a “✓”) and certain non-principal (marked with a “•”) investment methods and securities that each Fund may use and the related risks.  The Underlying Funds in which the Diversified Income Fund, Dynamic Allocation Fund and Diversified Alternatives Fund (the “Funds-of-Funds”) may invest may also invest in certain of these investments and are also subject to certain of these risks. The Statement of Additional Information also contains information on additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject.

✓ = principal

• = non-principal

	Focused U.S. Equity Fund	U.S. Small Cap Equity Fund	Emerging Markets Fund	U.S. Multi- Cap Equity Fund	China Fund	International Equity Fund	Global Equity Fund
Convertible Securities	•		•		•	•	•
Counterparty or Third Party Risk
Country/ Regional Focus Risk	•	•	✓	•	✓	✓	✓
Custody/Sub-Custody Risk			•		•	•	•
Depositary Receipts	•	•	•	•	•	•	•
Derivatives Risk
Emerging Markets Risk		•	✓		✓	✓	✓
Equity-Linked Notes					✓
Event Risk	•	•	•	•	•	•	•

	Focused U.S. Equity Fund	U.S. Small Cap Equity Fund	Emerging Markets Fund	U.S. Multi- Cap Equity Fund	China Fund	International Equity Fund	Global Equity Fund
Focus Risk	✓	•	•	•	•	•	•
Foreign Currency Exposure Risk	✓	✓	✓	✓	✓	✓	✓
Foreign Securities Risk	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities Risk	•	✓	•	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	✓	✓	✓	✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓
Market Events Risk	•	•	•	•	•	•	•
Market Risk	✓	✓	✓	✓	✓	✓	✓
Mid-Cap Securities Risk	✓	•	✓	✓	✓	✓	✓
Preferred Stock	•	•	•	•	•	•	•
REIT and Real Estate Risk	•	•		•	•
Rights Issues and Warrants	•	•	•	•	•	•	•
Sector Risk	✓	✓	✓	✓	✓	✓	✓

	Focused U.S. Equity Fund	U.S. Small Cap Equity Fund	Emerging Markets Fund	U.S. Multi- Cap Equity Fund	China Fund	International Equity Fund	Global Equity Fund
Securities Lending	•	•	•	•	•	•	•
Small-Cap Securities Risk	✓	✓	✓	✓	✓	✓	✓
Temporary Investments	•	•	•	•	•	•	•
Valuation Risk	✓	✓	✓	✓	✓	✓	✓

	Asia Bond Fund	Asia- Pacific Equity Fund	Emerging Markets Debt Fund	Global Unconstrained Fixed Income Fund	International Small Cap Fund	Tax- Free Income Fund	Japanese Equities Fund	U.S. Mid Cap Equity Fund
Active Trading Risk	✓		✓	✓
Asset-Backed Securities Risk	✓			✓		•
Bank Loan Risk				•
Bank Obligations	•		•	•		•
Call and Redemption Risk	•		✓	✓		✓
Convertible Securities	•	•		•	•		•
Corporate Bonds	✓		✓	✓
Counterparty or Third Party Risk	•		•	•		•
Country/Regional Focus Risk	✓	✓	•	✓	✓		✓	•
Credit Default Swap Risk	•		•	•		•
Credit Risk	✓		✓	✓		✓
Custody/Sub-Custody Risk	•	•	•	•	•	•	•
Depositary Receipts	•	•		•	•		•	•
Derivatives Risk (including Options, Futures and Swaps)	✓		✓	✓		✓

	Asia Bond Fund	Asia- Pacific Equity Fund	Emerging Markets Debt Fund	Global Unconstrained Fixed Income Fund	International Small Cap Fund	Tax- Free Income Fund	Japanese Equities Fund	U.S. Mid Cap Equity Fund
Emerging Markets Risk	✓	✓	✓	✓	✓
Event Risk	•	•	•	•	•	•	•	•
Exchange-Traded Fund Risk
Extension Risk	✓		✓	✓		✓
Fixed Income Securities	•		•	•		•
Focus Risk		•			•		•	•
Foreign Currency Exposure Risk	✓	✓	✓	✓	✓		✓	✓
Foreign Securities Risk	✓	✓	✓	✓	✓		✓	✓

	Asia Bond Fund	Asia- Pacific Equity Fund	Emerging Markets Debt Fund	Global Unconstrained Fixed Income Fund	International Small Cap Fund	Tax- Free Income Fund	Japanese Equities Fund	U.S. Mid Cap Equity Fund
High-Yield Bonds and Other Lower-Rated Securities Risk	✓		✓	✓		✓
Illiquid Securities Risk	✓	•	•	✓	•	✓	•	✓
Impact of Large Redemptions and Purchases of Fund Shares	✓	✓	✓	✓	✓	✓	✓	✓
Impact of Sub-Prime Mortgage Market				•
Inflation Risk	•		•	•		•
Interest Rate Risk	✓		✓	✓		✓
Investment-Grade Debt Securities	•		•	•		•
Issuer Risk	✓	✓	✓	✓	✓	✓	✓	✓
Leverage Risk				•
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓

	Asia Bond Fund	Asia- Pacific Equity Fund	Emerging Markets Debt Fund	Global Unconstrained Fixed Income Fund	International Small Cap Fund	Tax- Free Income Fund	Japanese Equities Fund	U.S. Mid Cap Equity Fund
Market Events Risk	•	•	•	•	•	•	•	•
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓
Mid-Cap Securities Risk	✓	✓			•		✓	✓
Mortgage-Related Securities Risk				✓		•
Municipal Bond Tax Risk						✓
Municipal Securities Risk				•		•
Non-Diversified Fund Risk	✓		✓
Non-Hedging Foreign Currency Trading Risk	•		✓	✓

	Asia Bond Fund	Asia- Pacific Equity Fund	Emerging Markets Debt Fund	Global Unconstrained Fixed Income Fund	International Small Cap Fund	Tax- Free Income Fund	Japanese Equities Fund	U.S. Mid Cap Equity Fund
Preferred Stock		•		•	•		•	•
Prepayment Risk	✓		✓	✓		✓
Private Placements and Other Restricted Securities Risk	✓	•	✓	•	•	•	•
REIT and Real Estate Risk		•	•		•		•	•
Repurchase Agreements	•		•	•		•
Rights Issues and Warrants		•	•	•	•		•	•
Sector Risk	✓	✓		✓	✓		✓	✓
Securities Lending	•	•	•	•	•	•	•	•
Small-Cap Securities Risk	✓	✓			✓		✓	✓

	Asia Bond Fund	Asia- Pacific Equity Fund	Emerging Markets Debt Fund	Global Unconstrained Fixed Income Fund	International Small Cap Fund	Tax- Free Income Fund	Japanese Equities Fund	U.S. Mid Cap Equity Fund
Sovereign Debt Risk	✓		✓	✓
Structured Instruments	•		•	•	•	•
Temporary Investments	•	•	•	•	•	•	•	•
To-Be-Announced Instruments (TBAs)				•
U.S. Government Securities Risk	•			•
Valuation Risk	✓	✓	✓	✓	✓	✓	✓	✓
Variable and Floating Rate Securities Risk				✓
When-Issued Securities and Forward Commitments	•		•	•	•	•
Zero Coupon Bonds	•		•	•		•

Active Trading Risk — A Fund that engages in active and frequent trading of portfolio securities, which would result in a higher portfolio turnover rate, may incur increased costs, which can lower the actual return of the Fund. Active trading or high portfolio turnover may also increase short term gains and losses, which may affect taxes that must be paid.

Asset-Backed Securities Risk — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Asset-backed securities may also be structured as pools of assets whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal, similar to mortgage-backed securities (referred to as “Other Asset-Backed Securities”). A Fund may invest in a variety of Other Asset-Backed securities which may be subject to additional risks.

At times, instability in the markets for fixed income securities, particularly Other Asset-Backed Securities, may significantly decrease the liquidity of portfolios that invest in Other Asset-Backed Securities. In the event of redemptions, a Fund that invests in Other Asset-Backed Securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can impact a Fund’s performance.

Bank Loan Risk — Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

Delayed Funding Loans and Revolving Credit Facilities Risk — Delayed funding loans and revolving credit facilities are borrowings in which a Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.

Bank Obligations — Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Call and Redemption Risk — Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Contingent Convertible Securities.  A Fund may invest in contingent convertible securities, or “CoCos”.  These securities are usually deeply subordinated instruments with long maturities that contain a conversion mechanism that is governed by the issuer’s ability to meet certain minimum financial and accounting ratios as promulgated by statutory regulatory authorities such as banking regulators or macro prudential regulatory authorities.  If the issuer triggers the CoCo’s conversion mechanism, the contingent convertible security’s principal may be (1) permanently written off in total, (2) temporarily written off in total or in part with principal reinstatement contingent upon the issuer re-attaining compliance with statutorily required financial and accounting ratios, or (3) converted into common equity or into a security ranking junior to the contingent convertible security.  In any or all of these circumstances, the CoCo’s value may be partially or completely impaired either temporarily or permanently. Many, but not all, contingent convertible securities are rated as speculative or ‘High Yield’ by NRSROs.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.  Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Counterparty or Third Party Risk — Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

Country/Regional Focus Risk — Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a fund with a wider geographical allocation.

Credit Default Swap Risk — Certain Funds may buy or sell credit default swaps.  Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to a Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. As a seller in a credit default swap contract, the Fund pays the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. The Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because a Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Custody/Sub-Custody Risk — To the extent that a Fund invests in markets where custodial and/or settlement systems are not fully developed, there may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of a Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability.

Depositary Receipts — Depositary receipts typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts (“EDRs”) are issued in Europe and used in bearer form in European markets.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk — A Fund may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks, or for other purposes, as set out below.  Derivatives are financial instruments, whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500® Index or the prime lending rate).

Derivatives include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps),

options (including options on futures and options on swaps), warrants and structured notes.

Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. Futures contracts are traded through regulated exchanges and are “marked to market” daily.

Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned or constrained by the government.

A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement.

Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities.

Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i)             to manage a Fund’s interest rate, credit and currency exposure;

(ii)          as a substitute for taking a position in the underlying asset (where a Fund’s Adviser or Subadviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);

(iii)       to gain an exposure to the composition and performance of a particular index; and

(iv)      to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In addition to the use of financial derivatives instruments, a Fund may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions.

Without limiting the generality of the foregoing, a Fund’s Adviser or Subadviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies).  The base currency of each Fund is U.S. Dollars.  Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund.  Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s adviser or sub-adviser, this is believed to be appropriate.

Derivatives are speculative and may hurt a Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•                  a Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, calls for the regulation of the derivatives markets.  The full extent and impact of the regulation are not yet known and may not be known for some time.  The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020.  In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

Equity-Linked Notes — The China Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

•                       purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

•                       the credit quality of the note’s issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer’s creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Event Risk — Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Exchange-Traded Fund Risk —To the extent that a Fund invests in exchange traded funds (“ETFs”), the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile.

Fixed Income Securities — Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the Statement of Additional Information (“SAI”).

Focus Risk — To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Currency Exposure Risk — Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk.  In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Foreign Securities Risk — The Funds use various criteria to determine which country is deemed to have issued the securities in which the Funds invest. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities.  Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities.  Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                       political and economic instability;

•                       the impact of currency exchange rate fluctuations;

•                       reduced information about issuers;

•                       higher transaction costs;

•                       less stringent regulatory and accounting standards; and

•                       delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.  The risks of investing in foreign securities are increased in connection with investments in emerging markets.  See “Emerging Markets Risk” above.

Asian Risk. Certain Funds may invest their assets in Asian securities, and those Funds may be subject to general economic and political conditions in Asia. Certain Funds may invest a significant portion of their assets in Asian securities, and those Funds may be more volatile than a fund which is broadly diversified geographically. The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk”. Many countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund that focuses its investments in Asia, or the Asia-Pacific region, may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor in a Fund should consider include the following:

•                  Investing in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Fund to increased volatility and substantial declines in value.

•                  Many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Fund’s investment portfolio and share price.

•                  Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size.

•                  Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy.

•                  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.

For a more detailed analysis and explanation of the specific risks of investing in Asia, please see “Foreign Securities (including Developing Countries) - Asian Risk” in the SAI.

Asia-Pacific Region. The Asia-Pacific region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described above under “- Asian Risk.”

China Risk. In addition to the risks listed above under “Emerging Markets Risk,” “Foreign Securities Risk” and “ - Asian Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ — Direct China Securities”).  For a more detailed analysis and explanation of the specific risks of investing in China, please see “Foreign Securities (including Developing Countries) — Investing in China” in the SAI.

Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors.  AAMAL has been granted a qualified foreign institutional investor (“QFII”) license and a renminbi qualified foreign institutional investor (“RQFII”) license, which allow AAMAL to invest in China Securities for its clients.  AAMAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”) under each license (the “Quotas”).  The provisions regarding such Quotas may be subject to change with little or notice given by SAFE. The China Opportunities Fund and the Asia Bond Fund (collectively, the “China Investor Funds”) invest in China Securities directly, together with other AAMAL clients, subject to the Quotas granted to AAMAL.

The QFII Quota is measured by AAMAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota.  Once $20 million or currency equivalent of the QFII Quota is invested China Securities, aggregate investment capital and profits may not be repatriated for a minimum of three months.  This lock-up period for AAMAL’s QFII Quota has passed; however, there can be no guarantee that SAFE will not extend this lock-up period or change regulations.  After the three-month lock-up period, AAMAL has discretion to withdraw principal and net realized profits from investment in China Securities. Following the end of the three-month lock-up period, a restriction applies that limits the repatriation of principal and/or profit within any one month to 20% of total onshore assets held under the QFII Quota as at the end of the previous year. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE.  Repatriation of principal would generally result in a reduction in AAMAL’s Quota, with no new injections of principal being permitted without AAMAL applying for and obtaining a new Quota, which cannot be guaranteed.  Chinese authorities could change the foregoing limitations at any time.

Where a Fund is invested through AAMAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from AAMAL’s RQFII Quota. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future.  The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether AAMAL’s RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate AAMAL’s RQFII license, which may adversely affect a Fund and its shareholders. It is not possible to predict how such changes would affect a Fund.

Although China law permits the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The China Investor Funds have been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of AAMAL may assert that AAMAL is the legal owner of the securities and other assets in the accounts.  Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to AAMAL as license holder, then creditors of AAMAL could seek payment from the China Securities held under the QFII Quota.  For more information, please see “Investing in China” in the SAI.

Stock Connect. In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.

China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). Investing in China A shares through Stock Connect Programs may be limited by quota and repatriation restrictions.  Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

China Interbank Bond Market.  To the extent permitted by their principal investment strategies, the Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Fund.  The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997 and was limited to domestic participants, but access to the market has since been expanded. Currently, more than 90% of PRC bond trading activity takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes.

Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and Funds transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. To the extent that a Fund transacts in the CIBM, it may also be exposed to risks associated with settlement procedures and default of counterparties. The CIBM is also subject to regulatory risks. For more information, please see “Investing in China” in the SAI.

Japan Risk. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia. Depreciation of the yen, and any other currencies in which the Fund’s securities are denominated, will decrease the value of the Fund’s holdings.

Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.  The natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy.  Japan has an aging population and, as a result, Japan’s workforce is shrinking. Japan’s economy may suffer if this trend continues.

Latin American Risk. The economies in Latin America are considered emerging market economies and are subject to the risks listed above under “Emerging Markets Risk”. Investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Latin American countries may be subject to a greater degree of political, sovereign and economic instability and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Latin American region may lead to a lack of liquidity.  Specifically, most economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations. In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth. Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates and unemployment. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.  As a result, a Fund heavily invested in Latin America may be more volatile than a fund which is broadly diversified geographically. For a more detailed analysis and explanation of the specific risks of investing in Latin America, please see “Foreign Securities (including Developing Countries) — Latin America” in the SAI.

Europe — Recent Events Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

High-Yield Bonds and Other Lower-Rated Securities Risk — A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  A Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Funds employ proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Funds’ procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Funds in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Funds to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Impact of Sub-Prime Mortgage Market — Certain Funds may invest in mortgage-backed, asset-backed and other fixed income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Inflation Risk — Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation.  The income produced by these securities is worth less when prices for goods and services rise.  To compensate for this loss of purchasing power, the securities trade at lower prices.  Inflation also reduces the purchasing power of any income you receive from a Fund.

Interest Rate Risk — Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Investment-Grade Debt Securities — Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Leverage Risk — Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Fund will segregate or “earmark” cash, liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

Management Risk — Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Events Risk — The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  More recently, the Federal Reserve has terminated certain of its market support activities.  The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                       corporate earnings;

•                       production;

•                       management;

•                       sales; and

•                       market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Mortgage-Related Securities Risk — Mortgage-related securities, sometimes referred to as mortgage-backed securities, are pools of residential or commercial mortgages whose cash flows are “passed through” to the holders of the securities via monthly payments of interest and principal.  A Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Because of prepayment risk and extension risk, mortgage-related securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

The Funds generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and non-agency issued securities. The Funds may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. The Funds may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations (“CMOs”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

At times instability in the markets for fixed income securities, particularly mortgage-related securities may significantly decrease the liquidity of portfolios that invest in mortgage-backed securities. In the event of redemptions, a Fund that invests in mortgage-related securities may be unable to sell these portfolio securities at a fair price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can impact the Fund’s performance.

Municipal Bond Tax Risk — A municipal bond that is issued as tax-exempt may later be declared to be taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from a Fund by increasing taxes on that income. In such event, the net asset value of a Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of a Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, a Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Municipal Securities Risk — Municipal bonds are securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. In general, the price of a Municipal bond can fall when interest rates rise and can rise when interest rates fall. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds. Under certain market conditions, the Adviser may purchase Municipal bonds that the Adviser perceives are undervalued. Undervalued Municipal bonds are subject to the same market volatility and principal and interest rate risks described above. Lower quality Municipal bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower quality Municipal bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. In the case of tax-exempt Municipal bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value. Municipal bonds are subject to credit or default risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due.

Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity, bonds, pre-refunded municipal securities and auction rate securities.

Non-Diversified Fund Risk — Certain Funds are subject to non-diversified fund risk because they may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Non-Hedging Foreign Currency Trading Risk — Certain Funds may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

Preferred Stock — Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities.  If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Private Placements and Other Restricted Securities Risk — Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties.  REITs that invest in real estate mortgages are also subject to prepayment risk.  To the extent a Fund invests in REITs, the Fund may be subject to these risks.

Repurchase Agreements — When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. A Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and a Fund could experience delays in recovering amounts owed to it.

Rights Issues and Warrants — Rights issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.  Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date.

Sector Risk — To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.  As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.

Consumer Staples Sector Risk.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Financials Sector Risk.  Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Industrials Sector Risk.  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Securities Lending — A Fund may lend its portfolio securities. If a Fund lends securities, the Fund may be subject to the risk of default by the borrower. A Fund lending its securities will require from the borrower collateral equal to: (i) for U.S. securities, 102% of the value of the securities loaned; and (ii) for non-U.S. securities, 105% of the value of the securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to a Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. A Fund lending its securities may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Small-Cap Securities Risk — In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. The following describes principal risk factors to which investments in sovereign debt are subject:

Economic Risk. The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

Political Risk. The risks associated with the general political and social environment of instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions.  High political risk can impede the economic welfare of a country.

Repayment Risk.  A country may be unable to pay its external debt obligations in the immediate future.  Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt services as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Structured Instruments —Structured investments include swaps, structured securities and other instruments that allow a Fund to gain access to the performance of a benchmark asset (such as an index or selected bonds) that may be more attractive or accessible than the Fund’s direct investment.

Temporary Investments — If a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•                       short-term U.S. Government securities;

•                       certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•                       prime quality commercial paper;

•                       repurchase agreements covering any of the securities in which the Fund may invest directly; and

•                       shares of money market funds.

The use of temporary investments for defensive purposes prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act. For information about the risks of investing in derivatives and other investment companies, please see “Derivatives Risk” and “Exchange-Traded Fund Risk” above and “Securities of Other Investment Companies” in the SAI.

To-Be-Announced Instruments (“TBAs”) — TBA transactions are contracts used when purchasing or selling mortgage-backed securities that are delivered at a later date. The actual mortgage-backed security delivered to fulfill a TBA trade is not initially determined at the time of trade, but conforms to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, a Fund will earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage-backed securities until settlement date.

U.S. Government Securities Risk — Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guaranty the net asset value of a Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.

In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage-backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.

Valuation Risk - The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes.  In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

Variable and Floating Rate Securities Risk — A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90—day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

When-Issued Securities and Forward Commitments — When-issued securities and forward commitments include the purchase or sale of securities for delivery at a future date. The market value may change before delivery.

Zero Coupon Bonds — Zero coupon bonds pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The SAI contains more information on the Funds’ investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Additional Information about Investments, Investment Techniques and Risks of the Funds-of-Funds

The Funds-of-Funds may invest in certain direct investments.

The Funds-of-Funds, which invest in Underlying Funds in reliance on Section 12(d)(1)(G) of the 1940 Act, are also eligible to invest in other securities in reliance on Rule 12d1-2 under the 1940 Act.  In addition, pursuant to an SEC order exempting the Funds from Rule 12d1-2(a) of the 1940 Act, the Funds-of-Funds may invest, to the extent consistent with their investment objectives, policies, strategies and limitations, in financial instruments that may not be “securities” within the meaning of Section 2(a)(36) of the 1940 Act.

As a result of making certain direct investments, the Funds-of-Funds may be subject to various risks.

Affiliated Funds Risk — The Fund-of-Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among a Fund-of-Funds and the Underlying Funds could affect how the Fund-of-Funds’ Adviser fulfills its fiduciary duties to a Fund-of-Funds and the Underlying Funds.

Asset Allocation Risk — Each Fund-of-Funds is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  Each Fund-of-Funds will be exposed to risks of the Underlying Funds in which it invests. A Fund-of-Funds will be affected by stock and bond market risks, among others.  To the extent a Fund-of-Funds invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of the Fund-of-Funds’ investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of a Fund-of-Funds’ assets invested in various Underlying Funds, the Fund-of-Funds’ actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Business Development Company (“BDC”) Risk - The Diversified Alternatives Fund may invest in BDCs. BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are closed-end investment companies subject to the 1940 Act; however, BDCs are exempt from many of the regulatory constraints imposed by the 1940 Act. A BDC is a domestic company that (1) operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities, and (2) has elected business development company status. As a general matter, a BDC must maintain at least 70% of its investments in certain types of eligible portfolio companies that do not have securities listed on a national securities exchange or that have less than $250 million in aggregate market value. The Fund is subject to risks faced by BDCs, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen.

Closed-end Fund Risk - The Diversified Alternatives Fund may invest in closed-end funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Derivatives — The Funds-of-Funds may invest in certain types of derivatives, particularly securities index futures, which will be used to hedge against a decline in the value of the Funds-of-Funds assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

Derivatives are speculative and may hurt a Fund-of-Funds’ performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund-of-Funds’ derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make a Fund-of-Funds harder to value, especially in declining markets;

•                  a Fund-of-Funds may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Hedged Exposure Risk — Losses generated by a derivative or practice used by a Fund-of-Funds for hedging purposes should be offset in part by gains on the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — A Fund-of-Funds is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, calls for the regulation of the derivatives markets.  The full extent and impact of the regulation are not yet known and may not be known for some time.  The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020.  In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Exchange-Traded Notes Risk — The Funds-of-Funds may seek exposure to the asset classes described in their principal investment strategies by investing directly in ETNs.   The Funds-of-Funds may use ETNs as a substitute for taking a direct position in the underlying asset (where the Adviser believes that indirect exposure to the underlying asset is more effective).  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

Fund of Funds Risk — Your cost of investing in a Fund-of-Funds may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund-of-Funds’ approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund-of-Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of shares of the Fund-of-Funds in which it is invested, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund-of-Funds’ performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund-of-Funds and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Performance Risk — Each Fund-of-Funds’ investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund-of-Funds’ performance could be negatively affected.  There can be no assurance that each Fund-of-Funds or any Underlying Fund will achieve its investment objective.

Redemption Fee Risk — Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  Each Fund-of-Funds does not intend to engage in market timing in Underlying Fund shares.  However, each Fund-of-Funds will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio managers will attempt to conduct each Fund-of-Funds’ purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.

Additional Information about Investments, Investment Techniques and Risks of the Underlying Funds

The Underlying Funds in which the Funds-of-Funds may invest may also invest in certain of the investments described below under “Investments of the Underlying Funds” and are also subject to certain of the risks subsequently described under “Risks of the Underlying Funds”.

Investments of the Underlying Funds

Asset-Backed Securities — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when an Underlying Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of an Underlying Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that an Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means an Underlying Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and an Underlying Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Collateralized Instruments — Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Commodity-Linked Derivatives — Commodity-linked derivatives are derivatives whose value is based on the value of a commodity, a commodity futures or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodities or commodity markets (“commodity indicator”). Commodity-linked derivatives include notes, futures, options, and swaps.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.  Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Debt Instruments — Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. High yield securities or “junk bonds” are debt instruments of less than investment grade quality.

Derivatives — Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include, but are not limited to, futures, options, swaps, forward foreign currency contracts and credit linked notes.  Derivatives may be used for a wide variety of purposes, including, but not limited to, the following: (i) to manage interest rate, credit and currency exposure; (ii) as a substitute for taking a position in the underlying asset; (iii) to gain an exposure to the composition and performance of a particular index; and (iv) to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

Equity Securities — Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Fixed Income Securities — Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI.

Floating Rate Loans — Floating rate loans are debt securities issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Foreign Government Securities — Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which an Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

An Underlying Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. An Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Inflation-Adjusted Debt Instruments — Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Private Placements and Other Restricted Securities Risk — Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Underlying Funds, but whose resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, an Underlying Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing an Underlying Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of an Underlying Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed an Underlying Fund’s limit on investments in illiquid securities.

Real Estate-Related Investments — Real estate-related investments include REITs, issuers similar to REITs formed under the laws of non-U.S. countries, and other U.S. and foreign issuers that earn at least 50% of their gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of real estate products or services include building supplies and mortgage servicing. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interests. Equity REITs invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents and may also realize gains by selling appreciated property. Mortgage REITs invest most of their assets in real estate mortgages and receive most of their income from interest payments.

Short Sales — Short sales are transactions to sell a security that one does not own to a third party by borrowing the security from a broker in anticipation of purchasing the same security on a later date to close out the short position. In engaging in short sales, the Underlying Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Underlying Fund purchases its replacement.

U.S. Government Securities — U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Risks of the Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent a Fund-of-Funds invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. These imbalances maybe significant due to the length of time required to alter the supply of some commodities in response to changes in demand. To the extent an Underlying Fund focuses its investments in a particular asset of the commodities market (such as oil, metal, or agricultural products), the fund will be more susceptible to risks associated with that particular asset.

Counterparty or Third Party Risk — Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, an Underlying Fund’s potential loss is the net amount of payments the Underlying Fund is contractually entitled to receive for one payment period (if any, the Underlying Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. An Underlying Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that an Underlying Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Underlying Funds thus assume the risk that they may be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit an Underlying Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Underlying Fund.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which an Underlying Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. An Underlying Fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because an Underlying Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Custody/Sub-Custody Risk — To the extent an Underlying Fund invests in markets where custodial and/or settlement systems are not fully developed, there may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of an Underlying Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability.

Derivatives Risk — Derivatives are speculative and may hurt an Underlying Fund’s and a Fund-of-Funds’ performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from an Underlying Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make an Underlying Fund harder to value, especially in declining markets;

•                  an Underlying Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, an Underlying Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by an Underlying Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — An Underlying Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, calls for the regulation of the derivatives markets.  The full extent and impact of the regulation are not yet known and may not be known for some time.  The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with an Underlying Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020.  In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as an Underlying Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject an Underlying Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose an Underlying Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. An Underlying Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Floating Rate Loan Risk — Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, the value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.  In addition, loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet an Underlying Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, an Underlying Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

Foreign Currency Exposure Risk — Underlying Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. To manage this risk, an Underlying Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, an Underlying Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase an Underlying Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of an Underlying Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of an Underlying Fund’s hedge. An Underlying Fund may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which an Underlying Fund’s holdings are denominated. Losses on such transactions may not be offset by gains from other Underlying Fund assets.

An Underlying Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Underlying Fund’s income or gains at the Underlying Fund level and its distributions to shareholders. An Underlying Fund’s losses from such positions may also recharacterize the Underlying Fund’s income and its distributions to shareholders and may cause a return of capital to Underlying Fund shareholders.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                  political and economic instability;

•                  the impact of currency exchange rate fluctuations;

•                  reduced information about issuers;

•                  higher transaction costs;

•                  less stringent regulatory and accounting standards; and

•                  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an Underlying Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations;

financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not an Underlying Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Underlying Fund’s investments.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which an Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions.

An Underlying Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. An Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Inflation-Adjusting Risk — Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Interest Rate Risk — Interest rates have an effect on the value of an Underlying Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of an Underlying Fund’s securities, the more sensitive the Underlying Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Leverage Risk — The use of leverage may exaggerate changes in the net asset value (“NAV”) of Underlying Fund shares and thus result in increased volatility of returns. The amount that an Underlying Fund must repay may fluctuate due to market forces, and the Underlying Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Underlying Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Underlying Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Underlying Fund returns.

Management Risk — Each Underlying Fund is subject to risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that these decisions will achieve the desired results for the Underlying Funds. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Events Risk — The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  More recently, the Federal Reserve has terminated certain of its market support activities.  The withdrawal of  Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, an Underlying Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Underlying Fund’s investment adviser or manager.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Underlying Fund’s investments may be negatively affected by such events.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect an Underlying Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that an Underlying Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, an Underlying Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, an Underlying Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                  corporate earnings;

•                  production;

•                  management;

•                  sales; and

•                  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income. In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities.  If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. REITs that invest in real estate mortgages are also subject to prepayment risk.  Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The securities of small real estate-related issuers can be more volatile, less liquid, and have more limited financial resources than securities of larger issuers.

Sector Risk - To the extent that a Fund-of-Funds has a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector, the Underlying Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk — In a short sale, an Underlying Fund may sell a security the Underlying Fund does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. The Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for any reason, to close out its short position.  A loss on a short sale is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, the Underlying Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.  Short sales may reduce the Underlying Fund’s returns or increase volatility.

Small-Cap Securities Risk — In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, an Underlying Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

U.S. Government Securities Risk — Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guaranty the net asset value of an Underlying Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.

In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage-backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.

Valuation Risk - The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by an Underlying Fund’s adviser may generally trade in round lot sizes.  In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when an Underlying Fund does not price its shares, the value of the securities in an Underlying Fund’s portfolio may change on days when shareholders, including the Funds, are not be able to purchase or sell that Underlying Fund’s shares.

Other Information

Commodity Pool Operator Exclusion — The Adviser has claimed an exclusion from the definition of “commodity pool operator” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 for each Fund, except the Funds-of-Funds, and therefore the Funds and the Adviser (with respect to the Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules.  The Funds will have to reaffirm annually their eligibility for this exclusion.  The Adviser intends to continue to operate each Fund in a manner to maintain its exclusion under CFTC Rule 4.5.  The Funds-of-Funds rely on no-action relief that delays any obligation for the Adviser to register with the CFTC with respect to the Funds-of-Funds until six months from the date the CFTC staff issues revised guidance on the application to funds-of-funds of the de minimus thresholds in the exclusion from the definition of commodity pool operator under CFTC Rule 4.5.

Portfolio Holdings Disclosure — Each Fund posts on the Trust’s internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Fund Management

Investment Adviser

Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $885.92 billion in assets as of December 31, 2017. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. Standard Life Aberdeen plc, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.”

In rendering investment advisory services, the Adviser, and Subadvisers described below, may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of the Adviser or Subadviser. No remuneration is paid by the Funds with regards to the MOU.

Subadvisers

Aberdeen China Opportunities Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen Asia Bond Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen Global Unconstrained Fixed Income Fund, Aberdeen Emerging Markets Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen International Small Cap Fund and Aberdeen Japanese Equities Fund

Aberdeen Asset Managers Limited (“AAML”), a Scottish Company, and Aberdeen Asset Management Asia Limited (“AAMAL” and together with AAML, the “Subadvisers”), a Singapore corporation, serve as Subadvisers to the above-listed Funds. AAML’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. AAMAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  AAML is responsible for the day-to-day management of each of the Global Unconstrained Fixed Income Fund, the International Small Cap Fund, the International Equity Fund, the Global Equity Fund and the Emerging Markets Debt Fund.  AAMAL is responsible for the day-to-day management of the China Fund, the Asia Bond Fund, the Asia-Pacific Equity Fund and the Japanese Equities Fund. AAML and AAMAL are responsible for the day-to-day management of the Emerging Markets Fund.  To the extent that AAML or AAMAL do not have management over a specific portion of a Fund’s assets, AAML and AAMAL will assist the Adviser with oversight for the Fund. When a portfolio management team from AAML or AAMAL is allocated a specific portion of a Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. AAML and AAMAL are both affiliates of the Adviser and wholly owned by Aberdeen PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2017.

Management Fees

Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund that has a Subadviser(s), the Adviser pays the Subadviser(s) from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by each Fund for the fiscal year ended October 31, 2017 disclosed below takes into account the expense limitation that was in effect for the Fund during the year.

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2017
Aberdeen Focused U.S. Equity Fund
On assets up to $500 million	0.75%	0.81	%(1)
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%
Aberdeen U.S. Small Cap Equity Fund
On assets up to $100 million	0.95%	0.81%
On assets of $100 million and more	0.80%
Aberdeen U.S. Multi-Cap Equity Fund
On assets up to $500 million	0.75%	0.68%

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2017
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%
Aberdeen China Opportunities Fund
On assets up to $500 million	1.25%	0.14%
On assets of $500 million up to $2 billion	1.20%
On assets of $2 billion and more	1.15%
Aberdeen International Equity Fund
On all assets	0.80%	0.80%
Aberdeen Global Equity Fund
On assets up to $500 million	0.90%	0.77%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%
Aberdeen Diversified Income Fund
On all assets	0.15%	0.00%
Aberdeen Dynamic Allocation Fund
On all assets	0.15%	0.00%
Aberdeen Diversified Alternatives Fund
On all assets	0.15%	0.00%
Aberdeen Asia Bond Fund
On all assets	0.50%	0.00%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
On all assets	1.00%	0.00%
Aberdeen Emerging Markets Fund
On all assets	0.90%	0.87%
Aberdeen Global Unconstrained Fixed Income Fund
On assets up to $500 million	0.60%	0.00%
On assets of $500 million up to $1 billion	0.55%
On assets of $1 billion and more	0.50%
Aberdeen International Small Cap Fund
On assets up to $100 million	1.00%	0.80	%(2)
On assets of $100 million and more	0.90%
Aberdeen Tax-Free Income Fund
On assets up to $250 million	0.425%	0.26%
On assets of $250 million up to $1 billion	0.375%
On assets of $1 billion and more	0.355%
Aberdeen Emerging Markets Debt Fund
On assets up to $500 million	0.75%	0.00%
On assets of $500 million or more	0.70%
Aberdeen Japanese Equities Fund
On all assets	0.65%	0.00%
Aberdeen U.S. Mid Cap Equity Fund
On assets up to $500 million	0.75%	0.00%
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%

(1) The fees paid for the fiscal year ended October 31, 2017 reflect the management fee rate and expense limitation that was in effect for the Fund prior to the change in the Fund’s name, strategy and fee structure on November 15, 2017. The prior management fee rate for the Fund was 1.15% on assets up to $1 billion and 1.00% on assets in excess of $1 billion.

(2) The fees paid for the fiscal year ended October 31, 2017 reflect the management fee rate that was in effect for the Fund prior to the change in the management fee rate and expense limitation on February 28, 2018. The prior management fee rate for the Fund was 1.25% on assets up to $100 million and 1.00% on assets in excess of $100 million.

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”).  The expense limitations exclude taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses.  Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund/Class	Expense Limitation
Aberdeen Asia Bond Fund	0.70%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	1.25%
Aberdeen China Opportunities Fund	1.62%
Aberdeen Diversified Alternatives Fund	0.25%
Aberdeen Diversified Income Fund	0.25%
Aberdeen Dynamic Allocation Fund	0.25%
Aberdeen Emerging Markets Debt Fund	0.90%
Aberdeen Emerging Markets Fund	1.10%
Aberdeen Focused U.S. Equity Fund	0.90%
Aberdeen Global Equity Fund	1.19%
Aberdeen Global Unconstrained Fixed Income Fund	0.85%
Aberdeen International Equity Fund	1.10%
Aberdeen International Small Cap Fund	1.15%
Aberdeen Japanese Equities Fund	1.00%
Aberdeen Tax-Free Income Fund	0.50%
Aberdeen U.S. Mid Cap Equity Fund	1.00%
Aberdeen U.S. Multi-Cap Equity Fund	0.90%
Aberdeen U.S. Small Cap Equity Fund	1.15%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the Expense Limitation Agreement.  Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the Expense Limitation Agreement.

Portfolio Management

The Adviser and Subadvisers generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members jointly and primarily responsible for managing each Fund is included below.

Aberdeen Focused U.S. Equity Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund and Aberdeen U.S. Small Cap Equity Fund

Each of the Focused U.S. Equity Fund, the U.S. Small Cap Equity Fund, the U.S. Multi-Cap Equity Fund and the U.S. Mid Cap Equity Fund is managed by the Aberdeen North American Equity Team. The North American Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds

Ralph Bassett, CFA®, Head of North American Equities

Ralph Bassett is Head of North American Equities and oversees the region’s research effort in addition to portfolio construction. Ralph joined Aberdeen in 2006 upon the relocation of the Equity team from London to Philadelphia. Ralph graduated with a BS in Finance (Hons) from Villanova University. He is a CFA® Charterholder.

Aberdeen Focused U.S. Equity Fund Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Multi-Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Douglas Burtnick, CFA®, Deputy Head of North American Equities

Douglas Burtnick is Deputy Head of North American Equities on the North American Equity team responsible for the co-management of client portfolios. Doug joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services. Previously, Doug worked at both Brown Brothers Harriman and Barra, Inc. Doug graduated with a BS in Applied Economics from Cornell University. He is a CFA® Charterholder.

Aberdeen Focused U.S. Equity Fund Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Multi-Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Jason Kotik, CFA®, Senior Investment Manager

Jason Kotik is a Senior Investment Manager on the North American Equity team responsible for the co-management of client portfolios. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services. Previously, Jason worked at Allied Investment Advisors and T. Rowe Price. Jason graduated from the University of Delaware and earned an MBA from Johns Hopkins University. He is a CFA® Charterholder.

Aberdeen Focused U.S. Equity Fund Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Multi-Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Fran Radano, CFA®, Senior Investment Manager

Fran Radano is a Senior Investment Manager on the North American Equity team responsible for the co-management of client portfolios. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services.  Previously, Fran worked at Salomon Smith Barney and SEI Investments.  Fran graduated with a BA in Economics from Dickinson College and an MBA in Finance from Villanova University. He is a CFA® Charterholder.

Aberdeen Focused U.S. Equity Fund Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Multi-Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Qie Zhang, CFA®, Investment Manager

Qie Zhang is an Investment Manager on the North American Equity team. In this role, Qie analyzes current and prospective investments and co-manages client portfolios. Qie joined Aberdeen in 2008, having previously worked at Bloomberg LP. Qie graduated with a BA from Franklin & Marshall College in Biology and Psychology and earned an MBA from Columbia University. She is a CFA Charterholder.

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund and Aberdeen Japanese Equities Fund

The Asia-Pacific Equity Fund, the China Fund and the Japanese Equities Fund are managed by the Asia Pacific Equity Team. The Emerging Markets Fund is managed by the Global Emerging Markets Equity Team. Each team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds

Hugh Young, Managing Director

Hugh Young is the Managing Director of Aberdeen Standard Investments, Asia. He was formerly a main board director and Head of Investments for Aberdeen Asset Management PLC (before its merger with Standard Life plc). Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund Aberdeen China Opportunities Fund Aberdeen Emerging Markets Fund Aberdeen Japanese Equities Fund

Nicholas Yeo, CFA®, Director and Head of Equities

Nicholas Yeo is the Head of China/Hong Kong Equities team. Nicholas joined Aberdeen in 2000 via the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian Equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead Chinese equity research. Nicholas holds a BA (Hons) in Accounting and Finance from The University of Manchester and an MSc in Financial Mathematics from Warwick Business School. Nicholas is a CFA® charterholder.

Aberdeen China Opportunities Fund

Flavia Cheong, CFA®, Head of Equities — Asia Pacific ex Japan

Flavia Cheong is Head of Asia Pacific ex Japan Equity on the Asian Equities Team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA Charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund Aberdeen China Opportunities Fund Aberdeen Emerging Markets Fund Aberdeen Japanese Equities Fund

Nicholas Chui, CFA®, Investment Manager

Nicholas Chui is an Investment Manager on the China/Hong Kong Equities Team. Nicholas joined Aberdeen in 2011 upon completion of an internship with the team in 2010. Nicholas holds a Bachelor of

Aberdeen China Opportunities Fund

Accountancy from the Singapore Management University. Nicholas is a Chartered Accountant of Singapore and is a CFA® charterholder.

Adrian Lim, CFA®, Senior Investment Manager

Adrian Lim is a Senior Investment Manager on the Asian Equities Team. Adrian originally joined Aberdeen in 2001 as a Manager on the Private Equity Team, on the acquisition of Murray Johnstone, but transferred to his current post soon afterwards. Previously, Adrian worked for Arthur Andersen LLP as an Associate Director advising clients on mergers & acquisitions in the region. Adrian graduated with a BAcc from Nanyang Technological University, Singapore and is a CFA Charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund Aberdeen Japanese Equities Fund

Christopher Wong, CFA®, Senior Investment Manager

Christopher Wong is a Senior Investment Manager on the Asian Equities Team. Chris joined Aberdeen in 2001 in the Private Equity Team and transferred to the Asian Equities Team in 2002. Previously, Chris worked for Andersen Corporate Finance as an Associate Director advising clients on mergers and acquisitions in South East Asia. Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.  Chris is a Fellow of the Chartered Certified Accountants (FCCA) and is a CFA Charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Gan Ai-Mee, Investment Manager

Gan Ai-Mee is an Investment Manager on the Asian Equities Team. Ai-Mee joined Aberdeen in April 2009. Previously, Ai-Mee worked as a Senior Associate with Transaction Advisory Services at Ernst & Young. Ai-Mee holds a BCom in Accounting & Finance and BSc in Information Systems, University of Melbourne. She is also a member of the Institute of Chartered Accountants in Australia.

Aberdeen Japanese Equities Fund

Devan Kaloo, Head of Equities

Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Devan joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Aberdeen Emerging Markets Fund

Joanne Irvine, Head of Emerging Markets Ex-Asia Joanne Irvine is Head of Emerging Markets (ex-Asia), on the Global Emerging Markets Equity Team in London. Joanne joined Aberdeen in 1996 in a group	Aberdeen Emerging Markets Fund

development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to Aberdeen, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies. Joanne has a BA in Accounting from Caledonian University and qualified as a Chartered Accountant with Hardie Caldwell LLP in Glasgow, Scotland.

Mark Gordon-James, CFA®, Senior Investment Manager

Mark Gordon-James is a Senior Investment Manager on the Global Emerging Markets Equities Team. Mark joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics. Mark is a CFA Charterholder.

Aberdeen Emerging Markets Fund

Aberdeen Global Equity Fund, Aberdeen International Equity Fund and Aberdeen International Small Cap Fund

Each of the Global Equity Fund, the International Equity Fund and the International Small Cap Fund is managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadviser do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of the Funds:

Portfolio Manager	Funds

Stephen Docherty, Head of Global Equities

Stephen Docherty is Head of Global Equities. The team is responsible for managing Aberdeen’s Global and International equity mandates. Stephen joined Aberdeen in 1994 as an investment statistician in the performance and risk area. In 1996 he moved into a fund management role covering the Latin American equity markets. In 1999 he became involved in managing global portfolios and was appointed Head of the Desk at the end of 2002. Previously, Stephen worked for Scottish Mutual Assurance in the Department of Actuarial Services. Stephen graduated with a BSc (Hons) in Mathematics and Statistics from the University of Aberdeen.

Aberdeen Global Equity Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Bruce Stout, Senior Investment Manager

Bruce Stout is a Senior Investment Manager on the Global Equity Team. He joined Aberdeen in 2001 via the acquisition of Murray Johnstone. Bruce has held a number of roles including Investment Manager on the Emerging Markets Team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Aberdeen Global Equity Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Jamie Cumming, CFA®, Senior Investment Manager	Aberdeen Global Equity Fund

Jamie Cumming is a Senior Investment Manager on the Global Equity Team. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team. Previously, Jamie worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. Jamie graduated with a BA (Hons) from Strathclyde University and is a CFA Charterholder.

Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Samantha Fitzpatrick, CFA®, Senior Investment Manager

Samantha Fitzpatrick is a Senior Investment Manager on the Global Equity Team. Samantha joined Aberdeen in 2001 through the acquisition of Murray Johnstone where she was in the Performance & Risk Team. Samantha graduated with a BSc (Hons) in Mathematics from the University of Strathclyde and is a CFA® Charterholder.

Aberdeen Global Equity Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Martin Connaghan, Senior Investment Manager

Martin Connaghan is a Senior Investment Manager on the Global Equity Team. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles with Aberdeen, including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Aberdeen Global Equity Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund

Each of the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund and is managed by the Aberdeen Alternatives and Multi-Asset Team. The team works in a truly collaborative fashion. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Managers	Funds

Mike Turner, Senior Director — Portfolio Manager

Mike Turner is a Senior Director - Portfolio Manager overseeing Aberdeen’s Wealth Investment Team, which manages the external Wealth clients within Aberdeen Solutions. Mike is also one of the senior leaders in the Multi-Asset team, responsible for leading on Global Multi Asset and Diversified Multi Asset portfolio management for segregated accounts and funds. In addition, Mike is a director of Aberdeen Pension Trustees Ltd and is a trustee of several defined benefit pension schemes. Mike joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was Head of Fixed Interest & Strategy, a Divisional Director of the Investment Management Divisional Board and a member of the Asset Allocation Committee. Previously, Mike worked for WorldInvest as Head of Fixed Income. Prior to that, Mike worked for Gulf International Bank as a Global Fixed Income Manager. Mike graduated from Heriot Watt University with a BA (Hons) in Economics.

Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund

Russell Barlow, Global Head of Alternative Investment Strategies

Russell Barlow is the Global Head of Alternative Investment Strategies, based in Aberdeen’s London office. Russell is chairman of the Hedge Fund Investment Committee, the Deputy Chair of the Pan Alternatives Investment Committee and also has responsibility for co-mingled Hedge Fund portfolios. Russell joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team. Prior to joining the hedge fund investment team, Russell worked for Coutts & Co where he managed the UK Valuations Team from 1998 to 2000. Russell graduated with a BA in Geography from the University of Greenwich.

Aberdeen Diversified Alternatives Fund

Darren Wolf, Head of Alternative Investment Strategies - Americas

Darren Wolf is a Senior Investment Manager and is the Head of Alternative Investment Strategies - Americas. Darren joined Aberdeen via the acquisition of Arden Asset Management LLC in 2015 where he was the Director of Research and a member of Arden’s Investment Committee. At Arden, Darren was responsible for managing the day-to-day research activities of the firm. Previously, he was on the Investment Committee and the Head of Research at Robeco-Sage Investment Management, where he joined as a member of the investment team in 2001. Darren is a graduate of Yeshiva University’s Sy Syms School of Business where he studied Finance and advanced work in Management Information Systems. He is a CFA charterholder and a member of the New York Society of Security Analysts (NYSSA).

Aberdeen Diversified Alternatives Fund

Robert Minter, Investment Strategist

Robert Minter is an Investment Strategist on the Aberdeen Solutions Economic and Thematic Research team. Robert joined Aberdeen in 2007. Previously, he was employed by Emerald Capital Group, Ltd for eleven years as an analyst specializing in insurance company asset management and workout securities. Prior to Emerald, Robert worked at Fidelity Investments and The Vanguard Group. Robert graduated with a BA in Economics from Rutgers University. Robert is a CFA Charterholder. He holds the Chartered Alternative Investment Analyst (CAIA) designation from CAIA Association and the Chartered Market Technician (CMT) designation from the Market Technicians Association. He is currently a member of the New York Society of Security Analysts (NYSSA).

Aberdeen Diversified Alternatives Fund Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund

Kevin Lyons, Senior Investment Manager

Kevin Lyons is a Senior Investment Manager on the Hedge Funds Team. Kevin joined Aberdeen in 2012 from Attalus Capital where he was a senior analyst covering relative value strategies. Prior to Attalus, Kevin worked for Morgan Stanley and Goldman Sachs within their Prime Brokerage groups. Kevin graduated with a BSc in Finance from University of Scranton and an MBA with a concentration in Finance from Fordham University.

Aberdeen Diversified Alternatives Fund

Ian McDonald, Deputy Head of Aberdeen Solutions

Ian McDonald is Deputy Head of Aberdeen Solutions with responsibilities covering all aspects of the day-to-day running of Aberdeen Solutions with specific focus on the technical delivery across client accounts. He is also a member of the Hedge Fund Investment Committee. Ian joined Aberdeen in 2016 following the acquisition of Arden Asset Management LLC, where he was the Chief Investment Officer. Prior to joining Arden in 2002, Ian worked at Morgan Stanley in the International Prime Brokerage Group. Before joining Morgan Stanley, Ian was an investment consultant at Cambridge Associates in London, focusing on European hedge fund manager research and advising  the firm’s European client base on their hedge fund investments. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds.  Ian graduated with an M.A. (Hons) degree in Economic and Social History from the University of St. Andrews in Scotland.

Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund

Richard Dunbar, Head of Economic and Thematic Research

Richard Dunbar is Head of Aberdeen’s Economic and Thematic Research team. Richard joined Aberdeen in 2014 as part of Scottish Widows Investment Partnership (SWIP) heritage where he had been part of the Investment Solutions team since 2013. Prior to this he held various roles in the UK and Global Equity teams since joining SWIP in 2000. Before joining SWIP, Richard worked for seven years with Blairlogie Capital Management as a portfolio manager for the UK and Europe. He started his career in 1989 as a UK portfolio manager with Murray Johnstone. Richard is a CFA Charterholder, holds a BAdmin (Hons) in Business Administration from the University of Dundee and is an Associate of the CFA Society of the UK. Richard is also a past Chairman of the CFA Society of the UK and an Advisor to the Centre for Finance and Investment at Heriot Watt University.

Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund

Aberdeen Asia Bond Fund

The Asia Bond Fund is managed by the Asian Fixed Income Team. The Adviser’s and Subadviser’s dedicated Asian Fixed Income Team has investment professionals based in the Asian region, with specialist macro and credit teams. The Asian macro team is responsible for performing the analysis of the countries/sovereigns in the Asian region and for managing the interest rate and currency strategies in the Fund, while the Asian credit team is responsible for performing the credit analysis and management of the credit risk of the Fund. Importantly, the team is responsible for managing the overall credit risk and allocations within representative sectors, but also undertakes fundamental analysis of both the credit worthiness and conviction in credit quality/profile of an issuer. Only after thoroughly researching the fundamentals does the investment team form a basis for investment decisions. The Adviser and Subadviser believe team-based decisions have distinct advantages over decisions made by individuals.

The Asian Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Managers	Funds

Adam McCabe, Head of Asian Fixed Income Adam is the Head of Asian Fixed Income. Adam joined Aberdeen via the acquisition of certain asset	Aberdeen Asia Bond Fund

management businesses from Credit Suisse in 2009. Adam worked for Credit Suisse since 2001, where he was a director/investment manager responsible for the development and implementation of its Asian currency and interest rate strategies. Before that, he was a member of Credit Suisse’s Australian fixed income team, where he was responsible for interest rate and currency strategies. Adam was also Head of Fixed Income for Woori Credit Suisse Asset Management, Korea, where he was responsible for the fixed income and money market portfolio management, investment strategy and processes. Adam holds a BComm (First Class Honours and University Medal) from the University of Sydney, Australia and a Diploma in Global Finance from the Chinese University of Hong Kong.

Kenneth Akintewe, Senior Investment Manager

Kenneth is a Senior Investment Manager on the Asian Fixed Income team, responsible for coordinating Asian interest rate and foreign exchange strategies. Following a graduate traineeship in 2002 with the global equities team in Glasgow, Kenneth joined the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004 to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asian fixed income team in 2005 to focus on Asian local currency interest rate and foreign exchange strategy. Kenneth holds an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Aberdeen Asia Bond Fund

Thomas Drissner, Senior Investment Manager

Thomas is a Senior Investment Manager on the Asian Fixed Income team specializing in Corporate Credit. Thomas joined Aberdeen in 2010. Before transferring to Singapore in 2012, he worked as a Credit Analyst in Aberdeen’s EMEA Fixed Income team based in London. Before that, Thomas held positions at Standard & Poor’s, and Commerzbank in London. Thomas holds a degree in banking and finance from Baden-Wurttemberg State University.

Aberdeen Asia Bond Fund

Jeremy Teng, Investment Manager

Jeremy is an investment manager on the Asian Fixed Income team, responsible for Asian credit strategies. Jeremy was transferred from the Kuala Lumpur office in 2013, having joined Aberdeen in 2011. Previously, he was a Credit Analyst at AM Investment Management and CIMB Private Banking as a junior assisting asset specialists of fixed income and structured products. Jeremy holds a BEng in Mechanical Engineering and an MSc in Entrepreneurship, both from the University of Nottingham (UK).

Aberdeen Asia Bond Fund

Lin-Jing Leong, CFA®, Investment Manager

Lin Jing is an Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in investing in the Asian local currency bond market. Amongst other market coverage, Lin Jing has experience in coordinating

Aberdeen Asia Bond Fund

investments in the Chinese interbank bond market and the QFII program. Lin Jing holds a Bachelor of Economics (Honours in Econometrics) from the University of Queensland, Australia. Lin Jing is a CFA Charterholder.

Aberdeen Global Unconstrained Fixed Income Fund

The Global Unconstrained Fixed Income Fund is managed by the Global Fixed Income Team.  The Global Fixed Income Team works closely with the Adviser’s and Subadviser’s fixed income teams located in London and Philadelphia and the Adviser’s and Sub-adviser’s affiliated companies in Singapore and Sydney.  The local teams undertake proprietary fundamental research on sovereign and corporate credits within their markets.  Local fund managers construct portfolios targeted towards those local regions.  The Global Fixed Income Team develops an understanding of the local teams’ research and portfolio construction, and then seeks to construct the Global Unconstrained Fixed Income Fund in such a way that takes advantage of the Adviser’s and Subadviser’s unique global investment platform while optimizing risk-adjusted return.

The Adviser’s and Subadviser’s teams coordinate in both formal and informal meetings.  The Global Fixed Income Team coordinates a formal periodic macroeconomic review process and combines it with formal periodic output from local research teams and regional product teams.  The Global Fixed Income Team participates in all formal meetings and undertakes daily informal meetings and dialogue with local research analysts and portfolio managers.

The Global Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Fund with the following members having the most significant responsibility for the day-to-day management of the Fund, as indicated:

Portfolio Managers	Funds

Oliver Boulind, CFA®, Head of Global Fixed Income

Oliver Boulind is Head of Global Fixed Income. He was previously Head of Global Credit and a senior portfolio manager on Aberdeen’s U.S. Fixed Income Team. Oliver joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Oliver joined Aberdeen in 2008 from AllianceBernstein where he was a senior credit analyst. Previously, Oliver worked for INVESCO, JP Morgan Fleming and Salomon Brothers. Oliver graduated with a BSc in Economics from the Wharton School at the University of Pennsylvania and received an MBA from the Tuck School at Dartmouth College. He is a CFA Charterholder.

Aberdeen Global Unconstrained Fixed Income Fund

József Szabó, CFA®, Head of Global Macro

József Szabó is Head of Global Macro. József joined Aberdeen in 2011 from the central bank of Hungary where in the last six years he was managing fixed income portfolios as part of the official FX reserves management operations. Previously, József worked in monetary analysis within the central bank and served as secretary to the Monetary Council. Prior to that, József worked for the Hungarian Government Debt Management Agency. József graduated with an MSc in Economic Sciences from the Budapest University and is a CFA charterholder.

Aberdeen Global Unconstrained Fixed Income Fund

Richard Smith, CFA®, Senior Investment Manager

Richard Smith is a Senior Investment Manager on the Global Credit Team. Richard joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.  Richard held the same role at Deutsche Asset Management in London, having joined in 1998 as part of the graduate scheme. Richard graduated with a BSc (Hons) from Surrey University

Aberdeen Global Unconstrained Fixed Income Fund

and is a CFA Charterholder.

James Athey, Senior Investment Manager

James Athey is a Senior Investment Manager on the Global Macro Team. James joined Aberdeen in 2001 through Aberdeen’s Graduate Recruitment Programme. James graduated with a BSc (Hons) in Business Economics and Finance and an MSc in IT from Loughborough University.

Aberdeen Global Unconstrained Fixed Income Fund

Emma Jack, Investment Manager

Emma Jack is an Investment Manager on the Global Credit Team. Emma joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.  Emma held a similar role at Deutsche Asset Management, which she joined in 1999 as a portfolio administrator before joining the fixed income team. Previously, Emma worked as an analyst in the investor relations audit team at Makinson Cowell, a capital markets advisory firm.

Aberdeen Global Unconstrained Fixed Income Fund

Aberdeen Tax-Free Income Fund

The Tax-Free Income Fund is managed by the North American Fixed Income Team. Portfolio decisions are made by the Senior Investment Managers together with other team members.

The North American Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Fund with the following members having the most significant responsibility for the day-to-day management of the Fund, as indicated:

Portfolio Managers	Funds

Edward Grant, Senior Investment Manager

Edward Grant is a Senior Investment Manager on the North American Fixed Income Team. Edward joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Before joining Aberdeen, Edward worked for PNC and Deutsche Bank Capital Corp where he was a fixed income portfolio manager. Previously, Edward worked for Raymond James & Associates as head of corporate research. Prior to that, Edward worked for American Century Investments and ING Investment Management as a credit analyst. Edward graduated with a BS from Lebanon Valley College, Pennsylvania, and an MBA from Widener University, Pennsylvania.

Aberdeen Tax-Free Income Fund

Lesya Paisley, Senior Investment Manager

Lesya Paisley is a Senior Investment Manager on the North American Fixed Income Team responsible for the management of Utilities, REITs and Tax-Exempt Municipal portfolios. Lesya has over ten years of experience in credit research covering various industrial sectors as well as Municipals and Financials. Lesya joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. She had been with DeAM from September 2003. Lesya graduated with a BS from the University of Virginia, McIntire School of Commerce.

Aberdeen Tax-Free Income Fund

Aberdeen Emerging Markets Debt Fund

The Emerging Markets Debt Fund is managed by the Global Emerging Markets Debt team (“EMD team”). A fundamental top-down analysis is the foundation of the Adviser’s and Subadviser’s investment process for the Fund. The portfolio management teams follow a disciplined investment process that applies daily information flow into investment recommendations, portfolio construction, and risk management. The process is designed to seek to highlight total return opportunities across all emerging debt markets.

The EMD team is jointly and primarily responsible for the day-to-day management of the Fund with the following portfolio managers having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Managers	Funds

Brett Diment, Head of Global Emerging Market Debt

Brett Diment is the Head of Emerging Markets Debt. Brett joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005, where he held the same role since 1999. Brett joined Deutsche Asset Management in 1991 as a graduate and began researching emerging markets in 1995. Brett graduated with a BSc from the London School of Economics.

Aberdeen Emerging Markets Debt Fund

Edwin Gutierrez, Head of Emerging Market Sovereign Debt

Edwin Gutierrez is Head of Emerging Market Sovereign Debt. Edwin joined Aberdeen following the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000. Previously, Edwin worked as an emerging debt portfolio manager at Invesco Asset Management and as a Latin American economist at LGT Asset Management. Edwin graduated with an MS in International Affairs from Georgetown University and a BA in International Political Economy from the University of California, Berkeley.

Aberdeen Emerging Markets Debt Fund

Kevin Daly, Senior Investment Manager

Kevin Daly is a Senior Investment Manager on the EMD team. Kevin joined Aberdeen in April 2007 having spent the previous ten years at Standard & Poor’s in London and Singapore. During that time Kevin worked as a Credit Market Analyst covering global emerging debt and was Head of Origination for Global Sovereign Ratings. Kevin was a regular participant on the Global Sovereign Ratings Committee and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets. Kevin graduated with a BA in English Literature from the University of California, Los Angeles.

Aberdeen Emerging Markets Debt Fund

Viktor Szabó, CFA®, Senior Investment Manager

Viktor Szabó is a Senior Investment Manager on the EMD team. Viktor joined Aberdeen via the acquisition of certain asset management businesses from Credit Suisse Asset Management in 2009.  Previously, Viktor worked for Credit Suisse Asset Management Hungary as country Chief Investment Officer. Prior to that, Viktor worked for the National Bank of Hungary as the Head of Market Analysis team. Viktor graduated with an MSc in Economics from the Corvinus University of Budapest. Viktor is a CFA Charterholder.

Aberdeen Emerging Markets Debt Fund

Andrew Stanners, Investment Manager	Aberdeen Emerging Markets Debt Fund

Andrew Stanners is an Investment Manager on the EMD team. Andrew joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Andrew held a similar role at Deutsche Asset Management, which he re-joined in 2004 following a short appointment as an Analyst at Cheyne Capital. Andrew initially joined Deutsche Asset Management in 2001. Andrew graduated with a BA joint honours in Economics and Economic History from York University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s subadviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a subadviser. In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•                       initial due diligence on prospective Fund subadvisers;

•                       monitoring subadviser performance, including ongoing analysis and periodic consultations;

•                       communicating performance expectations and evaluations to the subadvisers; and

•                       making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not currently utilize un-affiliated subadvisers in reliance on this exemptive order for any of the Funds described in this Prospectus. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Investing with Aberdeen Funds

Shares of the Funds have not been registered for sale outside of the United States and its territories.

Share Classes

A Note About Share Classes

Each Fund offers six share classes — Class A, Class C, Class R, Class T, Institutional Service Class and Institutional Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Fund Closure

In order to protect the integrity of the investment process that is used to manage the Aberdeen Emerging Markets Fund, effective February 22, 2013 (the “Closing Date”), the Fund no longer accepts purchase orders from new investors or exchanges from other Funds of the Trust into the Fund by new investors, except as described below. The following categories of persons described below will be able to invest in the Fund:

•                  Existing shareholders, as of the Closing Date, are permitted to make new investments into the Fund directly.

•                  Existing shareholders, as of the Closing Date, are permitted to continue to purchase Fund shares through the Automatic Investment Plan and through dividend and capital gain reinvestments.

•                  Existing shareholders, as of the Closing Date, are permitted to transfer assets from one existing account to another account within the Fund, regardless of whether such account is under a different registration or holds shares of the Fund as of the Closing Date. Such shareholders are permitted to make new investments into such account.

•                  Existing shareholders, as of the Closing Date, are permitted to exchange shares within an existing account from one share class to another share class of the Fund, subject to any investment minimum or eligibility requirements detailed in the Fund’s prospectus. Such shareholders are permitted to make new investments into such account.

•                  401(k) plans, other qualified employee benefit plans, and firm-wide model-based investment programs, each with existing accounts in the Fund as of the Closing Date, are permitted to purchase additional shares in the Fund.

•                  Accounts funded by firm-wide model based investment programs where the firm has discretion over the assets.

•                  Financial intermediaries trading in an omnibus structure that currently have accounts in the Fund or that convert fully disclosed accounts to an omnibus structure are permitted to purchase additional shares in the Fund on behalf of existing or new clients or customers.

Existing shareholders, as of the Closing Date, who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund. In addition, the Fund reserves the right to accept purchases from institutions that notified the Fund’s adviser or distributor of their intent to invest in the Fund prior to the Closing Date, regardless of whether such institutions held shares of the Fund as of the Closing Date. The Fund’s Board, and officers and employees of the Fund’s adviser and its affiliates, are not permitted to purchase additional shares in the Fund after the Closing Date unless such investment is through a permitted channel (i.e., 401(k) plan). The Fund reserves the right to accept purchases from the Funds-of-Funds, regardless of whether such funds held shares of the Fund as of the Closing Date. The Fund reserves the right to accept investments transferred from other Aberdeen emerging markets vehicles at its discretion.

The Fund will continue to limit inflows to the Fund until otherwise notified.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                       which share classes are available to you;

•                       how long you expect to own your shares;

•                       how much you intend to invest;

•                       total costs and expenses associated with a particular share class; and

•                       whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs and for which you qualify.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary.  You should review these arrangements with your financial intermediary.

The table below provides a comparison of Class A, Class C and Class T shares. Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures.  Class T shares are available to brokerage retirement accounts through certain financial intermediaries and may also be available to taxable brokerage accounts through such intermediaries. Consult with your financial advisor for more information. In addition to Class A, Class C and Class T shares, each Fund also offers Class R, Institutional Service Class and Institutional Class shares. Class R, Institutional Service Class and Institutional Class shares are subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and may be entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares. However, an investor transacting in Institutional Class shares or Institutional Service Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

Comparing Class A, Class C and Class T Shares

Class A Shares

Front-end sales charge up to 5.75% (equity funds) or 4.25% (fixed income funds) for Class A Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 1.00% (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature.

No maximum investment amount.

Class C Shares

No front-end sales charge. CDSC of 1.00% (2)	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

No conversion feature.

Maximum investment amount of $1,000,000 (3). Larger investments may be rejected.

Class T Shares

Front-end sales charge up to 2.50% for Class T Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

No CDSC	No reductions or waivers of sales charges are available, except in certain limited circumstances.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%

Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or NAV per share.

No conversion feature.

No maximum investment amount.

Class T shares are available to brokerage retirement accounts through certain financial intermediaries and may also be available to taxable brokerage accounts through such intermediaries.

(1)                     Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% (up to 0.75% for the Emerging Markets Debt Fund, Global Unconstrained Fixed Income Fund, Tax-Free Income Fund and Asia Bond Fund and up to 0.50% of the U.S. Small Cap Equity Fund prior to May 1, 2017) will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)                     A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)                     This limit was calculated based on a one-year holding period.

Class A Shares

Front-End Sales Charges For Class A Shares (other than Tax-Free Income Fund, Emerging Markets Debt Fund, Global Unconstrained Fixed Income Fund and Asia Bond Fund)

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

* The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

** Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares of Tax-Free Income Fund, Emerging Markets Debt Fund, Global Unconstrained Fixed Income Fund and Asia Bond Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges”, “Waiver of Class A Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 171, 171 and 228 of the prospectus, respectively, and “Reduction of Class A Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•                       A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                       Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A or Class C shares in the Trust (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                       Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $100,000 in Class A shares of Global Unconstrained Fixed Income Fund, Emerging Markets Debt Fund, Tax-Free Income Fund and Asia Bond Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

The following purchasers qualify for a waiver of front-end sales charges on Class A shares:

•                  “Retirement Plans”;

•                  “Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.

“Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

•                  investment advisory clients of the Adviser’s affiliates;

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

•                  directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•                  investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•                  financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 1.00% (up to 0.75% for Global Unconstrained Fixed Income Fund, Tax-Free Income Fund, Emerging Markets Debt Fund and Asia Bond Fund and of up to 0.50% or 1.00%, as described below, for U.S. Small Cap Equity Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                       if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                       if no finder’s fee was paid; or

•                       to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (other than the Tax-Free Income Fund, the Emerging Markets Debt Fund, the Global Unconstrained Fixed Income Fund and the Asia Bond Fund)

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%*
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

* The maximum CDSC applicable to purchases of the U.S. Small Cap Equity Fund made prior to May 1, 2017 is 0.50%. Effective May 1, 2017, the maximum CDSC is 1.00%.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Tax-Free Income Fund, the Emerging Markets Debt Fund, the Global Unconstrained Fixed Income Fund and the Asia Bond Fund

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Funds in this prospectus are described above; however, the CDSC for Class A shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.

Waiver of Contingent Deferred Sales Charges — Class A and Class C Shares

The CDSC may be waived on:

•                  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•                  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts;

•                  redemptions of Class C shares from “Retirement Plans,” as defined on pages 172-173, if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

•                  redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges. For more complete information, see “Broker-Defined Sales Charge Waiver Policies” on page 228 of this prospectus.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay.  See “Waiver of Contingent Deferred Sales Charges - Class A and Class C Shares” for a list of situations where a CDSC may be waived.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales.  Pursuant to financing arrangements with the Funds’ distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees — Distribution and Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.

Class T Shares

Class T shares are available to brokerage retirement accounts through certain financial intermediaries and may also be available to taxable brokerage accounts through such intermediaries.

Not all financial intermediaries make Class T shares available to their clients.  Third parties making Fund shares available to their clients determine which share class(es) to make available.

Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment fees, policies and procedures for purchasing and selling Fund shares, which are not described in this prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.  Consult a representative of your financial intermediary about the availability of Class T shares of the Funds and the intermediary’s policies, procedures and other information.

Front-End Sales Charges for all Class T Shares

	Sales Charge as a Percentage of		Dealer Commission
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 up to $500,000	2.00	2.04	2.00
$500,000 up to $1 million	1.50	1.52	1.50
$1 million and above	1.00	1.01	1.00

* The offering price of Class T shares of a Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

Reduction and Waiver of Class T Sales Charges

Class T shares are not eligible for any waivers or reductions of the sales charges set forth above, including through the aggregation of shares, share repurchase privileges, rights of accumulation or a letter of intent, except that sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.  In addition, if your financial intermediary exchanges your Class A shares of a Fund for Class T shares of the same Fund, no front-end sales charge will be applied on Class T shares received in the exchange.

Please also see “Broker-Defined Sales Charge Waiver Policies” on page 228 of this prospectus.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                       the level of distribution and administrative services the plan requires;

•                       the total expenses of the share class; and

•                       the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                       401(a) plans;

•                       401(k) plans;

•                       457 plans;

•                       403(b) plans;

•                       profit sharing and money purchase pension plans;

•                       defined benefit plans;

•                       non-qualified deferred compensation plans; and

•                       other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                       institutional non-retirement accounts;

•                       traditional and Roth IRAs;

•                       Coverdell Education Savings Accounts;

•                       SEPs and SAR-SEPs;

•                       SIMPLE IRAs;

•                       one-person Keogh plans;

•                       individual 403(b) plans; or

•                       529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                       retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                       retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•                       a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                       registered investment advisers investing on behalf of institutions and high net worth individuals.  This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients; or

•                       life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                       funds of funds offered by affiliates of the Funds;

•                       retirement plans for which no third-party administrator receives compensation from the Funds;

•                       institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                       rollover individual retirement accounts from such institutional advisory accounts;

•                       a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                       registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial  intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•                       where the advisers derive compensation for advisory services exclusively from clients; or

•                       high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A, Class C, Class R and Class T shares, which permits Class A, Class C, Class R and

Class T shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C, Class R and Class T shares pay the Funds’ distributor annual amounts not exceeding the following:

As a % of
Class	Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50% (0.25% of which will be a distribution fee and 0.25% of which will be a service fee)
Class T	0.25% (distribution or service fee)

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. (These fees may be in addition to the Rule 12b-1 fees described above.)  Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R, Class T and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees.  Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R, Class T and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.  Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.20%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $250,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                       the Funds’ distributor and other affiliates of the Adviser;

•                       broker-dealers;

•                       financial institutions; and

•                       other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                       A Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such acceptance.

•                       Financial intermediaries are responsible for transmitting accepted orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                       make transactions;

•                       hear fund price information; and

•                       obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                       download Fund prospectuses;

•                       obtain information on the Aberdeen Funds;

•                       access your account information; and

•                       request transactions, including purchases, redemptions and exchanges.

By Regular Mail

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•                       calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                       generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                       Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                       The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                       The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is regularly closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

•                       New Year’s Day

•                       Martin Luther King, Jr. Day

•                       Presidents’ Day

•                       Good Friday

•                       Memorial Day

•                       Independence Day

•                       Labor Day

•                       Thanksgiving Day

•                       Christmas Day

•                       Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying, Exchanging and Selling Shares

Fund Transactions

All transaction orders must be received by the Funds’ transfer agent in Canton, Massachusetts or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares

Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Class T shares of a Fund may not be exchanged for shares of any other Fund.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

How to Buy Shares (Continued)	How to Exchange* or Sell** Shares (Continued)

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

•                       if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•                       your bank may charge a fee to wire funds.

•                       the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call Aberdeen Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

•                       your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                       Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•                       your financial institution may also charge a fee for receiving the wire.

•                       funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                       name;

•                       date of birth (for individuals);

•                       residential or business street address (although post office boxes are still permitted for mailing); and

•                       Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                       If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.  See the SAI for information about the circumstances under which this fee will not be assessed.

•                       Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

Class T shares do not have exchange privileges, except as described under “Moving Share Classes in the Same Fund” below. If you hold Class A, Class C, Institutional Class or Institutional Service Class shares, you may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

•                       your financial intermediary’s policies and procedures permit exchanges;

•                       both accounts have the same registration;

•                       your first purchase in the new fund meets its minimum investment requirement; and

•                       you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

•                       if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                       if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. In addition, Class A shares of a Fund may be exchanged for Class T shares of the same Fund. If your intermediary exchanges your Class A shares of a Fund for Class T shares of the same Fund, no front-end sales charge will be applied on Class T shares received in the exchange. All such transactions are subject to meeting any investment minimum or eligibility requirements.  Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Systematic Withdrawal Program

You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A, Class C or Class T shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. Class T shares are not eligible for this systematic exchange plan. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order.  The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker).  Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

•                  if the account holder is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under normal circumstances, each Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash.  During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•                       if ownership is being changed on your account;

•                       the redemption check is made payable to anyone other than the registered shareholder;

•                       the proceeds are mailed to an address other than the address of record;

•                       your account address has changed within the last 15 calendar days;

•                       the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•                       the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

•                       disrupt portfolio management strategies;

•                       increase brokerage and other transaction costs; and

•                       negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds.

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•                       restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                       reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into the other Fund may be rejected.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Fair Value Pricing.”

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each of the Asia-Pacific (ex-Japan) Equity Fund, China Fund, International Equity Fund, Emerging Markets Fund, Focused U.S. Equity Fund, Global Equity Fund, International Small Cap Fund, U.S. Multi-Cap Equity Fund, U.S. Small Cap Equity Fund, Japanese Equities Fund and U.S. Mid Cap Equity Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually.  Each of the Diversified Income Fund, Dynamic Allocation Fund, Diversified Alternatives Fund, Global Unconstrained Fixed Income Fund, Asia Bond Fund and Emerging Markets Debt Fund, expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Tax-Free Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

Most of the income dividends you receive from the Tax-Free Income Fund, if applicable, are expected to be exempt from regular federal income taxes. If you are a taxable investor, dividends and capital gain distributions you receive from a Fund (or a portion thereof in the case of the Tax-Free Income Fund), whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                       distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to Tax-Free Income Fund);

•                       distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                       distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                       for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                       for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                       distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

In addition, if you are a shareholder of the Tax-Free Income Fund, you should be aware of the following basic tax points about tax-exempt mutual funds:

•                        exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax;

•                        exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits;

•                        income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax;

•                        income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states;

•                        income dividends from the Tax-Free Income Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

The Tax-Free Income Fund is not managed to address state or local taxes.  The Tax-Free Income Fund, as a tax-free fund, may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Tax-Free Income Fund.

While the Tax-Free Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Tax-Free Income Fund’s shares, to decline.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive non-US investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Short term capital gains earned by an Underlying Fund will be ordinary income when distributed to a Fund-of-Funds and will not be offset by the Fund-of-Funds’ capital losses.  Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund-of-Funds.  Because the Fund-of-Funds is expected to invest in the Underlying Fund, the Fund-of-Funds’ realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

A Fund-of-Funds that primarily invests in Underlying Funds organized as corporations will be permitted to past through a credit or deduction for its pro rata share of foreign withholding taxes paid by such Underlying Funds.

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends and, beginning in 2019, will be imposed on redemption proceeds paid, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges).  The information was derived from the audited financial statements which were audited by KPMG, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request.

No financial highlights information is presented for Class T shares of the Funds because Class T had not commenced operations as of the date of this prospectus.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$8.81	$(0.12)	$0.90	$0.78	$(1.07)	$(1.07)	$8.52
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	(1.30)	(1.30)	8.81
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	12.12
Class C Shares
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	(1.07)	(1.07)	4.22
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	8.45
Class R Shares
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	(1.07)	(1.07)	7.88
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	11.69
Institutional Service Class Shares
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	(1.07)	(1.07)	8.75
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	12.28
Institutional Class Shares
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	(1.07)	(1.07)	8.95
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	12.37

(a)              Net investment income/(loss) is based on average shares outstanding during the period.

(b)             Excludes sales charge.

(c)              During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)             Indicates the dividend expense charged for the period to average net assets.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund (concluded))

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements /Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Dividend Expense (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	9.69%	$9,479	2.80	%(g)	3.22	%(g)	(1.39)%	1.18%	35.38%
Year Ended October 31, 2016	(1.68)%	11,397	3.04%		3.28%		(1.70)%	1.45%	36.34%
Year Ended October 31, 2015	1.18%	16,869	2.93	%(g)	3.12	%(g)	(1.21)%	1.36%	14.04%
Year Ended October 31, 2014	2.90%	30,368	2.64%		2.79%		(1.09)%	1.08%	31.13%
Year Ended October 31, 2013	8.54%	62,819	2.62%		2.72%		(1.15)%	1.04%	41.95%
Class C Shares
Year Ended October 31, 2017	8.89%	1,837	3.47	%(g)	4.09	%(g)	(2.05)%	1.21%	35.38%
Year Ended October 31, 2016	(2.35)%	3,430	3.69%		4.02%		(2.33)%	1.44%	36.34%
Year Ended October 31, 2015	0.51%	7,480	3.61	%(g)	3.80	%(g)	(1.90)%	1.35%	14.04%
Year Ended October 31, 2014	2.26%	10,162	3.36%		3.51%		(1.81)%	1.11%	31.13%
Year Ended October 31, 2013	7.83%	12,104	3.32%		3.42%		(1.85)%	1.05%	41.95%
Class R Shares
Year Ended October 31, 2017	9.35%	2,269	3.14	%(g)	3.56	%(g)	(1.72)%	1.18%	35.38%
Year Ended October 31, 2016	(2.01)%	2,633	3.34%		3.58%		(2.01)%	1.44%	36.34%
Year Ended October 31, 2015	0.74%	3,202	3.35	%(g)	3.54	%(g)	(1.65)%	1.34%	14.04%
Year Ended October 31, 2014	2.49%	3,437	3.12%		3.27%		(1.56)%	1.12%	31.13%
Year Ended October 31, 2013	8.07%	2,759	3.01%		3.12%		(1.55)%	1.01%	41.95%
Institutional Service Class Shares
Year Ended October 31, 2017	9.96%	840	2.62	%(g)	3.04	%(g)	(1.21)%	1.17%	35.38%
Year Ended October 31, 2016	(1.54)%	693	2.85%		3.10%		(1.54)%	1.43%	36.34%
Year Ended October 31, 2015	1.16%	789	2.86	%(g)	3.05	%(g)	(1.13)%	1.35%	14.04%
Year Ended October 31, 2014	3.03%	1,871	2.59%		2.75%		(1.02)%	1.09%	31.13%
Year Ended October 31, 2013	8.61%	3,551	2.47%		2.59%		(1.00)%	0.99%	41.95%
Institutional Class Shares
Year Ended October 31, 2017	10.12%	12,413	2.56	%(g)	3.07	%(g)	(1.13)%	1.30%	35.38%
Year Ended October 31, 2016	(1.40)%	52,527	2.71%		3.01%		(1.36)%	1.46%	36.34%
Year Ended October 31, 2015	1.52%	92,887	2.61	%(g)	2.80	%(g)	(0.89)%	1.36%	14.04%
Year Ended October 31, 2014	3.26%	303,638	2.33%		2.49%		(0.78)%	1.08%	31.13%
Year Ended October 31, 2013	8.92%	581,327	2.29%		2.40%		(0.82)%	1.03%	41.95%

(e)              Dividend expense ratio includes broker related expenses for securities sold short.

(f)               Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)             Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2015.

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$28.71	$(0.11)	$7.01	$6.90	$35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	21.86
Class C Shares
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	19.53
Class R Shares
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	20.44
Institutional Service Class Shares
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	22.76
Institutional Class Shares
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	37.49
Year Ended October 31, 2016	27.87	— (f)	2.27	2.27	30.14
Year Ended October 31, 2015	24.93	— (f)	2.94	2.94	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	22.73

(a)           Net investment income/(loss) is based on average shares outstanding during the period.

(b)          Excludes sales charge.

(c)           During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen U.S. Small Cap Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements /Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	24.03%		$316,766	1.38%	1.38%	(0.33)%	42.71%
Year Ended October 31, 2016	7.85%		259,556	1.46%	1.39%	(0.33)%	32.20%
Year Ended October 31, 2015	11.38%		75,005	1.46%	1.53%	(0.33)%	29.43%
Year Ended October 31, 2014	9.33%		72,790	1.47%	1.59%	0.03%	29.32%
Year Ended October 31, 2013	37.92%		81,916	1.47%	1.58%	0.25%	39.71%
Class C Shares
Year Ended October 31, 2017	23.17%		95,913	2.10%	2.10%	(1.05)%	42.71%
Year Ended October 31, 2016	7.08%		78,109	2.15%	2.12%	(0.96)%	32.20%
Year Ended October 31, 2015	10.66%		35,665	2.15%	2.22%	(1.02)%	29.43%
Year Ended October 31, 2014	8.55%		31,346	2.15%	2.27%	(0.66)%	29.32%
Year Ended October 31, 2013	36.96%		32,664	2.15%	2.26%	(0.42)%	39.71%
Class R Shares
Year Ended October 31, 2017	23.62	%(e)	20,595	1.72%	1.72%	(0.67)%	42.71%
Year Ended October 31, 2016	7.63	%(e)	13,722	1.68%	1.65%	(0.49)%	32.20%
Year Ended October 31, 2015	11.12%		4,601	1.71%	1.78%	(0.59)%	29.43%
Year Ended October 31, 2014	9.10%		1,152	1.70%	1.82%	(0.19)%	29.32%
Year Ended October 31, 2013	37.64%		1,507	1.67%	1.78%	0.08%	39.71%
Institutional Service Class Shares
Year Ended October 31, 2017	24.33	%(e)	61,897	1.13%	1.13%	(0.08)%	42.71%
Year Ended October 31, 2016	8.14%		47,421	1.14%	1.13%	(0.06)%	32.20%
Year Ended October 31, 2015	11.78%		9,101	1.18%	1.25%	(6.38)%	29.43%
Year Ended October 31, 2014	9.67%		1,626	1.15%	1.27%	0.33%	29.32%
Year Ended October 31, 2013	38.19%		1,694	1.15%	1.26%	0.48%	39.71%
Institutional Class Shares
Year Ended October 31, 2017	24.39%		1,467,787	1.10%	1.10%	(0.06)%	42.71%
Year Ended October 31, 2016	8.15	%(e)	746,112	1.14%	1.12%	0.01%	32.20%
Year Ended October 31, 2015	11.79%		235,400	1.15%	1.22%	0.02%	29.43%
Year Ended October 31, 2014	9.68%		27,404	1.15%	1.27%	0.30%	29.32%
Year Ended October 31, 2013	38.34%		19,619	1.15%	1.26%	0.61%	39.71%

(d)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)           The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(f)            Less than $0.005 per share.

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$18.46	$0.20	$4.02	$4.22	$(0.20)	$(0.20)	$—	$22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	—	—	—	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	—	17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	—	20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Class C Shares
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	—	—	—	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	—	—	—	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	—	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	—	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	—	19.87
Class R Shares
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	(0.15)	—	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	—	—	—	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	—	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	—	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	—	20.29
Institutional Service Class Shares
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	(0.23)	—	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	—	—	—	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	—	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	—	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Institutional Class Shares
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	(0.25)	—	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	—	—	—	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	—	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	—	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64

(a)   Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

Amounts listed as “—” are $0 or round to $0.

Aberdeen China Opportunities Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements /Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	23.15%	$7,492	1.97	%(e)	3.04	%(e)	0.98%	23.58%
Year Ended October 31, 2016	2.90%	7,301	1.95	%(e)	2.84	%(e)	1.10%	15.75%
Year Ended October 31, 2015	(9.50)%	8,221	1.89	%(e)	2.48	%(e)	1.12%	10.48%
Year Ended October 31, 2014	(0.82)%	19,425	1.89%		2.30%		0.79%	30.61%
Year Ended October 31, 2013	4.98%	21,682	1.89%		2.18%		0.71%	14.51%
Class C Shares
Year Ended October 31, 2017	22.39%	2,437	2.62	%(e)	3.83	%(e)	0.14%	23.58%
Year Ended October 31, 2016	2.20%	3,609	2.62	%(e)	3.60	%(e)	0.37%	15.75%
Year Ended October 31, 2015	(10.18)%	4,711	2.62	%(e)	3.21	%(e)	0.95%	10.48%
Year Ended October 31, 2014	(1.57)%	6,064	2.62%		3.03%		0.04%	30.61%
Year Ended October 31, 2013	4.18%	7,704	2.62%		2.91%		(0.06)%	14.51%
Class R Shares
Year Ended October 31, 2017	22.77%	1,851	2.31	%(e)	3.38	%(e)	0.74%	23.58%
Year Ended October 31, 2016	2.55%	1,378	2.28	%(e)	3.17	%(e)	0.95%	15.75%
Year Ended October 31, 2015	(9.83)%	1,293	2.29	%(e)	2.88	%(e)	1.20%	10.48%
Year Ended October 31, 2014	(1.25)%	1,495	2.27%		2.68%		0.50%	30.61%
Year Ended October 31, 2013	4.61%	1,599	2.25%		2.54%		0.47%	14.51%
Institutional Service Class Shares
Year Ended October 31, 2017	23.54%	620	1.71	%(e)	2.78	%(e)	1.12%	23.58%
Year Ended October 31, 2016	3.06%	735	1.79	%(e)	2.68	%(e)	1.29%	15.75%
Year Ended October 31, 2015	(9.30)%	825	1.63	%(e)	2.22	%(e)	1.53%	10.48%
Year Ended October 31, 2014	(0.56)%	1,778	1.64%		2.05%		1.05%	30.61%
Year Ended October 31, 2013	5.22%	2,383	1.62%		1.91%		0.88%	14.51%
Institutional Class Shares
Year Ended October 31, 2017	23.62%	927	1.62	%(e)	2.78	%(e)	0.94%	23.58%
Year Ended October 31, 2016	3.22%	1,575	1.62	%(e)	2.56	%(e)	1.47%	15.75%
Year Ended October 31, 2015	(9.27)%	1,804	1.63	%(e)	2.22	%(e)	1.80%	10.48%
Year Ended October 31, 2014	(0.65)%	1,604	1.62%		2.03%		1.23%	30.61%
Year Ended October 31, 2013	5.22%	1,250	1.62%		1.91%		0.90%	14.51%

(c)    During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)    Includes interest expense that amounts to less than 0.01%

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$12.70	$0.15	$2.36	$2.51	$(0.17)	$(0.17)	$15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	15.34
Class C Shares
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	14.51
Class R Shares
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	14.71
Institutional Service Class Shares
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	15.64
Institutional Class Shares
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	15.70

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	20.05%	$39,619	1.39%		1.39%		1.09%		13.11%
Year Ended October 31, 2016	1.76%	47,736	1.39	%(e)	1.39	%(e)	1.49%		27.99%
Year Ended October 31, 2015	(14.02)%	91,902	1.32	%(e)(f)	1.35	%(e)	1.65	%(f)	14.52%
Year Ended October 31, 2014	0.49%	148,018	1.33%		1.33%		3.30%		10.08%
Year Ended October 31, 2013	14.75%	222,275	1.33%		1.33%		1.77%		23.35%
Class C Shares
Year Ended October 31, 2017	19.27%	12,375	2.10%		2.18%		0.35%		13.11%
Year Ended October 31, 2016	0.97%	14,400	2.10	%(e)	2.12	%(e)	0.70%		27.99%
Year Ended October 31, 2015	(14.61)%	22,999	2.01	%(e)(f)	2.04	%(e)	0.97	%(f)	14.52%
Year Ended October 31, 2014	(0.24)%	35,696	2.03%		2.03%		2.68%		10.08%
Year Ended October 31, 2013	14.02%	42,861	2.01%		2.01%		1.08%		23.35%
Class R Shares
Year Ended October 31, 2017	19.70%	7,335	1.70%		1.70%		0.75%		13.11%
Year Ended October 31, 2016	1.42%	7,647	1.67	%(e)	1.67	%(e)	1.08%		27.99%
Year Ended October 31, 2015	(14.32)%	14,095	1.62	%(e)(f)	1.65	%(e)	1.34	%(f)	14.52%
Year Ended October 31, 2014	0.26%	16,938	1.62%		1.62%		3.13%		10.08%
Year Ended October 31, 2013	14.42%	17,303	1.59%		1.59%		1.51%		23.35%
Institutional Service Class Shares
Year Ended October 31, 2017	20.46%	106,424	1.08%		1.08%		1.35%		13.11%
Year Ended October 31, 2016	2.01%	101,655	1.14	%(e)	1.14	%(e)	1.62%		27.99%
Year Ended October 31, 2015	(13.97)%	156,489	1.15	%(e)(f)	1.18	%(e)	1.89	%(f)	14.52%
Year Ended October 31, 2014	0.75%	185,166	1.16%		1.16%		3.57%		10.08%
Year Ended October 31, 2013	14.91%	206,212	1.13%		1.13%		1.92%		23.35%
Institutional Class Shares
Year Ended October 31, 2017	20.47%	367,341	1.02%		1.02%		1.43%		13.11%
Year Ended October 31, 2016	2.14%	286,659	1.04	%(e)	1.04	%(e)	1.75%		27.99%
Year Ended October 31, 2015	(13.80)%	332,542	1.01	%(e)(f)	1.04	%(e)	2.04	%(f)	14.52%
Year Ended October 31, 2014	0.81%	496,344	1.03%		1.03%		3.73%		10.08%
Year Ended October 31, 2013	15.14%	558,986	1.01%		1.01%		2.13%		23.35%

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Includes interest expense that amounts to less than 0.01%.

(f)       Includes 0.03% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$12.35	$0.10	$2.30	$2.40	$(0.09)	$(0.09)	$14.66
Year Ended October 31, 2016	12.15	0.10	0.13	0.23	(0.03)	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17	(1.66)	(1.49)	(0.19)	(0.19)	12.15
Year Ended October 31, 2014	13.83	0.45	0.01	0.46	(0.46)	(0.46)	13.83
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	13.83
Class C Shares
Year Ended October 31, 2017	11.65	0.01	2.18	2.19	(0.06)	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02	0.12	0.14	(0.01)	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06	(1.55)	(1.49)	(0.12)	(0.12)	11.52
Year Ended October 31, 2014	13.15	0.33	0.03	0.36	(0.38)	(0.38)	13.13
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	13.15
Class R Shares
Year Ended October 31, 2017	11.88	0.04	2.22	2.26	(0.10)	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08	0.11	0.19	(0.02)	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12	(1.59)	(1.47)	(0.16)	(0.16)	11.71
Year Ended October 31, 2014	13.36	0.40	— (f)	0.40	(0.42)	(0.42)	13.34
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	13.36
Institutional Service Class Shares
Year Ended October 31, 2017	12.53	0.13	2.34	2.47	(0.13)	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14	0.13	0.27	(0.04)	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31	(1.78)	(1.47)	(0.09)	(0.09)	12.30
Year Ended October 31, 2014	13.88	0.44	0.05	0.49	(0.51)	(0.51)	13.86
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	13.88
Institutional Class Shares
Year Ended October 31, 2017	12.40	0.16	2.26	2.42	(0.13)	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14	0.14	0.28	(0.04)	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14	(1.59)	(1.45)	(0.23)	(0.23)	12.16
Year Ended October 31, 2014	13.84	0.47	0.04	0.51	(0.51)	(0.51)	13.84
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	13.84

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Global Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	19.58%		$34,296	1.56	%(e)	1.68	%(e)	0.71%	24.98%
Year Ended October 31, 2016	1.93%		48,350	1.56	%(e)	1.63	%(e)	0.82%	21.59%
Year Ended October 31, 2015	(10.85)%		58,730	1.55	%(e)	1.61	%(e)	1.33%	31.45%
Year Ended October 31, 2014	3.37%		73,230	1.56%		1.56%		3.22%	24.09%
Year Ended October 31, 2013	16.59%		83,800	1.57%		1.57%		1.42%	12.87%
Class C Shares
Year Ended October 31, 2017	18.85%		2,181	2.19	%(e)	2.51	%(e)	0.06%	24.98%
Year Ended October 31, 2016	1.24%		1,495	2.19	%(e)	2.36	%(e)	0.20%	21.59%
Year Ended October 31, 2015	(11.43)%		1,729	2.20	%(e)	2.26	%(e)	0.45%	31.45%
Year Ended October 31, 2014	2.78%		4,165	2.19%		2.19%		2.50%	24.09%
Year Ended October 31, 2013	15.83%		5,278	2.19%		2.19%		0.96%	12.87%
Class R Shares
Year Ended October 31, 2017	19.15%		3,107	1.90	%(e)	2.02	%(e)	0.31%	24.98%
Year Ended October 31, 2016	1.64%		1,348	1.84	%(e)	1.91	%(e)	0.66%	21.59%
Year Ended October 31, 2015	(11.13)%		1,457	1.88	%(e)	1.94	%(e)	0.96%	31.45%
Year Ended October 31, 2014	3.06%		1,986	1.85%		1.85%		2.96%	24.09%
Year Ended October 31, 2013	16.35%		2,312	1.76%		1.76%		1.26%	12.87%
Institutional Service Class Shares
Year Ended October 31, 2017	19.97%		570	1.29	%(e)	1.41	%(e)	0.94%	24.98%
Year Ended October 31, 2016	2.26%		1	1.19	%(e)	1.26	%(e)	1.17%	21.59%
Year Ended October 31, 2015	(10.60)%		1	1.26	%(e)	1.33	%(e)	2.29%	31.45%
Year Ended October 31, 2014	3.62	%(g)	2	1.19%		1.19%		3.12%	24.09%
Year Ended October 31, 2013	17.44	%(g)	1	1.19%		1.20%		1.80%	12.87%
Institutional Class Shares
Year Ended October 31, 2017	19.75%		2,699	1.19	%(e)	1.32	%(e)	1.21%	24.98%
Year Ended October 31, 2016	2.36%		36,167	1.19	%(e)	1.27	%(e)	1.19%	21.59%
Year Ended October 31, 2015	(10.55)%		30,678	1.19	%(e)	1.25	%(e)	1.08%	31.45%
Year Ended October 31, 2014	3.77	%(g)	78,381	1.19%		1.19%		3.36%	24.09%
Year Ended October 31, 2013	17.01	%(g)	67,843	1.19%		1.19%		1.89%	12.87%

(e)      Includes interest expense that amounts to less than 0.01%.

(f)       Less than $0.005 per share.

(g)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$11.76	$0.38	$0.81	$1.19	$(0.38)	$—	$(0.38)	$12.57
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	—	(0.46)	12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	—	(0.36)	12.58
Class C Shares
Year Ended October 31, 2017	11.49	0.29	0.79	1.08	(0.28)	—	(0.28)	12.29
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	—	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	—	(0.27)	12.35
Class R Shares
Year Ended October 31, 2017	11.63	0.34	0.81	1.15	(0.35)	—	(0.35)	12.43
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	—	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	—	(0.31)	12.49
Institutional Service Class Shares
Year Ended October 31, 2017	11.74	0.42	0.81	1.23	(0.42)	—	(0.42)	12.55
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.37)	(0.09)	(0.46)	11.74
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	—	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	—	(0.40)	12.57
Institutional Class Shares
Year Ended October 31, 2017	11.75	0.42	0.81	1.23	(0.41)	—	(0.41)	12.57
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	—	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	—	(0.40)	12.56

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Diversified Income Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	10.27%		$6,811	0.58%		1.36%		3.17%	27.52%
Year Ended October 31, 2016	4.00%		5,390	0.56%		1.22%		3.02%	20.87%
Year Ended October 31, 2015	(2.21)%		6,291	0.53	%(e)	1.16	%(e)	3.07%	50.74%
Year Ended October 31, 2014	7.10%		7,542	0.51%		1.08%		3.06%	29.19%
Year Ended October 31, 2013	7.69%		8,357	0.53%		1.00%		2.82%	37.01%
Class C Shares
Year Ended October 31, 2017	9.55%		10,003	1.25%		2.11%		2.46%	27.52%
Year Ended October 31, 2016	3.24%		12,293	1.25%		1.96%		2.33%	20.87%
Year Ended October 31, 2015	(2.96)%		14,396	1.25	%(e)	1.88	%(e)	2.33%	50.74%
Year Ended October 31, 2014	6.34	%(f)	14,906	1.25%		1.82%		2.31%	29.19%
Year Ended October 31, 2013	6.96	%(f)	17,824	1.25%		1.72%		2.09%	37.01%
Class R Shares
Year Ended October 31, 2017	10.00%		364	0.83%		1.61%		2.86%	27.52%
Year Ended October 31, 2016	3.65%		313	0.85%		1.51%		2.77%	20.87%
Year Ended October 31, 2015	(2.75)%		421	0.98	%(e)	1.61	%(e)	2.64%	50.74%
Year Ended October 31, 2014	6.66%		408	0.97%		1.54%		2.58%	29.19%
Year Ended October 31, 2013	7.29%		387	0.96%		1.43%		2.39%	37.01%
Institutional Service Class Shares
Year Ended October 31, 2017	10.64%		38	0.25%		1.04%		3.45%	27.52%
Year Ended October 31, 2016	4.28%		33	0.25%		0.91%		3.32%	20.87%
Year Ended October 31, 2015	(1.91)%		32	0.25	%(e)	0.88	%(e)	3.16%	50.74%
Year Ended October 31, 2014	7.32	%(f)	12	0.25%		0.82%		3.31%	29.19%
Year Ended October 31, 2013	8.10	%(f)	11	0.25%		0.72%		3.10%	37.01%
Institutional Class Shares
Year Ended October 31, 2017	10.66%		1,322	0.25%		1.09%		3.47%	27.52%
Year Ended October 31, 2016	4.30%		1,129	0.25%		0.95%		3.32%	20.87%
Year Ended October 31, 2015	(1.91)%		1,314	0.25	%(e)	0.88	%(e)	3.30%	50.74%
Year Ended October 31, 2014	7.40%		2,339	0.25%		0.82%		3.32%	29.19%
Year Ended October 31, 2013	8.01%		1,953	0.25%		0.72%		3.10%	37.01%

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Includes interest expense that amounts to less than 0.01%.

(f)       The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$12.76	$0.26	$1.09	$1.35	$(0.30)	$—	$(0.30)	$13.81
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	—	(0.34)	12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	—	(0.21)	13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	—	(0.19)	12.51
Class C Shares
Year Ended October 31, 2017	12.49	0.17	1.07	1.24	(0.20)	—	(0.20)	13.53
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	—	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	—	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	—	(0.12)	12.28
Class R Shares
Year Ended October 31, 2017	12.68	0.22	1.08	1.30	(0.25)	—	(0.25)	13.73
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	—	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	—	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	—	(0.16)	12.45
Institutional Service Class Shares
Year Ended October 31, 2017	12.70	0.30	1.09	1.39	(0.34)	—	(0.34)	13.75
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	—	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	—	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	—	(0.23)	12.46
Institutional Class Shares
Year Ended October 31, 2017	12.72	0.30	1.10	1.40	(0.33)	—	(0.33)	13.79
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	—	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	—	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	—	(0.23)	12.46

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Dynamic Allocation Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	10.71%		$7,583	0.58%	1.47%	2.00%	56.19%
Year Ended October 31, 2016	1.30%		7,641	0.56%	1.24%	1.92%	40.08%
Year Ended October 31, 2015	(0.82)%		8,677	0.53%	1.19%	2.50%	40.49%
Year Ended October 31, 2014	8.03%		9,506	0.52%	1.16%	1.58%	52.34%
Year Ended October 31, 2013	10.35%		9,937	0.52%	1.07%	1.44%	67.49%
Class C Shares
Year Ended October 31, 2017	10.04%		6,302	1.25%	2.23%	1.29%	56.19%
Year Ended October 31, 2016	0.58%		9,470	1.25%	2.00%	1.24%	40.08%
Year Ended October 31, 2015	(1.55)%		11,687	1.25%	1.91%	1.78%	40.49%
Year Ended October 31, 2014	7.28%		12,939	1.25%	1.89%	0.85%	52.34%
Year Ended October 31, 2013	9.58%		15,123	1.25%	1.80%	0.71%	67.49%
Class R Shares
Year Ended October 31, 2017	10.38%		475	0.95%	1.83%	1.64%	56.19%
Year Ended October 31, 2016	0.84%		508	0.93%	1.61%	1.52%	40.08%
Year Ended October 31, 2015	(1.16)%		501	0.96%	1.62%	2.04%	40.49%
Year Ended October 31, 2014	7.52%		454	0.95%	1.59%	1.15%	52.34%
Year Ended October 31, 2013	9.99%		406	0.92%	1.47%	1.02%	67.49%
Institutional Service Class Shares
Year Ended October 31, 2017	11.13%		11	0.25%	1.13%	2.30%	56.19%
Year Ended October 31, 2016	1.58%		10	0.25%	0.93%	2.22%	40.08%
Year Ended October 31, 2015	(0.53	)%(e)	10	0.25%	0.91%	2.56%	40.49%
Year Ended October 31, 2014	8.36%		12	0.25%	0.89%	1.85%	52.34%
Year Ended October 31, 2013	10.72%		11	0.25%	0.80%	1.68%	67.49%
Institutional Class Shares
Year Ended October 31, 2017	11.13%		1,241	0.25%	1.23%	2.30%	56.19%
Year Ended October 31, 2016	1.57%		1,275	0.25%	1.02%	2.26%	40.08%
Year Ended October 31, 2015	(0.53)%		1,675	0.25%	0.91%	2.73%	40.49%
Year Ended October 31, 2014	8.28%		1,506	0.25%	0.89%	1.86%	52.34%
Year Ended October 31, 2013	10.72%		1,223	0.25%	0.80%	1.62%	67.49%

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$12.56	$0.09	$0.39	$0.48	$(0.10)	$(0.10)	$12.94
Year Ended October 31, 2016	12.82	0.13	(0.24)	(0.11)	(0.15)	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	(0.28)	12.82
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	(0.15)	13.32
Year Ended October 31, 2013	11.64	0.12	1.01	1.13	(0.14)	(0.14)	12.63
Class C Shares
Year Ended October 31, 2017	12.05	0.01	0.37	0.38	(0.01)	(0.01)	12.42
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03	0.97	1.00	(0.11)	(0.11)	12.22
Class R Shares
Year Ended October 31, 2017	12.44	0.05	0.38	0.43	(0.06)	(0.06)	12.81
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06	1.01	1.07	(0.12)	(0.12)	12.56
Institutional Service Class Shares
Year Ended October 31, 2017	12.68	0.12	0.41	0.53	(0.14)	(0.14)	13.07
Year Ended October 31, 2016	12.94	0.15	(0.22)	(0.07)	(0.19)	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Institutional Class Shares
Year Ended October 31, 2017	12.68	0.14	0.40	0.54	(0.14)	(0.14)	13.08
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Diversified Alternatives Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	3.82%		$16,672	0.65	%(e)	1.01	%(e)	0.75%	26.64%
Year Ended October 31, 2016	(0.87)%		16,106	0.62	%(e)	0.88	%(e)	1.01%	36.02%
Year Ended October 31, 2015	(1.68)%		27,238	0.57%		0.80%		1.31%	78.72%
Year Ended October 31, 2014	6.70%		21,608	0.52%		0.88%		0.36%	54.26%
Year Ended October 31, 2013	9.76%		6,135	0.52%		1.20%		1.02%	47.20%
Class C Shares
Year Ended October 31, 2017	3.20%		5,101	1.25	%(e)	1.75	%(e)	0.10%	26.64%
Year Ended October 31, 2016	(1.45)%		10,664	1.25	%(e)	1.60	%(e)	0.34%	36.02%
Year Ended October 31, 2015	(2.35)%		16,740	1.25%		1.48%		0.79%	78.72%
Year Ended October 31, 2014	5.91%		15,565	1.25%		1.61%		(0.36)%	54.26%
Year Ended October 31, 2013	8.91%		12,467	1.25%		1.93%		0.26%	47.20%
Class R Shares
Year Ended October 31, 2017	3.49%		1,444	0.95	%(e)	1.32	%(e)	0.42%	26.64%
Year Ended October 31, 2016	(1.17)%		1,858	0.92	%(e)	1.18	%(e)	0.58%	36.02%
Year Ended October 31, 2015	(1.98)%		1,341	0.87%		1.10%		0.81%	78.72%
Year Ended October 31, 2014	6.37	%(f)	348	0.83%		1.19%		0.14%	54.26%
Year Ended October 31, 2013	9.32	%(f)	371	0.88%		1.56%		0.51%	47.20%
Institutional Service Class Shares
Year Ended October 31, 2017	4.18%		2	0.29	%(e)	0.66	%(e)	0.97%	26.64%
Year Ended October 31, 2016	(0.55)%		19	0.32	%(e)	0.58	%(e)	1.22%	36.02%
Year Ended October 31, 2015	(1.38)%		19	0.25%		0.48%		1.54%	78.72%
Year Ended October 31, 2014	7.02%		12	0.25%		0.61%		0.65%	54.26%
Year Ended October 31, 2013	10.03%		11	0.25%		0.93%		1.22%	47.20%
Institutional Class Shares
Year Ended October 31, 2017	4.26%		18,691	0.25	%(e)	0.70	%(e)	1.12%	26.64%
Year Ended October 31, 2016	(0.51)%		30,431	0.25	%(e)	0.55	%(e)	1.58%	36.02%
Year Ended October 31, 2015	(1.38)%		104,291	0.25%		0.48%		1.59%	78.72%
Year Ended October 31, 2014	6.94%		66,073	0.25%		0.61%		0.58%	54.26%
Year Ended October 31, 2013	10.03%		3,261	0.25%		0.93%		1.19%	47.20%

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Includes interest expense that amounts to less than 0.01%.

(f)       The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$10.20	$0.41	$0.07	$0.48	$—	$—	$—	$—	$10.68
Year Ended October 31, 2016	9.75	0.41	0.14	0.55	—	—	(0.10)	(0.10)	10.20
Year Ended October 31, 2015	10.19	0.39	(0.71)	(0.32)	(0.04)	—	(0.08)	(0.12)	9.75
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	—	(0.47)	10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	—	(0.32)	10.43
Class C Shares
Year Ended October 31, 2017	10.00	0.32	0.07	0.39	—	—	—	—	10.39
Year Ended October 31, 2016	9.62	0.32	0.14	0.46	—	—	(0.08)	(0.08)	10.00
Year Ended October 31, 2015	10.10	0.31	(0.71)	(0.40)	—	—	(0.08)	(0.08)	9.62
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	—	(0.44)	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	—	(0.27)	10.37
Class R Shares
Year Ended October 31, 2017	10.14	0.38	0.07	0.45	—	—	—	—	10.59
Year Ended October 31, 2016	9.71	0.38	0.14	0.52	—	—	(0.09)	(0.09)	10.14
Year Ended October 31, 2015	10.16	0.36	(0.70)	(0.34)	(0.03)	—	(0.08)	(0.11)	9.71
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	—	(0.47)	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	—	(0.30)	10.42
Institutional Service Class Shares
Year Ended October 31, 2017	10.20	0.41	0.14	0.55	—	—	—	—	10.75
Year Ended October 31, 2016	9.74	0.41	0.15	0.56	—	—	(0.10)	(0.10)	10.20
Year Ended October 31, 2015	10.20	0.39	(0.72)	(0.33)	(0.05)	—	(0.08)	(0.13)	9.74
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	—	(0.48)	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	—	(0.32)	10.43
Institutional Class Shares
Year Ended October 31, 2017	10.24	0.43	0.07	0.50	—	—	—	—	10.74
Year Ended October 31, 2016	9.76	0.42	0.16	0.58	—	—	(0.10)	(0.10)	10.24
Year Ended October 31, 2015	10.22	0.40	(0.70)	(0.30)	(0.08)	—	(0.08)	(0.16)	9.76
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	—	(0.49)	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	—	(0.34)	10.45

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Asia Bond Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	4.71	%(e)	$1,091	0.97	%(f)	1.95	%(f)	3.98%	106.31%
Year Ended October 31, 2016	5.67%		1,029	0.97	%(g)	1.40	%(g)	4.12%	96.06%
Year Ended October 31, 2015	(3.16)%		774	0.96	%(f)	1.09	%(f)	3.91%	93.16%
Year Ended October 31, 2014	2.41%		824	0.95%		1.05%		3.52%	57.03%
Year Ended October 31, 2013	(4.64)%		1,807	0.95%		1.03%		3.18%	77.93%
Class C Shares
Year Ended October 31, 2017	3.90	%(e)	175	1.70	%(f)	2.73	%(f)	3.21%	106.31%
Year Ended October 31, 2016	4.88%		322	1.71	%(g)	2.17	%(g)	3.34%	96.06%
Year Ended October 31, 2015	(3.97	)%(e)	606	1.71	%(f)	1.84	%(f)	3.19%	93.16%
Year Ended October 31, 2014	1.76	%(e)	598	1.70%		1.80%		2.77%	57.03%
Year Ended October 31, 2013	(5.46	)%(e)	637	1.70%		1.78%		2.39%	77.93%
Class R Shares
Year Ended October 31, 2017	4.44%		11	1.20	%(f)	2.18	%(f)	3.76%	106.31%
Year Ended October 31, 2016	5.44%		10	1.20	%(g)	1.63	%(g)	3.85%	96.06%
Year Ended October 31, 2015	(3.40)%		10	1.20	%(f)	1.33	%(f)	3.69%	93.16%
Year Ended October 31, 2014	2.14%		10	1.20%		1.31%		3.25%	57.03%
Year Ended October 31, 2013	(5.04)%		10	1.20%		1.28%		2.84%	77.93%
Institutional Service Class Shares
Year Ended October 31, 2017	5.39	%(e)	184	0.88	%(f)	1.86	%(f)	4.01%	106.31%
Year Ended October 31, 2016	5.78%		9,709	0.88	%(g)	1.31	%(g)	4.17%	96.06%
Year Ended October 31, 2015	(3.21)%		11,087	0.96	%(f)	1.09	%(f)	3.92%	93.16%
Year Ended October 31, 2014	2.54	%(e)	11,377	0.94%		1.04%		3.52%	57.03%
Year Ended October 31, 2013	(4.74)%		11,083	0.95%		1.03%		3.09%	77.93%
Institutional Class Shares
Year Ended October 31, 2017	4.88%		4,927	0.70	%(f)	1.76	%(f)	4.22%	106.31%
Year Ended October 31, 2016	6.02%		18,483	0.71	%(g)	1.18	%(g)	4.29%	96.06%
Year Ended October 31, 2015	(2.99)%		73,900	0.70	%(f)	0.83	%(f)	3.99%	93.16%
Year Ended October 31, 2014	2.72%		224,989	0.70%		0.80%		3.77%	57.03%
Year Ended October 31, 2013	(4.40	)%(e)	232,639	0.70%		0.78%		3.27%	77.93%

(e)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(f)       Includes interest expense that amounts to less than 0.01%.

(g)      Includes interest expense that amounts to 0.01%

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$10.49	$0.12		$2.80	$2.92	$—	$—	$—	$13.41
Year Ended October 31, 2016	10.04	0.18	(f)	0.48	0.66	(0.21)	—	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Year Ended October 31, 2014	12.01	0.14		0.15	0.29	(0.15)	(0.07)	(0.22)	12.08
Year Ended October 31, 2013	11.73	0.17		0.54	0.71	(0.27)	(0.16)	(0.43)	12.01
Class C Shares
Year Ended October 31, 2017	10.38	0.03		2.78	2.81	—	—	—	13.19
Year Ended October 31, 2016	10.01	0.12	(f)	0.44	0.56	(0.19)	—	(0.19)	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	10.01
Year Ended October 31, 2014	12.00	0.05		0.15	0.20	(0.08)	(0.07)	(0.15)	12.05
Year Ended October 31, 2013	11.66	0.13		0.50	0.63	(0.13)	(0.16)	(0.29)	12.00
Class R Shares
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	—	—	—	13.33
Year Ended October 31, 2016	10.02	0.16	(f)	0.48	0.64	(0.21)	—	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Year Ended October 31, 2014	12.02	0.05		0.20	0.25	(0.13)	(0.07)	(0.20)	12.07
Year Ended October 31, 2013	11.70	0.18		0.51	0.69	(0.21)	(0.16)	(0.37)	12.02
Institutional Service Class Shares
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	—	—	—	13.48
Year Ended October 31, 2016	10.06	0.21	(f)	0.47	0.68	(0.21)	—	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Year Ended October 31, 2014	12.03	0.17		0.14	0.31	(0.17)	(0.07)	(0.24)	12.10
Year Ended October 31, 2013	11.73	0.16		0.58	0.74	(0.28)	(0.16)	(0.44)	12.03
Institutional Class Shares
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	—	—	—	13.50
Year Ended October 31, 2016	10.07	0.05	(f)	0.62	0.67	(0.21)	—	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07
Year Ended October 31, 2014	12.04	0.16		0.16	0.32	(0.18)	(0.07)	(0.25)	12.11
Year Ended October 31, 2013	11.74	0.19		0.56	0.75	(0.29)	(0.16)	(0.45)	12.04

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	27.84%		$1,041	1.55	%(e)	3.46	%(e)	1.01%		20.14%
Year Ended October 31, 2016	6.86	%(f)	748	1.54	%(e)	1.70	%(e)	1.88	%(f)	39.84%
Year Ended October 31, 2015	(12.94)%		815	1.51	%(e)	1.52	%(e)	1.21%		58.06%
Year Ended October 31, 2014	2.43%		1,173	1.50%		1.52%		1.21%		36.48%
Year Ended October 31, 2013	6.12%		1,328	1.50%		1.51%		1.43%		3.33%
Class C Shares
Year Ended October 31, 2017	27.07%		267	2.26	%(e)	4.22	%(e)	0.28%		20.14%
Year Ended October 31, 2016	5.90	%(f)	58	2.26	%(e)	2.44	%(e)	1.24	%(f)	39.84%
Year Ended October 31, 2015	(13.42)%		280	2.26	%(e)	2.27	%(e)	0.66%		58.06%
Year Ended October 31, 2014	1.67%		288	2.25%		2.27%		0.46%		36.48%
Year Ended October 31, 2013	5.47%		146	2.25%		2.26%		1.09%		3.33%
Class R Shares
Year Ended October 31, 2017	27.56%		13	1.76	%(e)	3.67	%(e)	0.81%		20.14%
Year Ended October 31, 2016	6.63	%(f)	10	1.76	%(e)	1.92	%(e)	1.68	%(f)	39.84%
Year Ended October 31, 2015	(13.17)%		10	1.76	%(e)	1.77	%(e)	1.30%		58.06%
Year Ended October 31, 2014	2.06%		11	1.76%		1.78%		0.40%		36.48%
Year Ended October 31, 2013	5.97%		36	1.75%		1.76%		1.50%		3.33%
Institutional Service Class Shares
Year Ended October 31, 2017	28.02%		2,036	1.33	%(e)	3.24	%(e)	0.65%		20.14%
Year Ended October 31, 2016	7.08	%(f)	4,291	1.28	%(e)	1.44	%(e)	2.14	%(f)	39.84%
Year Ended October 31, 2015	(12.73)%		4,017	1.29	%(e)	1.30	%(e)	1.54%		58.06%
Year Ended October 31, 2014	2.59%		3,950	1.30%		1.32%		1.45%		36.48%
Year Ended October 31, 2013	6.44%		3,841	1.28%		1.29%		1.35%		3.33%
Institutional Class Shares
Year Ended October 31, 2017	28.21%		7,939	1.26	%(e)	3.24	%(e)	1.15%		20.14%
Year Ended October 31, 2016	6.97	%(f)	9,558	1.26	%(e)	1.43	%(e)	0.57	%(f)	39.84%
Year Ended October 31, 2015	(12.68)%		263,176	1.26	%(e)	1.27	%(e)	1.83%		58.06%
Year Ended October 31, 2014	2.64%		1,069,989	1.25%		1.27%		1.32%		36.48%
Year Ended October 31, 2013	6.48%		1,004,859	1.25%		1.26%		1.59%		3.33%

(e)      Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.

(f)       Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively.

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$13.53	$0.10	$2.22	$2.32	$(0.11)	$—	$(0.11)	$15.74
Year Ended October 31, 2016	12.22	0.11	1.33	1.44	— (e)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11	(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Year Ended October 31, 2014	15.30	0.16	(0.37)	(0.21)	(0.21)	—	(0.21)	14.88
Year Ended October 31, 2013	15.00	0.17	0.36	0.53	(0.23)	—	(0.23)	15.30
Class C Shares
Year Ended October 31, 2017	13.35	0.02	2.21	2.23	(0.03)	—	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03	1.31	1.34	—	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02	(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Year Ended October 31, 2014	15.23	0.05	(0.36)	(0.31)	(0.13)	—	(0.13)	14.79
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	—	(0.15)	15.23
Class R Shares
Year Ended October 31, 2017	13.43	0.08	2.19	2.27	(0.09)	—	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08	1.31	1.39	—	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06	(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Year Ended October 31, 2014	15.27	0.11	(0.38)	(0.27)	(0.17)	—	(0.17)	14.83
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	—	(0.20)	15.27
Institutional Service Class Shares
Year Ended October 31, 2017	13.55	0.14	2.23	2.37	(0.14)	—	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14	1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18	(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Year Ended October 31, 2014	15.30	0.13	(0.33)	(0.20)	(0.21)	—	(0.21)	14.89
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	—	(0.23)	15.30
Institutional Class Shares
Year Ended October 31, 2017	13.58	0.17	2.22	2.39	(0.16)	—	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16	1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16	(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24
Year Ended October 31, 2014	15.31	0.20	(0.35)	(0.15)	(0.26)	—	(0.26)	14.90
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	—	(0.29)	15.31

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Emerging Markets Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	17.39%		$208,084	1.56%		1.56%		0.70%	16.55%
Year Ended October 31, 2016	12.04%		188,315	1.48	%(f)	1.49	%(f)	0.91%	9.19%
Year Ended October 31, 2015	(14.28)%		192,039	1.44	%(f)	1.47	%(f)	0.81%	11.58%
Year Ended October 31, 2014	(1.37)%		341,483	1.41%		1.43%		1.05%	5.00%
Year Ended October 31, 2013	3.50%		417,896	1.43%		1.43%		1.13%	2.79%
Class C Shares
Year Ended October 31, 2017	16.75%		28,618	2.10%		2.28%		0.16%	16.55%
Year Ended October 31, 2016	11.26%		25,054	2.10	%(f)	2.20	%(f)	0.28%	9.19%
Year Ended October 31, 2015	(14.80)%		30,850	2.10	%(f)	2.13	%(f)	0.17%	11.58%
Year Ended October 31, 2014	(2.04)%		45,077	2.10%		2.12%		0.36%	5.00%
Year Ended October 31, 2013	2.85%		49,826	2.10%		2.10%		0.60%	2.79%
Class R Shares
Year Ended October 31, 2017	17.13%		79,767	1.78%		1.78%		0.55%	16.55%
Year Ended October 31, 2016	11.65%		47,410	1.77	%(f)	1.78	%(f)	0.69%	9.19%
Year Ended October 31, 2015	(14.59)%		33,881	1.83	%(f)	1.86	%(f)	0.46%	11.58%
Year Ended October 31, 2014	(1.76)%		31,720	1.79%		1.81%		0.76%	5.00%
Year Ended October 31, 2013	3.26%		22,968	1.74%		1.74%		0.90%	2.79%
Institutional Service Class Shares
Year Ended October 31, 2017	17.75%		205,880	1.28%		1.28%		0.96%	16.55%
Year Ended October 31, 2016	12.25%		333,964	1.28	%(f)	1.29	%(f)	1.13%	9.19%
Year Ended October 31, 2015	(14.20)%		409,406	1.32	%(f)	1.35	%(f)	1.35%	11.58%
Year Ended October 31, 2014	(1.29)%		234,846	1.34%		1.36%		0.90%	5.00%
Year Ended October 31, 2013	3.61%		443,469	1.35%		1.35%		1.22%	2.79%
Institutional Class Shares
Year Ended October 31, 2017	17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
Year Ended October 31, 2016	12.41	%(g)	7,365,757	1.10	%(f)	1.14	%(f)	1.32%	9.19%
Year Ended October 31, 2015	(13.98	)%(g)	6,963,195	1.10	%(f)	1.13	%(f)	1.15%	11.58%
Year Ended October 31, 2014	(1.01)%		9,389,216	1.10%		1.12%		1.35%	5.00%
Year Ended October 31, 2013	3.86%		11,114,896	1.10%		1.10%		1.43%	2.79%

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Less than $0.005 per share.

(f)       Includes interest expense that amounts to less than 0.01%.

(g)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$9.73	$0.49	$0.30	$0.79	$(0.25)	$—	$(0.25)	$10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	—	(0.34)	8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	—	(0.34)	9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	—	(0.22)	9.54
Class C Shares
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	—	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	—	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	—	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	—	(0.15)	9.53
Class R Shares
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	—	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	—	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	—	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	—	(0.20)	9.54
Institutional Service Class Shares
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	—	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	—	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	—	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	—	(0.24)	9.55
Institutional Class Shares
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	—	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	—	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	—	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	—	(0.24)	9.54

(a)           Net investment income/(loss) is based on average shares outstanding during the period.

(b)          Excludes sales charge.

(c)           During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Emerging Markets Debt Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	8.21%		$1,987	1.37%		2.15%		4.85%	64.37%
Year Ended October 31, 2016	14.45	%(f)	247	1.20	%(e)	1.79	%(e)	5.88%	103.26%
Year Ended October 31, 2015	(6.41)%		10	1.17	%(e)	1.65	%(e)	5.39%	64.60%
Year Ended October 31, 2014	5.64%		10	1.15%		1.85%		4.35%	60.31%
Year Ended October 31, 2013	(2.43)%		10	1.15%		2.57%		3.58%	55.26%
Class C Shares
Year Ended October 31, 2017	7.57%		261	1.90%		2.75%		4.46%	64.37%
Year Ended October 31, 2016	13.62	%(f)	390	1.90	%(e)	2.53	%(e)	6.39%	103.26%
Year Ended October 31, 2015	(6.98)%		650	1.90	%(e)	2.38	%(e)	4.29%	64.60%
Year Ended October 31, 2014	4.83	%(g)	10	1.89%		2.60%		3.60%	60.31%
Year Ended October 31, 2013	(3.20	)%(g)	10	1.90%		3.32%		2.83%	55.26%
Class R Shares
Year Ended October 31, 2017	7.96%		2,934	1.56%		2.34%		4.72%	64.37%
Year Ended October 31, 2016	14.22	%(f)	1,493	1.40	%(e)	1.99	%(e)	5.04%	103.26%
Year Ended October 31, 2015	(6.60)%		10	1.40	%(e)	1.88	%(e)	5.09%	64.60%
Year Ended October 31, 2014	5.37%		10	1.40%		2.10%		4.10%	60.31%
Year Ended October 31, 2013	(2.66)%		10	1.40%		2.82%		3.34%	55.26%
Institutional Service Class Shares
Year Ended October 31, 2017	8.67%		22	0.90%		1.68%		5.43%	64.37%
Year Ended October 31, 2016	14.76	%(f)	20	0.90	%(e)	1.49	%(e)	7.01%	103.26%
Year Ended October 31, 2015	(6.22	)%(g)	10	0.90	%(e)	1.38	%(e)	5.62%	64.60%
Year Ended October 31, 2014	5.80	%(g)	10	0.90%		1.60%		4.60%	60.31%
Year Ended October 31, 2013	(2.11	)%(g)	10	0.90%		2.32%		3.83%	55.26%
Institutional Class Shares
Year Ended October 31, 2017	8.62%		18,365	0.90%		1.76%		5.42%	64.37%
Year Ended October 31, 2016	14.78	%(f)	16,825	0.90	%(e)	1.49	%(e)	7.37%	103.26%
Year Ended October 31, 2015	(6.23)%		27,471	0.90	%(e)	1.38	%(e)	5.71%	64.60%
Year Ended October 31, 2014	5.91%		31,173	0.90%		1.60%		4.79%	60.31%
Year Ended October 31, 2013	(2.21)%		9,742	0.90%		2.32%		3.81%	55.26%

(e)           Includes interest expense that amounts to less than 0.01%.

(f)            Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate (Note 10). If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.

(g)           The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen Global Unconstrained Fixed Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$10.18	$0.13		$0.02	$0.15	$—	$(0.11)	$(0.11)	$10.22
Year Ended October 31, 2016	9.41	0.13	(f)	0.67	0.80	(0.03)	—	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	—	(0.09)	9.41
Year Ended October 31, 2014	10.37	0.24		(0.23)	0.01	(0.26)	—	(0.26)	10.12
Year Ended October 31, 2013	10.61	0.14		(0.38)	(0.24)	—	—	—	10.37
Class C Shares
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	—	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(f)	0.68	0.73	(0.02)	—	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	—	(0.08)	9.30
Year Ended October 31, 2014	10.23	0.16		(0.23)	(0.07)	(0.09)	—	(0.09)	10.07
Year Ended October 31, 2013	10.55	0.06		(0.38)	(0.32)	—	—	—	10.23
Institutional Service Class Shares
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	—	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(f)	0.68	0.82	(0.03)	—	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	—	(0.09)	9.42
Year Ended October 31, 2014	10.39	0.25		(0.24)	0.01	(0.28)	—	(0.28)	10.12
Year Ended October 31, 2013	10.62	0.15		(0.38)	(0.23)	—	—	—	10.39
Institutional Class Shares
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	—	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(f)	0.68	0.84	(0.04)	—	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	—	(0.10)	9.46
Year Ended October 31, 2014	10.43	0.27		(0.24)	0.03	(0.31)	—	(0.31)	10.15
Year Ended October 31, 2013	10.64	0.17		(0.38)	(0.21)	—	—	—	10.43

(a)           Net investment income/(loss) is based on average shares outstanding during the period.

(b)          Excludes sales charge.

(c)           During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Global Unconstrained Fixed Income Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	1.53%		$806	1.17	%(e)	2.74	%(e)	1.29%		91.26%
Year Ended October 31, 2016	8.55	%(f)	1,824	1.13	%(e)	2.34	%(e)	1.38	%(f)	219.22%
Year Ended October 31, 2015	(6.13	)%(g)	826	1.11%		2.06%		2.26%		173.93%
Year Ended October 31, 2014	0.05	%(g)	1,183	1.10%		1.71%		2.27%		183.14%
Year Ended October 31, 2013	(2.26)%		1,888	1.16%		1.64%		1.32%		208.61%
Class C Shares
Year Ended October 31, 2017	0.75	%(g)	247	1.85	%(e)	3.53	%(e)	0.62%		91.26%
Year Ended October 31, 2016	7.87	%(f)	403	1.85	%(e)	3.15	%(e)	0.52	%(f)	219.22%
Year Ended October 31, 2015	(6.86)%		251	1.85%		2.80%		1.51%		173.93%
Year Ended October 31, 2014	(0.70)%		378	1.85%		2.46%		1.54%		183.14%
Year Ended October 31, 2013	(3.03)%		518	1.89%		2.37%		0.59%		208.61%
Institutional Service Class Shares
Year Ended October 31, 2017	1.62%		10,553	1.02	%(e)	2.59	%(e)	1.47%		91.26%
Year Ended October 31, 2016	8.76	%(f)	10,940	1.01	%(e)	2.22	%(e)	1.43	%(f)	219.22%
Year Ended October 31, 2015	(6.02)%		12,761	1.03%		1.98%		2.33%		173.93%
Year Ended October 31, 2014	0.07%		16,724	1.01%		1.62%		2.39%		183.14%
Year Ended October 31, 2013	(2.17)%		19,547	1.05%		1.53%		1.44%		208.61%
Institutional Class Shares
Year Ended October 31, 2017	1.81	%(g)	1,685	0.85	%(e)	2.56	%(e)	1.60%		91.26%
Year Ended October 31, 2016	8.87	%(f)	2,583	0.85	%(e)	2.12	%(e)	1.61	%(f)	219.22%
Year Ended October 31, 2015	(5.88)%		1,419	0.85%		1.80%		2.56%		173.93%
Year Ended October 31, 2014	0.25%		2,717	0.85%		1.46%		2.63%		183.14%
Year Ended October 31, 2013	(1.97)%		1,556	0.87%		1.37%		1.65%		208.61%

(e)           Interest expense is less than 0.001%.

(f)            Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.

(g)           The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$25.97	$0.11	$5.49	$5.60	$(0.14)	$(0.08)	$(0.22)	$—	$31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	—	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	—	26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	—	29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	—	(0.07)	0.01	28.71
Class C Shares
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	—	(0.08)	(0.08)	—	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	—	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	—	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	—	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	—	(0.02)	0.01	26.97
Class R Shares
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	—	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	—	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	—	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	—	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	—	(0.05)	0.01	27.68
Institutional Service Class Shares
Year Ended October 31, 2017	26.00	0.14	5.53	5.67	(0.05)	(0.08)	(0.13)	—	31.54
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	—	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	—	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	—	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	—	(0.11)	0.01	28.72
Institutional Class Shares
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	—	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	—	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	—	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	—	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	—	(0.16)	0.01	28.74

(a)              Net investment income/(loss) is based on average shares outstanding during the period.

(b)             Excludes sales charge.

(c)              During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen International Small Cap Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	21.79%		$59,477	1.63	%(e)	2.07	%(e)	0.40%	20.60%
Year Ended October 31, 2016	7.53	%(f)	51,530	1.63	%(e)	2.09	%(e)	0.53%	36.40%
Year Ended October 31, 2015	(2.39	)%(f)	53,726	1.61	%(e)	1.84	%(e)	1.70%	12.11%
Year Ended October 31, 2014	5.32%		64,189	1.60%		1.73%		0.65%	12.93%
Year Ended October 31, 2013	10.91%		80,191	1.61%		1.76%		0.63%	34.85%
Class C Shares
Year Ended October 31, 2017	20.94%		1,591	2.30	%(e)	2.84	%(e)	(0.17)%	20.60%
Year Ended October 31, 2016	6.85%		1,175	2.30	%(e)	2.86	%(e)	(0.20)%	36.40%
Year Ended October 31, 2015	(3.10)%		1,404	2.30	%(e)	2.53	%(e)	1.03%	12.11%
Year Ended October 31, 2014	4.60%		1,646	2.30%		2.43%		(0.03)%	12.93%
Year Ended October 31, 2013	10.17%		2,208	2.30%		2.45%		0.08%	34.85%
Class R Shares
Year Ended October 31, 2017	21.34%		1,707	1.99	%(e)	2.43	%(e)	0.14%	20.60%
Year Ended October 31, 2016	7.20	%(f)	947	1.95	%(e)	2.41	%(e)	0.20%	36.40%
Year Ended October 31, 2015	(2.74	)%(f)	623	1.91	%(e)	2.14	%(e)	1.38%	12.11%
Year Ended October 31, 2014	5.07%		866	1.86%		1.99%		0.32%	12.93%
Year Ended October 31, 2013	10.67%		1,749	1.82%		1.97%		0.55%	34.85%
Institutional Service Class Shares
Year Ended October 31, 2017	21.93%		51	1.52	%(e)	1.96	%(e)	0.52%	20.60%
Year Ended October 31, 2016	7.65%		64	1.52	%(e)	1.98	%(e)	0.24%	36.40%
Year Ended October 31, 2015	(2.38)%		1,359	1.55	%(e)	1.78	%(e)	1.71%	12.11%
Year Ended October 31, 2014	5.41%		2,201	1.54%		1.67%		0.78%	12.93%
Year Ended October 31, 2013	11.11%		1,803	1.47%		1.62%		1.10%	34.85%
Institutional Class Shares
Year Ended October 31, 2017	22.14%		17,141	1.30	%(e)	1.79	%(e)	0.69%	20.60%
Year Ended October 31, 2016	7.92%		19,840	1.30	%(e)	1.79	%(e)	0.71%	36.40%
Year Ended October 31, 2015	(2.16)%		48,927	1.30	%(e)	1.53	%(e)	1.27%	12.11%
Year Ended October 31, 2014	5.67%		189,864	1.30%		1.43%		0.99%	12.93%
Year Ended October 31, 2013	11.29%		212,642	1.30%		1.45%		0.91%	34.85%

(d)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)           Includes interest expense that amounts to less than 0.01%.

(f)            The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$10.11	$0.29	$(0.22)	$0.07	$(0.29)	$—	$(0.29)	$9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	—	(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	(0.47)	10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	(0.41)	10.24
Class C Shares
Year Ended October 31, 2017	10.09	0.22	(0.22)	—	(0.22)	—	(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	—	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	(0.33)	10.23
Class R Shares
Year Ended October 31, 2017	10.12	0.27	(0.23)	0.04	(0.26)	—	(0.26)	9.90
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	—	(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Period Ended October 31, 2013(h)	10.72	0.20	(0.47)	(0.27)	(0.20)	—	(0.20)	10.25
Institutional Service Class Shares
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	—	(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	—	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Period Ended October 31, 2013(h)	10.72	0.23	(0.47)	(0.24)	(0.23)	—	(0.23)	10.25
Institutional Class Shares(i)
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	—	(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	—	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	(0.44)	10.25

(a)           Net investment income/(loss) is based on average shares outstanding during the period.

(b)          Excludes sales charge.

(c)           Annualized for periods less than one year.

(d)          During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)           Not annualized for periods less than one year.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Tax-Free Income Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(e)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(c)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (e)(f)
Class A Shares
Year Ended October 31, 2017	0.72%	$9,084	0.88	%(g)	1.05	%(g)	2.92%	16.25%
Year Ended October 31, 2016	2.19%	10,798	0.88%		1.03%		2.96%	10.71%
Year Ended October 31, 2015	1.56%	9,073	0.88%		1.01%		3.09%	4.85%
Year Ended October 31, 2014	6.12%	9,379	0.87%		1.00%		3.14%	5.58%
Year Ended October 31, 2013	(1.93)%	9,477	0.88%		0.98%		3.07%	6.11%
Class C Shares
Year Ended October 31, 2017	(0.02)%	542	1.62	%(g)	1.83	%(g)	2.21%	16.25%
Year Ended October 31, 2016	1.36%	851	1.62%		1.82%		2.24%	10.71%
Year Ended October 31, 2015	0.82%	878	1.62%		1.75%		2.37%	4.85%
Year Ended October 31, 2014	5.34%	643	1.62%		1.75%		2.39%	5.58%
Year Ended October 31, 2013	(2.66)%	788	1.62%		1.73%		2.31%	6.11%
Class R Shares
Year Ended October 31, 2017	0.47%	11	1.12	%(g)	1.29	%(g)	2.67%	16.25%
Year Ended October 31, 2016	1.96%	11	1.12%		1.27%		2.72%	10.71%
Year Ended October 31, 2015	1.24%	10	1.12%		1.25%		2.85%	4.85%
Year Ended October 31, 2014	5.96%	10	1.12%		1.25%		2.89%	5.58%
Period Ended October 31, 2013(h)	(2.53)%	10	1.12%		1.27%		2.82%	6.11%
Institutional Service Class Shares
Year Ended October 31, 2017	0.79%	18	0.69	%(g)	0.86	%(g)	3.10%	16.25%
Year Ended October 31, 2016	2.48%	28	0.62%		0.77%		3.22%	10.71%
Year Ended October 31, 2015	1.74%	18	0.62%		0.75%		3.35%	4.85%
Year Ended October 31, 2014	6.49%	17	0.62%		0.75%		3.39%	5.58%
Period Ended October 31, 2013(h)	(2.19)%	10	0.62%		0.77%		3.32%	6.11%
Institutional Class Shares(i)
Year Ended October 31, 2017	0.98%	71,362	0.62	%(g)	0.79	%(g)	3.18%	16.25%
Year Ended October 31, 2016	2.47%	79,279	0.62%		0.77%		3.23%	10.71%
Year Ended October 31, 2015	1.72%	83,140	0.62%		0.75%		3.35%	4.85%
Year Ended October 31, 2014	6.49%	89,924	0.62%		0.75%		3.38%	5.58%
Year Ended October 31, 2013	(1.67)%	93,692	0.62%		0.72%		3.32%	6.11%

(f)            Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)           Interest expense is less than 0.001%.

(h)          For the period from February 25, 2013 (commencement of operations) through October 31, 2013.

(i)             Formerly Class D shares.

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$12.13	$0.04	$2.34	$2.38		$(0.02)	$(1.44)	$(1.46)	$13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54		(0.10)	—	(0.10)	12.41
Class C Shares
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04		—	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		—	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	—	(f)	(0.04)	(0.85)	(0.89)	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25		(0.03)	—	(0.03)	11.40
Class R Shares
Year Ended October 31, 2017	11.53	(0.01)	2.21	2.20		—	(1.44)	(1.44)	12.29
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40		(0.07)	—	(0.07)	11.91
Institutional Service Class Shares
Year Ended October 31, 2017	12.74	0.06	2.46	2.52		(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67		(0.12)	—	(0.12)	12.93
Institutional Class Shares
Year Ended October 31, 2017	12.76	0.08	2.46	2.54		(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68		(0.12)	—	(0.12)	12.94

(a)           Net investment income/(loss) is based on average shares outstanding during the period.

(b)          Excludes sales charge.

(c)           During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	21.13%	$242,085	1.19	%(e)	1.26	%(e)	0.29%	33.79%
Year Ended October 31, 2016	2.25%	$225,723	1.19	%(e)	1.28	%(e)	0.21%	63.11%
Year Ended October 31, 2015	0.50%	$247,549	1.17	%(e)	1.25	%(e)	0.87%	16.92%
Year Ended October 31, 2014	9.87%	$276,861	1.17%		1.25%		0.92%	20.60%
Year Ended October 31, 2013	25.54%	$282,602	1.15%		1.23%		0.94%	19.53%
Class C Shares
Year Ended October 31, 2017	20.26%	3,544	1.90	%(e)	2.09	%(e)	(0.40)%	33.79%
Year Ended October 31, 2016	1.56%	5,883	1.90	%(e)	2.08	%(e)	(0.50)%	63.11%
Year Ended October 31, 2015	(0.27)%	7,134	1.90	%(e)	1.98	%(e)	0.15%	16.92%
Year Ended October 31, 2014	9.07%	8,469	1.90%		1.98%		0.19%	20.60%
Year Ended October 31, 2013	24.60%	9,637	1.90%		1.95%		0.20%	19.53%
Class R Shares
Year Ended October 31, 2017	20.64%	159	1.58	%(e)	1.65	%(e)	(0.05)%	33.79%
Year Ended October 31, 2016	1.95%	266	1.51	%(e)	1.60	%(e)	(0.12)%	63.11%
Year Ended October 31, 2015	0.23%	458	1.40	%(e)	1.48	%(e)	0.62%	16.92%
Year Ended October 31, 2014	9.62%	351	1.40%		1.48%		0.69%	20.60%
Year Ended October 31, 2013	25.16%	405	1.40%		1.45%		0.73%	19.53%
Institutional Service Class Shares
Year Ended October 31, 2017	21.33%	109,418	0.98	%(e)	1.05	%(e)	0.49%	33.79%
Year Ended October 31, 2016	2.52%	101,549	1.00	%(e)	1.09	%(e)	0.40%	63.11%
Year Ended October 31, 2015	0.59%	109,288	0.99	%(e)	1.07	%(e)	1.06%	16.92%
Year Ended October 31, 2014	10.13%	128,283	0.96%		1.07%		1.12%	20.60%
Year Ended October 31, 2013	25.84%	128,368	0.90%		1.05%		1.21%	19.53%
Institutional Class Shares
Year Ended October 31, 2017	21.45%	6,507	0.90	%(e)	1.01	%(e)	0.59%	33.79%
Year Ended October 31, 2016	2.63%	6,742	0.90	%(e)	1.02	%(e)	0.50%	63.11%
Year Ended October 31, 2015	0.68%	7,059	0.90	%(e)	0.98	%(e)	1.13%	16.92%
Year Ended October 31, 2014	10.23%	3,437	0.90%		0.98%		1.18%	20.60%
Year Ended October 31, 2013	26.00%	3,867	0.90%		0.95%		1.21%	19.53%

(d)          Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)           Includes interest expense that amounts to less than 0.01%.

(f)            Less than $0.005 per share.

Aberdeen Japanese Equities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$11.02	$0.03	$1.23	$1.26	$(0.03)	$(0.10)	$(0.13)	$12.15
Period Ended October 31, 2016(g)	10.00	0.06	0.97	1.03	(0.01)	—	(0.01)	11.02
Class C Shares
Year Ended October 31, 2017	10.95	(0.05)	1.22	1.17	—	(0.10)	(0.10)	12.02
Period Ended October 31, 2016(g)	10.00	(0.02)	0.97	0.95	— (h)	—	— (h)	10.95
Class R Shares
Year Ended October 31, 2017	11.00	— (h)	1.23	1.23	—	(0.10)	(0.10)	12.13
Period Ended October 31, 2016(g)	10.00	0.03	0.97	1.00	— (h)	—	— (h)	11.00
Institutional Service Class Shares
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Period Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	—	(0.01)	11.04
Institutional Class Shares
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Period Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	—	(0.01)	11.04

(a)   Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)   Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Japanese Equities Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2017	11.58%	$278	1.30%	11.96%	0.31%	19.81%
Period Ended October 31, 2016(g)	10.27%	22	1.25%	19.03%	0.67%	8.21%
Class C Shares
Year Ended October 31, 2017	10.81%	12	2.00%	12.66%	(0.48)%	19.81%
Period Ended October 31, 2016(g)	9.50%	11	2.00%	19.78%	(0.22)%	8.21%
Class R Shares
Year Ended October 31, 2017	11.31%	12	1.50%	12.16%	0.02%	19.81%
Period Ended October 31, 2016(g)	10.05%	11	1.50%	19.28%	0.28%	8.21%
Institutional Service Class Shares
Year Ended October 31, 2017	11.89%	12	1.00%	11.66%	0.52%	19.81%
Period Ended October 31, 2016(g)	10.50%	11	1.00%	18.78%	0.78%	8.21%
Institutional Class Shares
Year Ended October 31, 2017	11.88%	1,187	1.00%	11.66%	0.52%	19.81%
Period Ended October 31, 2016(g)	10.50%	1,061	1.00%	18.78%	0.79%	8.21%

(e)              During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)               Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)             For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

(h)             Less than $0.005 per share.

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2017	$10.95	$— (g)	$2.63	$2.63	$(0.02)	$(0.21)	$(0.23)	$13.35
Period Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	—	—	—	10.95
Class C Shares
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	—	(0.21)	(0.21)	13.21
Period Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	—	—	—	10.89
Class R Shares
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Period Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	—	—	—	10.93
Institutional Service Class Shares
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Period Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	—	—	—	10.97
Institutional Class Shares
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Period Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	—	—	—	10.97

(a)              Net investment income/(loss) is based on average shares outstanding during the period.

(b)             Excludes sales charge.

(c)              Not annualized for periods less than one year.

(d)             Annualized for periods less than one year.

Amounts listed as “—” are $0 or round to $0.

Aberdeen U.S. Mid Cap Equity Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2017	24.41%	$46	1.25%	12.12%	(0.01)%	42.92%
Period Ended October 31, 2016(h)	9.50%	12	1.25%	15.77%	0.09%	18.10%
Class C Shares
Year Ended October 31, 2017	23.57%	13	2.00%	12.87%	(0.75)%	42.92%
Period Ended October 31, 2016(h)	8.90%	11	2.00%	16.52%	(0.67)%	18.10%
Class R Shares
Year Ended October 31, 2017	24.14%	14	1.50%	12.37%	(0.25)%	42.92%
Period Ended October 31, 2016(h)	9.30%	11	1.50%	16.02%	(0.17)%	18.10%
Institutional Service Class Shares
Year Ended October 31, 2017	24.70%	14	1.00%	11.87%	0.25%	42.92%
Period Ended October 31, 2016(h)	9.70%	11	1.00%	15.52%	0.33%	18.10%
Institutional Class Shares
Year Ended October 31, 2017	24.70%	1,338	1.00%	11.87%	0.25%	42.92%
Period Ended October 31, 2016(h)	9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(e)              During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)               Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)             Less than $0.005 per share.

(h)             For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•                  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•                  Shares purchased by or through a 529 Plan

•                  Shares purchased through a Merrill Lynch affiliated investment advisory program

•                  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•                  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•                  Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•                  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•                  Trustees of the Trust, and employees of the Adviser or any of its affiliates, as described in the this prospectus

•                  Shares purchased from the proceeds of redemptions within the Aberdeen fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•                  Death or disability of the shareholder

•                  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•                  Return of excess contributions from an IRA Account

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•                  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•                  Shares acquired through a right of reinstatement

•                  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•                  Breakpoints as described in this prospectus.

•                  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aberdeen fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Aberdeen fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•                  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aberdeen fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley:

Front-end Sales Charge Waivers on Class A Shares available for Morgan Stanley Wealth Management Transactional Brokerage Accounts

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in these Funds’ Prospectus or SAI.

•                  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•                  Morgan Stanley employee and employee-related

accounts according to Morgan Stanley’s account linking rules

•                  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•                  Shares purchased through a Morgan Stanley self-directed brokerage account

•                  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge – contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance)

•                  Semi-Annual Reports

While this Prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.

To obtain any of the above documents free of charge, to request other information about the Funds, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail:

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at www.aberdeen-asset.us.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Funds, including the SAI from the SEC:

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service);

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2018

ABERDEEN FUNDS

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund)

Class A — MLSAX  • Class C — MLSCX • Class R — GLSRX • Class T — AEQTX • Institutional Class — GGUIX • Institutional Service Class — AELSX

Aberdeen U.S. Small Cap Equity Fund

Class A — GSXAX  • Class C —GSXCX • Class R — GNSRX • Class T — AUSTX • Institutional Class — GSCIX • Institutional Service Class — GSXIX

Aberdeen China Opportunities Fund

Class A — GOPAX  • Class C — GOPCX • Class R — GOPRX • Class T — ACHTX • Institutional Class — GOPIX • Institutional Service Class — GOPSX

Aberdeen International Equity Fund

Class A — GIGAX  • Class C — GIGCX • Class R — GIRRX • Class T — AIETX • Institutional Class — GIGIX • Institutional Service Class — GIGSX

Aberdeen Global Equity Fund

Class A — GLLAX  • Class C — GLLCX • Class R — GWLRX • Class T — AGETX • Institutional Class — GWLIX • Institutional Service Class — GLLSX

Aberdeen Diversified Income Fund

Class A — GMAAX  • Class C — GMACX • Class R — GMRRX • Class T — ADITX • Institutional Class — GMAIX • Institutional Service Class — GAMSX

Aberdeen Dynamic Allocation Fund

Class A — GMMAX  • Class C — GMMCX • Class R — GAGRX • Class T — ADNTX • Institutional Class — GMMIX • Institutional Service Class — GAASX

Aberdeen Diversified Alternatives Fund

Class A — GASAX  • Class C — GAMCX • Class R — GASRX • Class T — AVLTX • Institutional Class — GASIX • Institutional Service Class — GAISX

Aberdeen Asia Bond Fund

Class A — AEEAX • Class C — AEECX • Class R — AEERX • Class T — ASBTX • Institutional Class — CSABX • Institutional Service Class — ABISX

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A — APJAX • Class C — APJCX • Class R — APJRX • Class T — AAPTX • Institutional Class — AAPIX • Institutional Service Class — AAPEX

Aberdeen Emerging Markets Fund

Class A — GEGAX • Class C — GEGCX • Class R — GEMRX • Class T — ATMTX • Institutional Class — ABEMX • Institutional Service Class — AEMSX

Aberdeen Emerging Markets Debt Fund

Class A — AKFAX • Class C — AKFCX • Class R — AKFRX • Class T — AEGTX • Institutional Class — AKFIX • Institutional Service Class — AKFSX

Aberdeen Global Unconstrained Fixed Income Fund

Class A — CUGAX • Class C — CGBCX • Class R — AGCRX • Class T — AGUTX • Institutional Class — AGCIX • Institutional Service Class — CGFIX

Aberdeen International Small Cap Fund

Class A — WVCCX • Class C — CPVCX • Class R — WPVAX • Class T — ASPTX • Institutional Class — ABNIX • Institutional Service Class — AGISX

Aberdeen Tax-Free Income Fund

Class A — NTFAX • Class C — GTICX • Class R — ABERX • Class T — ATFTX • Institutional Class — ABEIX • Institutional Service Class — ABESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A — GXXAX  • Class C — GXXCX • Class R — GGLRX • Class T — AMUTX • Institutional Class — GGLIX • Institutional Service Class — GXXIX

Aberdeen Japanese Equities Fund

Class A — AJEAX • Class C — AJECX • Class R — AJERX • Class T — AJPTX • Institutional Class — AJEIX • Institutional Service Class — AJESX

Aberdeen U.S. Mid Cap Equity Fund

Class A — GUEAX • Class C — GUECX • Class R — GUERX • Class T — AUMTX • Institutional Class — GUEIX • Institutional Service Class — GUESX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 18 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”).  This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February 28, 2018.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus.  You can order copies of the Prospectus without charge by writing to Aberdeen Funds, c/o DST Asset Manager Solutions, Inc. (“DST”) at 30 Dan Road, Canton, MA 02021 or calling (toll-free) 866-667-9231.

The audited financial statements for each of the Funds for the fiscal year ended October 31, 2017, and the related report of KPMG LLP (“KPMG”), independent registered public accounting firm for the Funds, which are contained in the Funds’ October 31, 2017 Annual Report, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to Aberdeen Funds at 30 Dan Road, Canton, MA 02021 or by calling 866-667-9231.

i

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 18 separate series, each with its own investment objective.

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of the Nationwide Mutual Funds (each, a “Nationwide Predecessor Fund,” collectively, the “Nationwide Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund

Aberdeen Global Equity Fund (“Global Equity Fund”)	Nationwide Worldwide Leaders Fund

Aberdeen China Opportunities Fund (“China Opportunities Fund”)	Nationwide China Opportunities Fund

Aberdeen International Equity Fund (“International Equity Fund”)	Nationwide International Growth Fund

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund) (“Focused U.S. Equity Fund”)	Nationwide U.S. Growth Leaders Long-Short Fund

Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)	Nationwide Optimal Allocations Fund: Moderate Growth

Aberdeen Diversified Income Fund (“Diversified Income Fund”)	Nationwide Optimal Allocations Fund: Moderate

Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)	Nationwide Optimal Allocations Fund: Specialty

Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)	Nationwide Small Cap Fund

Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)	Nationwide Tax-Free Income Fund

Prior to November 15, 2017, the Focused U.S. Equity Fund was known as the Aberdeen Equity Long-Short Fund.  The Nationwide Predecessor Funds, for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Nationwide Predecessor Funds is included in this SAI.

Certain Funds in this SAI were created to acquire the assets and liabilities of the corresponding Fund of the Credit Suisse Funds (each a “Credit Suisse Predecessor Fund,” collectively, the “Credit Suisse Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund

Aberdeen Asia Bond Fund (“Asia Bond Fund”)	Asia Bond Portfolio, a series of Credit Suisse Institutional Fund, Inc.

Aberdeen Global Unconstrained Fixed Income Fund (“Global Unconstrained Fixed	Credit Suisse Global Fixed Income Fund

1

Income Fund)

Aberdeen International Small Cap Fund (“International Small Cap Fund”)	Credit Suisse Global Small Cap Fund

The Credit Suisse Predecessor Funds, for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Credit Suisse Predecessor Funds is included in this SAI.

Certain Funds in this SAI acquired the assets and liabilities of the corresponding Fund, of the Pacific Capital Funds (each a “Pacific Capital Predecessor Fund,” collectively, the “Pacific Capital Predecessor Funds”), as shown in the chart below.

Fund	Corresponding Predecessor Fund
Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)	Pacific Capital New Asia Growth Fund
Institutional Service Class Shares Institutional Class Shares	Class A, B and C Shares Class Y Shares
U.S. Small Cap Equity Fund	Pacific Capital Small Cap Fund
Class A Shares Class C Shares Institutional Class Shares	Class A and B Shares Class C Shares Class Y Shares

The Aberdeen Emerging Markets Fund (“Emerging Markets Fund”) was created to acquire the assets and liabilities of a former Aberdeen Emerging Markets Fund, which was a series of The Advisors’ Inner Circle Fund II (the “Emerging Markets Predecessor Fund”).  On May 21, 2012, the Emerging Markets Fund acquired the assets of the Aberdeen Emerging Markets Fund (the “Acquired Fund”), another series of the Trust, which had Class A, C and R Shares. The Emerging Markets Predecessor Fund, for purposes of the reorganization, is considered the accounting survivor and accordingly, certain financial history of the Emerging Markets Predecessor Fund is included in this SAI.

The Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”) commenced operations on November 1, 2012.

Prior to October 31, 2015, the Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”) was known as the Aberdeen U.S. Equity Fund.  The Aberdeen U.S. Equity Fund (“U.S. Equity Fund”) was created to acquire the assets and liabilities of the Credit Suisse Large Cap Blend Fund, Inc., a Maryland corporation, and a former series of the Trust with a U.S. equity strategy (“Aberdeen U.S. Equity Predecessor Fund”).  The Aberdeen U.S. Equity Predecessor Fund, for purposes of the reorganization, is considered the accounting survivor and accordingly, certain financial history of the Aberdeen U.S. Equity Predecessor Fund is included in this SAI.  On February 25, 2013, the U.S. Equity Fund acquired the assets of the Aberdeen U.S. Equity II Fund, another series of the Trust, which offered Class A, Class C, Class R,

2

Institutional Class and Institutional Service Class Shares.  The U.S. Equity Fund, for purposes of the reorganization, is considered the accounting survivor.

The Aberdeen Japanese Equities Fund (“Japanese Equities Fund”) commenced operations on November 30, 2015.

The Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”) commenced operations on February 29, 2016.

Each of the Funds, except the Asia Bond Fund and the Emerging Markets Debt Fund, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Asia Bond Fund and the Emerging Markets Debt Fund is a non-diversified open-end management investment company as defined in the 1940 Act.

3

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  The following tables set forth additional information concerning permissible investments and techniques for each of the Funds and risk factors.  A “•” in the table indicates that the Fund may invest in the corresponding instrument or technique or is subject to such risk factor.  An empty box indicates that the Fund does not intend to invest in the corresponding instrument or follow the corresponding technique or is not subject to such risk factor.

With respect to the Aberdeen Diversified Income Fund, Aberdeen Dynamic Allocation Fund and Aberdeen Diversified Alternatives Fund (the “Funds-of-Funds”), this SAI, like the Prospectus, uses the term “Fund” to include the underlying funds in which each of the Funds-of-Funds will invest (the “Underlying Funds”).  A “•” in the table for the Funds-of-Funds indicates an investment strategy for an Underlying Fund.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of each Fund.

References to the “Adviser” in this section also include the subadviser(s), as applicable.

4

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	U.S. MULTI- CAP EQUITY FUND	GLOBAL EQUITY FUND	CHINA OPPORTUNITIES FUND	FOCUSED U.S. EQUITY FUND	U.S. SMALL CAP EQUITY FUND	EMERGING MARKETS FUND
Adjustable, Floating and Variable Rate Instruments	•	•	•	•	•	•
Asset-Backed Securities
Bank Obligations		•
Borrowing	•	•	•	•	•	•
CFTC Exclusion	•	•	•	•	•	•
Common Stock	•	•	•	•	•	•
Convertible Securities	•	•	•	•	•	•
Currency Transactions		•
Cyber Security Risk	•	•	•	•	•	•
Debt Securities	•	•	•	•	•	•
Depositary Receipts	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•
Emerging Markets Securities		•	•			•
Exchange-Traded Funds	•	•	•	•	•	•
Foreign Commercial Paper		•				•
Foreign Currencies	•	•	•	•	•	•

5

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	U.S. MULTI- CAP EQUITY FUND	GLOBAL EQUITY FUND	CHINA OPPORTUNITIES FUND	FOCUSED U.S. EQUITY FUND	U.S. SMALL CAP EQUITY FUND	EMERGING MARKETS FUND
Foreign Government Securities		•	•			•
Foreign Securities (including Developing Countries)	•	•	•	•	•	•
Frontier Market Securities		•	•			•
Futures	•	•	•	•	•	•
Illiquid Securities Risk	•	•	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•	•	•
Indexed Securities	•	•	•	•	•	•
Initial Public Offerings	•	•	•	•	•	•
Interests in Publicly Traded Limited Partnerships	•	•	•	•	•	•
Market Events Risk	•	•	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•	•	•	•	•
Money Market Instruments	•	•	•	•	•	•
Operational Risk	•	•	•	•	•	•
Options	•	•	•	•	•	•

6

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	U.S. MULTI- CAP EQUITY FUND	GLOBAL EQUITY FUND	CHINA OPPORTUNITIES FUND	FOCUSED U.S. EQUITY FUND	U.S. SMALL CAP EQUITY FUND	EMERGING MARKETS FUND
Preferred Stock	•	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•	•
Real Estate Related Securities	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•
Restricted Securities	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•
Rights Issues and Warrants	•	•	•	•	•	•
Securities Lending	•	•	•	•	•	•
Securities of Investment Companies	•	•	•	•	•	•
Short Sales		•
Special Situation Companies	•	•	•	•	•	•
Strategic Transactions, Derivatives and Synthetic Investments	•	•	•	•	•	•
Swaps, Caps, Floors and Collars		•
Temporary Investments	•	•	•	•	•	•
U.S. Government Securities	•	•	•	•	•	•

7

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	U.S. MULTI- CAP EQUITY FUND	GLOBAL EQUITY FUND	CHINA OPPORTUNITIES FUND	FOCUSED U.S. EQUITY FUND	U.S. SMALL CAP EQUITY FUND	EMERGING MARKETS FUND
When-Issued Securities and Delayed-Delivery	•	•	•	•	•	•

8

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	DYNAMIC ALLOCATION FUND	DIVERSIFIED INCOME FUND	DIVERSIFIED ALTERNATIVES FUND	TAX-FREE INCOME FUND	EMERGING MARKETS DEBT FUND
Adjustable, Floating and Variable Rate Instruments	•	•	•	•	•
Advance Refunded Bonds	•	•	•	•
Asset-Backed Securities	•	•	•	•
Bank Loans	•	•	•
Bank Obligations	•	•	•	•	•
Bonds with Warrants Attached	•	•	•
Borrowing	•	•	•	•	•
Business Development Companies			•
Catastrophe Bond	•	•	•	•
CFTC Exclusion	•	•	•	•	•
Closed-end Funds			•
Collateralized Mortgage Obligations	•	•	•	•
Common Stock	•	•	•	•	•
Convertible Securities	•	•	•

9

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	DYNAMIC ALLOCATION FUND	DIVERSIFIED INCOME FUND	DIVERSIFIED ALTERNATIVES FUND	TAX-FREE INCOME FUND	EMERGING MARKETS DEBT FUND
Corporate Obligations	•	•	•	•	•
Credit Linked Notes	•	•	•		•
Currency Transactions	•	•	•		•
Cyber Security Risk	•	•	•	•	•
Debt Securities	•	•	•	•	•
Depositary Receipts	•	•	•		•
Derivatives	•	•	•		•
Direct Debt Instruments	•	•	•
Dollar Roll Transactions	•	•	•
Emerging Markets Securities	•	•	•		•
Eurodollar Instruments	•	•	•
European Sovereign Debt	•	•	•
Exchange-Traded Funds	•	•	•	•	•
External Debt	•	•	•		•
Foreign Commercial Paper	•	•	•		•
Foreign Currencies	•	•	•		•
Foreign Fixed Income Securities	•	•	•		•

10

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	DYNAMIC ALLOCATION FUND	DIVERSIFIED INCOME FUND	DIVERSIFIED ALTERNATIVES FUND	TAX-FREE INCOME FUND	EMERGING MARKETS DEBT FUND
Foreign Government Securities	•	•	•		•
Foreign Securities (including Developing Countries)	•	•	•		•
Frontier Market Securities	•	•	•		•
Futures	•	•	•	•	•
Illiquid Securities Risk	•	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•	•
Income Deposit Securities	•	•	•
Indexed Securities	•	•	•		•
Initial Public Offerings	•	•	•		•
Interests in Publicly Traded Limited Partnerships	•	•	•
Inverse Floating Rate Instruments	•	•	•
Loans	•	•	•	•
Market Events Risk	•	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•	•		•
Money Market Instruments	•	•	•	•	•

11

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	DYNAMIC ALLOCATION FUND	DIVERSIFIED INCOME FUND	DIVERSIFIED ALTERNATIVES FUND	TAX-FREE INCOME FUND	EMERGING MARKETS DEBT FUND
Mortgage-Related Securities	•	•	•	•	•
Municipal Securities	•	•	•	•
Non-Deliverable Forwards	•	•	•		•
Operational Risk	•	•	•	•	•
Options	•	•	•	•	•
Participation Interests	•	•	•
Pay-In-Kind Bonds and Deferred Payment Securities	•	•	•		•
Preferred Stock	•	•	•
Privatization Vouchers	•	•	•
Put Bonds	•	•	•	•
Real Estate Investment Trusts	•	•	•
Real Estate Related Securities	•	•	•
Repurchase Agreements	•	•	•	•	•
Restricted Securities	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•
Rights Issues and Warrants	•	•	•	•	•
Securities Backed by Guarantees	•	•	•	•	•

12

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	DYNAMIC ALLOCATION FUND	DIVERSIFIED INCOME FUND	DIVERSIFIED ALTERNATIVES FUND	TAX-FREE INCOME FUND	EMERGING MARKETS DEBT FUND
Securities Lending	•	•	•	•	•
Securities of Investment Companies	•	•	•	•	•
Short Sales	•	•	•
Special Situation Companies	•	•	•
Standby Commitment Agreements	•	•	•
Strategic Transactions, Derivatives and Synthetic Investments	•	•	•	•	•
Strip Bonds	•	•	•
Stripped Mortgage Securities	•	•	•
Stripped Zero Coupon Securities/Custodial Receipts	•	•	•	•	•
Structured Notes	•	•	•		•
Structured Securities	•	•	•	•	•
Supranational Entities	•	•	•		•
Swaps, Caps, Floors and Collars	•	•	•	•	•
Temporary Investments	•	•	•	•	•
To-Be-Announced Instruments	•	•	•
Trust Preferred Securities	•	•	•

13

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	DYNAMIC ALLOCATION FUND	DIVERSIFIED INCOME FUND	DIVERSIFIED ALTERNATIVES FUND	TAX-FREE INCOME FUND	EMERGING MARKETS DEBT FUND
U.S. Government Securities	•	•	•	•	•
Variable Rate Instruments	•	•	•
When-Issued Securities and Delayed-Delivery	•	•	•	•	•

14

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	ASIA BOND FUND	GLOBAL UNCONSTRAINED FIXED INCOME FUND	INTERNATIONAL SMALL CAP FUND	INTERNATIONAL EQUITY FUND	ASIA- PACIFIC (EX-JAPAN) EQUITY FUND	JAPANESE EQUITIES FUND	U.S. MID CAP EQUITY FUND
Adjustable, Floating and Variable Rate Instruments	•	•	•	•	•	•	•
Advance Refunded Bonds	•	•
Asset-Backed Securities	•	•	•
Bank Loans		•
Bank Obligations	•	•		•	•	•
Bonds with Warrants Attached	•	•
Borrowing	•	•	•	•	•	•	•
Catastrophe Bond	•	•
CFTC Exclusion	•	•	•	•	•	•
Collateralized Mortgage Obligations	•	•	•
Common Stock	•	•	•	•	•	•	•
Convertible Securities	•	•	•	•	•	•	•
Corporate Obligations	•	•	•		•
Credit Linked Notes	•	•
Currency Transactions	•	•	•	•	•	•
Cyber Security Risk	•	•	•	•	•	•	•
Debt Securities	•	•	•	•	•	•	•

15

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	ASIA BOND FUND	GLOBAL UNCONSTRAINED FIXED INCOME FUND	INTERNATIONAL SMALL CAP FUND	INTERNATIONAL EQUITY FUND	ASIA- PACIFIC (EX-JAPAN) EQUITY FUND	JAPANESE EQUITIES FUND	U.S. MID CAP EQUITY FUND
Depositary Receipts	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Direct Debt Instruments	•
Dollar Roll Transactions	•	•	•
Emerging Markets Securities	•	•	•	•	•	•
Eurodollar Instruments	•	•	•
European Sovereign Debt		•
Exchange-Traded Funds	•	•	•	•	•	•	•
External Debt	•	•	•
Foreign Commercial Paper	•	•		•	•
Foreign Currencies	•	•	•	•	•	•	•
Foreign Fixed Income Securities	•	•	•		•
Foreign Government Securities	•	•		•		•
Foreign Securities (including Developing Countries)	•	•	•	•	•	•	•
Frontier Market Securities	•	•	•	•	•	•
Futures	•	•	•	•	•	•	•
Illiquid Securities Risk	•	•	•	•	•	•	•

16

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	ASIA BOND FUND	GLOBAL UNCONSTRAINED FIXED INCOME FUND	INTERNATIONAL SMALL CAP FUND	INTERNATIONAL EQUITY FUND	ASIA- PACIFIC (EX-JAPAN) EQUITY FUND	JAPANESE EQUITIES FUND	U.S. MID CAP EQUITY FUND
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•	•	•	•
Indexed Securities	•	•	•		•	•	•
Initial Public Offerings				•	•	•	•
Interests in Publicly Traded Limited Partnerships		•		•	•	•	•
Inverse Floating Rate Instruments	•	•
Loans	•	•	•	•	•		•
Market Events Risk	•	•	•	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•	•	•	•	•	•
Money Market Instruments	•	•	•	•	•	•	•
Mortgage-Related Securities	•	•	•	•
Municipal Securities		•
Non-Deliverable Forwards	•	•
Operational Risk	•	•	•	•	•	•	•
Options	•	•	•	•	•	•	•
Participation Interests	•	•	•		•
Pay-In-Kind Bonds and Deferred Payment Securities	•	•		•	•
Preferred Stock	•	•	•	•	•	•	•

17

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	ASIA BOND FUND	GLOBAL UNCONSTRAINED FIXED INCOME FUND	INTERNATIONAL SMALL CAP FUND	INTERNATIONAL EQUITY FUND	ASIA- PACIFIC (EX-JAPAN) EQUITY FUND	JAPANESE EQUITIES FUND	U.S. MID CAP EQUITY FUND
Put Bonds	•	•
Real Estate Investment Trusts		•	•	•	•	•	•
Real Estate Related Securities		•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•	•
Restricted Securities	•	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•	•
Rights Issues and Warrants	•	•	•	•	•	•	•
Securities Backed by Guarantees	•	•	•		•
Securities Lending	•	•	•	•	•	•	•
Securities of Investment Companies	•	•	•	•	•	•	•
Short Sales		•	•	•
Special Situation Companies	•	•	•	•	•	•	•
Standby Commitment Agreements	•	•
Strategic Transactions, Derivatives and Synthetic Investments	•	•	•	•	•	•	•
Strip Bonds	•	•
Stripped Mortgage Securities	•	•
Stripped Zero Coupon Securities/Custodial Receipts	•	•	•	•

18

TYPE OF INVESTMENT, TECHNIQUE OR RISK FACTOR	ASIA BOND FUND	GLOBAL UNCONSTRAINED FIXED INCOME FUND	INTERNATIONAL SMALL CAP FUND	INTERNATIONAL EQUITY FUND	ASIA- PACIFIC (EX-JAPAN) EQUITY FUND	JAPANESE EQUITIES FUND	U.S. MID CAP EQUITY FUND
Structured Notes	•	•
Structured Securities	•	•	•		•
Supranational Entities	•	•	•		•
Swaps, Caps, Floors and Collars	•	•	•	•	•
Temporary Investments	•	•	•	•	•	•	•
To-Be-Announced Instruments		•
Trust Preferred Securities	•	•	•
U.S. Government Securities	•	•	•	•	•	•	•
Variable Rate Instruments	•	•
When-Issued Securities and Delayed-Delivery	•	•	•	•	•	•	•

19

General Information about the Funds’ Portfolio Instruments and Investment Policies

Funds-of-Funds

Each of the Diversified Income Fund, Dynamic Allocation Fund and the Diversified Alternatives Fund (collectively, the “Funds-of-Funds”) is a “fund of funds,” which means that each such Fund invests primarily in other funds, including mutual funds and exchange-traded funds (“ETFs”).  The Prospectus discusses the investment objectives and strategies for the Funds-of-Funds and explains the types of underlying funds (the “Underlying Funds”) and other instruments in which each Fund may invest.  Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward.  Each Fund-of-Funds allocates its assets among different Underlying Funds and other investments.  Periodically, each Fund-of-Funds will adjust its asset allocation target ranges to maintain diversification and/or reflect changes in outlook or market conditions.

The Funds-of-Funds rely on an exemptive order from the SEC that permits them to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Funds as well as certain risks to which the Funds are subject.

Adjustable, Floating and Variable Rate Instruments.  Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals.  The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index.  Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

20

Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par.  All accepted bids and holders of the auction rate securities receive the same rate.  Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.  See “Municipal Securities” below for more information about auction rate securities.

Demand Instruments.  Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.  Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate.  A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase.  The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.  A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement.  To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Advance Refunded Bonds (or pre-refunded bonds).  Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded.  A Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Asset-Backed Securities.  Asset-backed securities, issued by trusts and special purpose corporations, are pass-through securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of

21

which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in

22

any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Loans.  Bank Loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interests will primarily take the form of assignments purchased in the primary or secondary market, but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

A Fund generally invests in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR, which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled

23

adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s net asset value (“NAV”) as a result of changes in interest rates.

When a Fund purchases an assignment, it generally assumes all the rights and obligations under the loan agreement and will generally become a ‘‘lender’’ for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated.

If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

In the cases of a Fund’s investments in floating rate loans through participation interests, it may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to a Fund, it may be subject to loss of income and/or principal. Additionally, a Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. Therefore, a Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or only at a

24

price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

Assignments and participations of bank loans also may be less liquid at times because of potential delays in the settlement process. Bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Settlement risk is heightened for bank loans in certain foreign markets, which differ significantly and may be less established from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. loans and other debt securities.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements.  If a Fund cannot settle or there is a delay in settling a purchase of a loan or other security, that Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period.  In addition, that Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred. Furthermore, some foreign markets in which a Fund may invest in loans may not operate with the concept of delayed compensation, or a pricing adjustment payable by the parties to a secondary loan trade that settles after an established time intended to assure that neither party derives an economic advantage from the delay (established in the U.S. as T+7 and T+20 for par/near par trades and distressed trades, respectively). Where there is no delayed compensation, one party will typically bear the risk of the other’s delaying settlement for economic gain.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.

Loan Participations and Assignments.  A participation in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.

When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary; however, the Fund may only be able to enforce its rights through the lender. The participation interests in which a Fund invests may not be rated by any nationally recognized statistical rating organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the

25

corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently

26

intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Delayed Funding Loans and Revolving Credit Facilities.  Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

27

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including, credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet a Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause a Fund to lose money on its investment, which in turn could affect a Fund’s returns.  A Fund may treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

28

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Bonds with Warrants Attached.  Bonds with warrants attached are bonds issued as a unit with warrants. A Fund may dispose of the common stock received upon conversion of a convertible security or exercise of a warrant as promptly as it can and in a manner that it believes reduces the risk to the Fund of a loss in connection with the sale. A Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

Borrowing.  Each Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. Each Fund will limit borrowings to amounts not in excess of 331/3% of the value of the Fund’s total assets less liabilities (other than borrowings), unless a Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 331/3% limitation or fundamental investment restriction. Each Fund will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Fund will borrow from banks for leverage purposes. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Business Development Companies (“BDCs”). BDCs are publicly-held, closed-end investment funds that are regulated by the 1940 Act. BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act. For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be “qualifying assets,” as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ “leverage” (i.e., how BDCs use borrowed funds to make investments).

29

Because the 1940 Act applies unique “coverage ratio” tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC  must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

BDCs primarily invest in privately-held and thinly-traded companies. These types of portfolio companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investments in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s NAV. This could cause a Fund’s investments in a BDC to be inaccurately valued. BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Moreover, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment advisor a financial incentive to incur leverage.

Catastrophe Bond.  A catastrophe bond (“cat bond”) is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe such as a hurricane or earthquake. If an “issuer,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”).  Foreign governments and private companies also have sponsored cat bonds as a hedge against natural disasters.

The SPV issues cat bonds and typically invests the proceeds from the bond issuance in low-risk securities, such as in investment grade money market or treasury funds, which are those rated Aaa by Moody’s Investor Services (“Moody’s”) or AAA by Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the issuer, are used to make periodic, variable rate interest payments to investors. The interest rate typically is based on the LIBOR plus a promised margin, or “spread,” above that.

As long as the natural disaster covered by the bond does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Most cat bonds generally mature in three years, although terms range from one to five years, depending on the bond.

If the event does occur, however, the issuer’s right to the collateral is “triggered.” This means the issuer receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. You may hear this described as a “credit cliff.” When this happens, the SPV might also have the right to

30

extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, cat bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Each cat bond has its own triggering event(s), which is(are) spelled out in the bond’s offering documents. These documents typically are only available to purchasers or potential purchasers, however, because cat bonds are not subject to the Securities and Exchange Commission’s (“SEC”) registration and disclosure requirements. A number of different types of triggers have developed. The question of whether a triggering event occurred—or the true meaning of a triggering event—can be complex and could wind up being litigated and require a ruling from a court. This in turn may add additional uncertainty to the way these securities perform.

Because cat bond holders face potentially huge losses, cat bonds are typically rated BB, or “non-investment grade” by credit rating agencies such as Fitch, Moody’s and S&P. Non-investment grade bonds are also known as “high yield” or “junk” bonds. These ratings agencies, as well as sponsors and underwriters of cat bonds, rely heavily on a handful of firms that specialize in modeling natural disasters. These “risk modeling” firms employ meteorologists, seismologists, statisticians, and other experts who use large databases of historical or simulated data to estimate the probabilities and potential financial damage of natural disasters.

The potential advantages of cat bonds are that they are not closely linked with the stock market or economic conditions and offer significant attractions to investors. For example, for the same level of risk, investors can usually obtain a higher yield with cat bonds relative to alternative investments. Another potential benefit is that the insurance risk securitization of cat bonds shows no correlation with equities or corporate bonds, meaning they may provide a good diversification of risks.

As with any financial instrument, cat bonds also present risks, which include the following:

Credit Cliff: A cat bond can cause the investor rapidly to lose most or all of his or her principal and any unpaid interest if a triggering event occurs. The high yield will not make investors whole if the triggering event actually occurs.

Modeling Risk: Prices, yields and ratings of cat bonds rely almost exclusively on complex computer modeling techniques, which in turn are extremely sensitive to the data used in the models. The quality and quantity of data vary depending on the catastrophe.

Liquidity Risk: Secondary trading for cat bonds is very limited, so in a pinch an investor may not be able to sell. In addition, the secondary transactions that do occur are privately negotiated, so pricing information is not generally available to the public.  In addition, as noted, the maturity of some cat bonds can be extended during the worst possible time—when a trigger may have occurred, which can cause the bonds’ value to plummet, potentially making them even harder to sell.

Unregistered Investments: Most cat bonds are issued in offerings pursuant to Rule 144A under the Securities Act (“Rule 144A”), which are available only to large institutional investors and are not subject to the SEC’s registration and disclosure requirements. As a result, many of the normal investor protections that are common to most traditional registered investments are

31

missing. For example, issuers of cat bonds are not required to file a registration statement or periodic reports with the SEC, unlike issuers of registered bonds. While general prohibitions against securities fraud apply to Rule 144A offerings, the lack of public disclosure may make it difficult to obtain and evaluate the information used to price and structure cat bonds.

CFTC Exclusion.  The Adviser has claimed an exclusion from the definition of commodity pool operator under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 for each Fund described in this SAI, except the Funds-of-Funds, and therefore the Funds and the Adviser (with respect to the Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules.  The Funds have to reaffirm annually their eligibility for this exclusion.  The Adviser intends to continue to operate each Fund described in this SAI, except the Funds-of-Funds, in a manner to maintain its exclusion under CFTC Rule 4.5.  The Funds-of-Funds currently rely on time-limited no-action relief that delays any obligation for the Adviser to register with the CFTC as a commodity pool operator with respect to the Funds-of-Funds until six months from the date the CFTC staff issues revised guidance on the application to funds-of-funds of the de minimus thresholds in the exclusion from the definition of commodity pool operator under CFTC Rule 4.5.

Closed-end Funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), or Federal National Mortgage Association (“FNMA”), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the

32

Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.  A Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.

Convertible Securities.  Convertible securities are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity

33

securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.  Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Contingent Convertible Securities.  Certain Funds may invest in contingent convertible securities, or “CoCos”.  These securities are usually deeply subordinated instruments with long maturities that contain a conversion mechanism that is governed by the issuer’s ability to meet certain minimum financial and accounting ratios as promulgated by statutory regulatory authorities such as banking regulators or macro prudential regulatory authorities.  If the issuer triggers the CoCo’s conversion mechanism, the contingent convertible security’s principal may be (1) permanently written off in total, (2) temporarily written off in total or in part with principal reinstatement contingent upon the issuer re-attaining compliance with statutorily required financial and accounting ratios, or (3) converted into common equity or into a security ranking junior to the

34

contingent convertible security.  In any or all of these circumstances, the CoCo’s value may be partially or completely impaired either temporarily or permanently.

Many, but not all, contingent convertible securities are rated as speculative or ‘High Yield’ by NRSROs.  Like many other fixed income securities, the contingent convertible security’s market value tends to decline as interest rates rise and tends to rise as interest rates fall.  Because of the CoCo’s subordinated status within the issuer’s capital structure, market value fluctuations may be greater than for other more senior securities issued by the issuer.  Also the contingent convertible security’s value may fluctuate more closely with the issuer’s equity than with its debt given the CoCo’s subordination and given the embedded conversion mechanism.  Because most CoCo conversion mechanisms are triggered by the issuer failing to meet minimum financial and accounting thresholds due to financial stress, unforeseen economic conditions, or unforeseen regulatory changes (among others), there is risk that the contingent convertible security will lose most if not all of its value upon conversion.

In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  In certain versions of the instruments, the notes will write down to zero under certain circumstances and investors could lose everything, even as the issuer remains in business.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Credit Linked Notes.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value)

35

of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Currency Transactions.  A Fund may engage in currency transactions as described in the prospectus or SAI. Generally, except as provided otherwise, a Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

In general, the Funds cover their daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency

36

transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Proxy-Hedge. A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated.  Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies.  Overall risk to a Fund may increase or decrease as a consequence of the use of proxy hedges.

Currency Hedging.  While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments.   A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency contracts with respect to portfolio security positions.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets

37

denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Position Hedge. A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The CFTC has begun to regulate certain forward currency contracts, which may in the future limit the Funds’ ability or desire to utilize them.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present

38

or may not be present during the particular time that a Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not

39

available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Risks of Strategic Transactions Inside the U.S.”

See “CFTC Exclusion” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Cyber Security Risk.  The Funds, like all companies, may be susceptible to operational and information security risks. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber attacks.  Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

Debt Securities

Debt Securities Generally.

The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the

40

effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s or Moody’s.  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities.  The Funds may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by S&P or BBB- by Fitch are considered to be investment grade.  In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or more volatile industry performance.  Securities within the BBB category can also experience greater market value fluctuations over time.  To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower Quality (High-Risk) Debt Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by Standard & Poor’s or Fitch, (ii) commercial paper rated at or below C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser.  The lower the ratings of such lower-quality securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.   Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Lower-quality securities generally involve

41

greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s NAV.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets.  Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be

42

downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration.  Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity”, which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of

43

such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. Such Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Depositary Receipts.  Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities.  While ADRs issued under these two types of facilities are in some respects similar, there

44

are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives.  Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). A Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. A Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes.  A Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

45

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk — if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk — a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.

46

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges.

Derivatives may generally be traded OTC or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. The CFTC and the SEC continue to review the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into certain derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions. Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020.  In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

See “CFTC Exclusion” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When a Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in

47

unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its NAV.  In order to lessen liquidity risk, a Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s  net assets to be illiquid. Trade claims may also present a tax risk to the Fund.

A Fund will not invest in trade claims if it affects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date. A Fund will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.  Depending on whether the segregated assets are cash equivalent or some other type of security, entering into dollar rolls may subject a Fund to additional interest rate sensitivity.  If the segregated assets are cash equivalents that mature prior to the dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund (see “Borrowing”) because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Dollar rolls may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or

48

before the settlement date on the related dollar roll or reverse repurchase agreements.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before a Fund is able to purchase them.  Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Emerging Markets Securities.  Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures.  In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on a Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds’ assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.

49

Eurodollar Instruments.  Eurodollar instruments are U.S. Dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  A Fund may invest in Eurodollar instruments for hedging purposes or to enhance potential gain.  A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues.

Eurodollar and Yankee Obligations.  Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.  However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Sovereign Debt.  European banks have historically held significant investments in the sovereign debt of European countries. Since late 2009, concern has been rising about the escalating government debt levels in certain European countries. More recently, the ratings agencies initiated a series of downgrades of the sovereign debt of various European countries. Troubled economies in Europe coupled with the European debt downgrades have increased concerns about the possibility of default. A government’s default on its debt could cause the value of securities held by the Funds to decline significantly.

Exchange-Traded Funds.  ETFs are regulated as registered investment companies under the 1940 Act. Investments in certain ETFs may be made in excess of the 1940 Act limitations on investments in investment companies in reliance on, and subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the ETF.  However, to the extent that a Fund cannot rely on an exemptive order for investments in the ETF, the purchases of ETFs would be subject to 1940 Act investment limits, as described in “Securities of Investment Companies,” and would be aggregated with other types of investment companies in calculating limitations. ETFs generally acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market

50

index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly; however one cannot invest directly in an index.  ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  A Fund will bear its proportionate share of an ETF’s operating and transaction costs.  As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.

An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF.  In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the NAV of ETF shares should in most cases be small.  Under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

External Debt.  External debt can include fixed income securities of all maturities.  External debt is issued by sovereign governments, companies, supranational agencies and other entities in locations other than in the U.S.  A large portion of external debt is issued in U.S. Dollars, but often external debt securities are issued in other currencies such as Euros, Sterling and Yen, among others.  In some but not all instances, external debt securities may be listed on a foreign exchange.  In most circumstances, external debt securities are subject to laws and governed by legal processes outside the U.S. External debt is typically issued in bearer form, carries a fixed or floating rate of interest, and amortizes principal through a bullet payment with semiannual interest payments in currency in which the bond was issued. External debt is subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk. However, external debt is also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

51

Foreign Commercial Paper.  Commercial paper is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of a Fund’s investment performance.  If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged.  Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

Although a Fund values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Funds are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”).  Restricted Market FX are required

52

to be executed by a local bank in the applicable market.  Unrestricted Market FX are not required to be executed by a local bank.  The Adviser or a third-party agent executes Unrestricted Market FX relating to trading decisions.  The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities.  Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Funds’ custodian due to the small currency amount and lower volume of such transactions.  The Funds and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Fixed Income Securities.  Most foreign fixed income securities are rated, however, some are not.  Therefore, if a Fund invests in unrated foreign fixed income securities, it will do so based on the Adviser’s analysis.  To the extent that a Fund includes significant unrated securities, achievement of the Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the NAV of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

53

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Foreign Government Securities. Investment in debt issued by foreign governments can involve a high degree of risk. Debt securities issued by a foreign government are often supported by the full faith and credit of that foreign government.  These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (“IMF”), and the political constraints to which a governmental entity may be subject. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities.  A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. A Fund may have limited recourse to compel payment in the event of a default.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

To the extent that a Fund invests in obligations issued by emerging market governments, these investments involve additional risks.  Sovereign obligors in emerging market

54

countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings.

Foreign Securities (including Developing Countries).  Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities.  Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio

55

securities.  Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Investment in Companies in Developing Countries.  Investments may be made from time to time in companies in developing countries as well as in developed countries.  Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.  Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities.  Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions.  The extent of economic development, political stability and market depth of different countries varies widely.  Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume.  The limited liquidity of securities markets

56

in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities.  Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices.  In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed.  Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

57

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Asian Risk.  Certain Funds may invest their assets in Asian securities, and those Funds may be subject to general economic and political conditions in Asia.  Certain Funds may invest a significant portion of their assets in Asian securities, and those Funds may be more volatile than a fund which is broadly diversified geographically.  Additional factors relating to Asia that an investor should consider include the following:

Political, Social and Economic Factors.  Some parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  Such social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

Some Asian economies are reliant on exports in varying degrees as a major contribution to economic growth and as such may be affected by developments in the economies of their principal trading partners.  These economies may be accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union.  The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.  Other economies such as Indonesia and Malaysia, for example, are commodity exporters susceptible to world prices for their commodity exports, including crude oil.

Some governments in the Asian region are authoritarian in nature and influenced by security forces.  For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Myanmar, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan.  An uneasy truce exists between North Korea and South Korea and

58

the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Funds held in foreign countries.  Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of a Fund’s securities and its share price.

Market Characteristics.  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.  Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development.  Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States.  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating NAVs, and sometimes also an inability to buy and sell securities.  Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies.  Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.  To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S.  Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and a Fund may experience settlement delays or other material difficulties.  Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations.  The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the NAV of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws.  In

59

circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Less information will, therefore, be available to a Fund than in respect of investments in the U.S.  Further, in certain Asian countries, less information may be available to a Fund than to local market participants.  Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States.  The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy.  Asia has historically depended on oil for most of its energy requirements.  Almost all of its oil is imported.  In the past, oil prices have had a major impact on Asian economies.  Oil prices are generally subject to extreme volatility.  Continuing increases in levels of worldwide oil and gas reserves and production may further depress the value of investments related to the natural resources industry.  This trend is causing producers to curtail production or reduce capital spending for exploration activities.  This could increase the time period a Fund would need to see a realization of its investments in the energy industry.

Natural Disasters.  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.  The long-term economic effects of such geological factors on the Asian economy as a whole, and on a Fund’s investments and share price, cannot be predicted.

Investing in China.  In addition to the risks listed above under “Foreign Securities,” “Investment in Companies in Developing Countries” and “Asian Risk,” investing in China presents additional risks.  Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets.  Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. Dollars; (j) greater governmental involvement in and control over the economy, including over securities exchanges; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information

60

regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Investment in China is subject to certain political risks.  Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation.  There can be no assurance that the Chinese government will not take similar action in the future.  The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future.  This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China.  Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets.  Uncertainty over Hong Kong’s political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets.  In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy.  However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.  Because the Funds’ NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV.

The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained.  In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers.  In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market.  Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy.  China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Chinese authorities may intervene in the China Securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China Securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

61

Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors. However, the CSRC may grant qualified foreign institutional investor (“QFII”) licenses and renminbi qualified foreign institutional investor (“RQFII”) licenses that allow non-Chinese institutional investors to invest in China securities.  Each QFII and RQFII license holder is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”).  The provisions regarding such quotas may be subject to change with little or notice given by SAFE. Aberdeen Asset Management Asia Limited (“AAMAL”), a subadviser to some of the Funds, has received a QFII license and an RQFII license and specified quotas to be invested in China Securities, the QFII quota specifically referring to a nominee quota in this instance (the “QFII Quota” and “RQFII Quota” respectively).  A portion of the China Opportunities Fund and Asia Bond Fund (the “China Investor Funds”) are invested in China Securities as part of the QFII Quota granted to AAMAL and may invest through the RQFII Quota.

Although China law permits the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder.  As a result, there is a risk that creditors of AAMAL may assert that AAMAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts.  AAMAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, AAMAL as QFII license holder has no ownership interest in the assets in a Fund account held as a nominee account and the relevant Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts.  Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to AAMAL as license holder, then creditors of AAMAL could seek payment from the China Securities held under the QFII Quota.

QFII Regulations. The QFII Quota for investment in China Securities is measured by AAMAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota.  Once$20 million or currency equivalent of the QFII Quota is invested China Securities, aggregate investment capital and profits may not be repatriated for a minimum of three months. Under the current regulatory regime, the China Investor Funds would generally not be permitted to repatriate principal or profits held under the QFII Quota until after the expiration of the three-month lockup period. The lock-up period for AAMAL’s QFII Quota has passed; however, there can be no guarantee that SAFE will not extend this lock-up period or change regulations. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE.  Repatriation of principal is treated differently and may result in a reduction in the QFII Nominee Quota, with no new injections of principal for client accounts utilizing the QFII Quota permitted without AAMAL as QFII license holder applying for and obtaining a new Quota, which cannot be guaranteed.  After the three-month lock-up period, AAMAL has discretion to withdraw principal and net realized profits from investment in China Securities. Following the end of the three-month lock-up period, a restriction applies that limits the repatriation of principal and/or profit within any one month to 20% of total onshore assets held under the QFII Quota as at the end of the previous year. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied.

62

RQFII Regulations. Where a Fund is invested through AAMAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from AAMAL’s RQFII Quota. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future.  The RQFII license and the RQFII Regulations may be changed by the CSRC with little or no notice. The application and interpretation of the RQFII Regulations by the CSRC and SAFE are subject to uncertainty.

RQFII Regulations apply to AAMAL’s RQFII Quota as a whole. Thus, violations of the RQFII Regulations related to any additional RQFII quota obtained by AAMAL that is not allocated to a Fund could result in the revocation of or other regulatory action in respect of the RQFII quota held by AAMAL as a whole. Likewise, the ability of a Fund to make investments and/or repatriate monies from AAMAL’s RQFII quota may be affected adversely by the activities of other investors utilizing any additional RQFII quota obtained by AAMAL.

RQFII Systems Risk. The prevailing rules and regulations governing RQFIIs under the RQFII Regulations impose restrictions on investments and other operational aspects of investments which will restrict or affect a Fund’s investments. RQFII Eligible Securities are generally subject to the following restrictions:

i.                  each RQFII’s investment in one listed company should not exceed 10% of the total outstanding shares of that company; and

ii.               the total shares held by all RQFIIs in the RQFII Eligible Securities of one listed company should not exceed 30 per cent of the total outstanding shares of that company.

However, strategic investments in listed companies listed on the Chinese Stock Exchanges in accordance with the “Measures for the Administration of Strategic Investment of Foreign Investors in Listed Companies” are not subject to the above limits.  Such rules and restrictions imposed by the Chinese government on RQFIIs may have an adverse effect on a Fund’s liquidity and performance.  AAMAL may select up to three PRC brokers (each a “PRC Broker”) to act on its behalf in each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. In the event of any default of either the relevant PRC Broker or the custodian appointed in respect of a Fund (the “PRC Custodian”) (directly or through its delegate) in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, a Fund may encounter delays in recovering its assets, which may in turn adversely impact the net asset value of such Fund.

China Interbank Bond Market. Certain Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Funds.  The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997. Currently, more than 90% of PRC bond trading activity takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes.

The CIBM was previously limited to domestic participants, but access to the market has since been expanded. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and Funds

63

transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that a Fund transacts in the CIBM, it may also be exposed to risks associated with settlement procedures and default of counterparties.

The CIBM is also subject to regulatory risks. Due to irregularities in the CIBM trading activities, the China Government Securities Depository Trust & Clearing Co. (the central clearing entity) suspended new account opening on the CIBM for specific types of products. Although funds classified as mutual funds offered to the public were not affected, there is no assurance that future regulatory actions will not affect such funds. If accounts are suspended, or cannot be opened, the Funds’ ability to invest in the CIBM will be limited and the Funds may suffer losses as a result.

Stock Connect. In recent years, non-Chinese investors, including certain of the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs.  China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange  or the Shenzhen Stock Exchange. They facilitate foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect Programs are new there are no assurances that the necessary systems to run the programs will function properly.

Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

Asia-Pacific (ex-Japan) Region.  The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan.

64

Latin America.  The economies in Latin America are considered emerging market economies.  As a result, investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Most economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations.  In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth.  Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates and unemployment.  In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.

The economies of many Latin American countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  Since the early 1990s most governments in the Latin American region have transitioned from protectionist policies to policies that promote regional and global exposure.  Many countries in the Latin American region have reduced trade barriers and are parties to trade agreements, although there is no guarantee that this trend will continue.  Many countries in the Latin American region are dependent on the United States economy, and any declines in the United States economy are likely to affect the economies throughout the Latin American region.  Mexico is particularly vulnerable to fluctuations in the United States economy because the majority of its exports are directed to the United States.  In addition, China is a major buyer of Latin America’s commodities and a key investor in South America, and therefore, conditions in China may significantly impact the economy of the Latin American region. The Latin American region experienced a significant decline in economic activity at the end of 2008 and in 2009 as a result of the global recession.  While the Latin American region’s economy had subsequently experienced solid economic growth as a result of favorable commodity prices, the Latin American region has experienced an economic slowdown since the end of 2011 as a result of uncertainties in the global economy.

Many Latin American countries are dependent on foreign loans from developed countries and several Latin American countries are among the largest debtors among emerging market economies. To the extent that there are rising interest rates, some countries may be forced to restructure loans or risk default on their obligations, which may adversely affect securities markets.  Some central banks have recently eased their monetary policies in response to liquidity shortages, but Latin American countries continue to face significant economic difficulties as a result of their high level of indebtedness and dependence on foreign credit.

Political and social instabilities in the Latin American region, including military intervention in civilian and economic spheres and political corruption, may result in significant economic downturns, increased volatility in the economies of countries in the Latin American region, and disruption in the securities markets in the Latin American region.  Social inequality and poverty also contribute to political and economic instability in the Latin American region.  Many of the Latin American region’s governments continue to exercise considerable influence on their respective economies and, as a result, companies in the Latin American region may be subject to government interference and nationalization.

65

Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.

66

In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The segregation requirements with respect to futures contracts and options thereon are described under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

See “CFTC Exclusion” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Illiquid Securities Risk.  Each Fund may not invest more than 15% of its net assets in illiquid securities.  An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth above for a Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

A Fund may purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

67

The Funds employ proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings.  The Funds’ procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions.  These procedures and tests are designed to assist the Funds in determining its ability to meet redemption requests in various market conditions.  In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Funds to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares.  From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio.  In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

Income Deposit Securities (“IDS”).  IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDS receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of real estate investment trusts (“REITs”), master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDS are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDS and trade the common shares and subordinated notes separately.

Indexed Securities.  Indexed securities differ from other types of debt securities in which a Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments (defined below), such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. Dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  The value of indexed securities is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

68

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings (“IPOs”).  An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships.  Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Inverse Floating Rate Instruments (“Inverse Floaters”).  An Inverse Floater is a type of bond or other type of debt instrument used in finance whose coupon rate has an inverse relationship to short-term interest rates (or its reference rate).  The interest rate on an Inverse Floater resets in the opposite direction from the market rate of interest to which the Inverse Floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

69

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Loans.  Loans include floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  A Fund acquires Loans from lenders such as banks (see “Bank Loans” above), insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below

70

investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Market Events Risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  The Federal Reserve has since terminated certain of its market support activities.  The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not

71

clear but could be significant and far-reaching.  Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Medium Company, Small Company and Emerging Growth Securities.  Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Money Market Instruments.  Each Fund may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase.  Money market instruments may include the following types of instruments:

•                                          obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                                          obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                                          obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                                          asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                                          repurchase agreements;

•                                          bank or savings and loan obligations;

•                                          commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                                          bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will

72

look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•                                          high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•                                          extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                                          unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Mortgage-Related Securities.   Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees). Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of

73

conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in NAV of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market.  Mortgage-backed, asset-backed and other fixed income securities’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns

74

about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, a Fund’s investments in certain fixed income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Agency-Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the GNMA (or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA creates pass-through securities from pools of U.S. Government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Mortgage-backed securities either issued or guaranteed by GNMA, the FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Fannie Mae Securities. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

Federal Home Loan Mortgage Corporation Securities (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the

75

purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities. GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.

Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide

76

range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Prices and yields on municipal bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the

77

federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.  Federal tax laws limit the types and amounts of tax-exempt municipal bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt municipal securities. Further proposals limiting the issuance of tax-exempt municipal securities may well be introduced in the future. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

A Fund may invest in certain tax-exempt municipal bonds. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects.  The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Auction Rate Securities. Auction rate municipal securities are tax-exempt debt securities with coupons based on a rate set via a “Dutch” auction. The auction is held at regularly scheduled intervals as set forth in the indenture for a security. The auction sets the coupon rate, and investors may submit bids to buy, sell or hold securities in the auction.  Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value. The coupon is reset via an auction in which bids are made by broker-dealers and other institutions on behalf of their investors for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest rate that covers all securities available for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In the event an auction fails, the interest rate is set by a formula set forth in the indenture for a security. In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time.  Failed auctions may adversely affect the liquidity and price of auction rate securities.  Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities.  Moreover, between auctions, there may be no active secondary market for these securities, and sales

78

conducted on a secondary market may not be on terms favorable to the seller. The Funds may purchase auction rate securities at par in situations where the auction mechanism is functioning normally, but generally will purchase them at a discount where the auctions have failed.  In the latter case, the Funds could realize a gain if successful auctions resume at a later date or the issuer calls the security or tenders for the security rather than pay the rate required due to the failed auction.  The Funds may treat an auction rate security as illiquid if it is or becomes subject to prices established as a result of a failed auction if reliable prices are not available.  The Funds will use the time remaining until the next scheduled auction date for the purpose of determining the auction rate securities’ duration.  In addition to liquidity and interest rate risk, the Funds’ investments in auction rate securities are subject to credit and market risk, as described in the Funds’ Prospectus.  See “Additional Information about Investments, Investment Techniques and Risks.”

Non-Deliverable Forwards.  A non-deliverable forward (“NDF”) is an outright forward or futures contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. NDFs are used in various markets such as foreign exchange and commodities. NDFs are prevalent in some countries where forward contract trading has been banned by the government.

Operational Risk.  The Adviser and Fund service providers may experience disruptions or operating errors arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on third party service providers, may adversely affect a Fund’s ability to calculate its net asset values in a timely manner, including over a potentially extended period. Although service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Adviser or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the

79

purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  A Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

80

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options Transactions.  A Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund would not exceed 25% of its net assets at the time of purchase. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than

81

individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Swaps (“Swaptions”).  The purchase and sale of put and call options on swap agreements are commonly referred to as swaptions.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the CFTC.  A Fund may enter into such transactions for hedging purposes or to seek to increase total return.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

Options on Futures Contracts.  There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the

82

existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on Foreign Currency Futures Contracts. A Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Risks of Strategic Transactions Inside the U.S.”

See “CFTC Exclusion” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest.  A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest.  For certain participation interests, a Fund will have the right to demand

83

payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK Bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

PIK Bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK Bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Privatization Vouchers.  Privatization vouchers are a method where citizens are given or can inexpensively buy a book of vouchers that represent potential shares in any state-owned company. Voucher privatization has mainly been used in the early—to—mid 1990s in the transition economies of Central and Eastern Europe. Privatization vouchers may reflect distribution arrangements in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the NAV of these Funds.

Put Bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising

84

interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

Real Estate Investment Trusts.  REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of a Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities.  Although no Fund may invest directly in real estate, a Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in

85

the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Repurchase Agreements.  In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the

86

Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restricted Securities.  Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities include securities that are privately placed (including private investments in public equity (PIPE) transactions), securities that are not registered under the Securities Act but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the Securities Act, the requirements of Regulation S under the Securities Act, sold pursuant to Section 4(a)(2) of the Securities Act, or sold pursuant to a court-allowed exemption that comprises a hybrid exemption under Sections 4(a)(1) and 4(a)(2) of the Securities Act, as applicable.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Restricted securities are often illiquid, and in such case would be subject to a Fund’s limitations on illiquid securities.  Restricted securities may also be deemed liquid pursuant to procedures adopted by the Board where the Adviser has determined such securities to be liquid because such securities are eligible for resale and are readily saleable.  Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Reverse Repurchase Agreements.  Reverse repurchase agreements are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-

87

market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Rights Issues and Warrants.  Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution,

88

ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. A Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Securities Backed by Guarantees.  Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Securities Lending.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, a Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S.

89

Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of directors/trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%.  Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral.  These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund.   The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if the Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.

The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational

90

issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  For purposes of these limitations, a Fund would aggregate its investments in any private placements (as described under “Restricted Securities” above) with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above).  However, as described above, the Funds-of-Funds may invest up to 100% of their assets in other investment companies in reliance on the 1940 Act and/or exemptive relief granted by the SEC.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each Fund (except the Funds-of-Funds) may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also “Business Development Companies,” “Closed-end Funds” and “Exchange-Traded Funds” above.

Short Sales.   In a short sale of securities, a Fund sells a security that it does not own, making delivery with securities “borrowed” from a broker.  A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the

91

period of the loan.  In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale.  When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction.  Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes.  A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price.  In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns.  There will be certain additional transaction costs associated with short sales against the box.  For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Special Situation Companies.  Companies may experience “special situations,” which are unusual developments that could affect a company’s market value. Examples of “special situations” include mergers, acquisitions, reorganizations, consolidations, recapitalizations, liquidations; distributions of cash, securities or other assets; tender or exchange offers; a breakup or workout of a holding company; or litigation.

92

Standby Commitment Agreements.  Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  A Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

Strategic Transactions, Derivatives and Synthetic Investments.  A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

93

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Risks of Strategic Transactions Inside the U.S.  It is possible that government regulation of various types of derivative instruments, such as the currency and interest rate transactions, credit default swaps and options described herein, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, it is possible that developments in the derivatives market, including new regulatory requirements, could limit or prevent a Fund’s ability to utilize derivatives as part of its investment strategy, terminate existing derivatives or realize amounts to be received under such derivatives, which could negatively affect the Funds. Some derivatives currently are, and more in the future will be, required to be centrally cleared, which affects how derivatives are transacted.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), has resulted in a comprehensive regulatory regime for derivatives that qualify as “swaps”, which are generally regulated by the CFTC, and “security-based swaps”, which are generally regulated by the SEC.  The Dodd-Frank Act created a new clearing and exchange-trading requirements for OTC derivatives that are swap or security-based swaps. The Dodd-Frank Act also requires the CFTC, SEC and banking or prudential regulators, to establish capital requirements for certain regulated counterparties (such as swap dealers), as well as requirements for such regulated counterparties to collect margin from and post margin to

94

counterparties, such as the Funds, to uncleared derivatives.  The CFTC and banking or prudential regulators have adopted margin rules for uncleared swaps that have already begun to go into effect.  In addition, some provisions of the Dodd-Frank Act impose business conduct, reporting and disclosure requirements on regulated counterparties, and recordkeeping and other obligations on counterparties such as the Funds.

If a swap entered into by a Fund is required to be centrally cleared, Dodd-Frank and the CFTC’s regulations may also require that the swap be executed on a regulated market facility such as a “swap execution facility” or “SEF”. Similar regulatory requirements will apply to security-based swaps that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations.

While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC, or by the banking or prudential regulators in the case of capital requirements and margin requirements for uncleared swaps with respect to certain regulated counterparties, or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps.  It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Funds’ use of certain types of investments.

As described above, the Fund may also trade in currency forward contracts.  There is less protection against defaults in the forward trading of currencies since such forward contracts are currently not guaranteed by an exchange or clearing house.  The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards.  Such currency derivatives may, in the future, be required to be cleared by a clearinghouse and traded on a regulated exchange, and are now generally subject to the final swap regulations adopted by the CFTC in connection with its authority under the Dodd-Frank Act.  A limited category of currency derivatives, namely physically-settled or deliverable foreign currency forwards and swaps, however, are excluded from certain of the Dodd-Frank Act regulations as a result of a determination issued by the Secretary of the Treasury.  These foreign currency derivatives are not subject to the mandatory clearing or exchange-trading requirements of the Dodd-Frank Act.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a

95

clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, will generally provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  OCC-issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

96

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations (including any pre-payment penalties and premium payments) over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  A Fund’s obligation to segregate the accrued excess of its obligations over its entitlements with respect to a CDS it buys (for example, the cost to the Fund to unwind the CDS, enter into an offsetting CDS, or pay a third-party to relieve the Fund of its obligation) may be equal to the notional value of the CDS.  When the Fund is a seller of the CDS, the Fund will segregate the notional value of the CDS. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Stripped Mortgage Securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage

97

loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, a Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner of an IOette also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Fund may have difficulty in selling such securities.

98

Stripped Zero Coupon Securities/Custodial Receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Structured Notes.  Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency and currency baskets, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500 Index) and precious metal-related instruments and other commodities. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

99

Some structured investments are individually negotiated agreements or are traded OTC. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Swaps, Caps, Floors and Collars.  To the extent used by a Fund, total return equity, interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars are expected to be used primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the Counterparty meets the Adviser’s current creditworthiness standards.  If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Total Return Swaps.  A total return swap is a swap in which one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the

100

capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder.  An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Interest Rate Swaps.  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Credit Default Swaps.  A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults.  A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations.  As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk, which means that the seller may fail to

101

satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Currency Swaps.  A currency swap is a foreign-exchange agreement between two institutions to exchange aspects (namely the principal and/or interest payments) of a loan in one currency for equivalent aspects of an equal in net present value loan in another currency.

Index Swap.  An index swap is a swap of a market index for some other asset, such as a stock-for-stock or debt-for-stock swap.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Risks of Strategic Transactions Inside the U.S.”

See “CFTC Exclusion” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Temporary Investments.  Generally each Fund will be fully invested in accordance with its investment objective and strategies.  However, pending investment of cash balances or for other cash management purposes, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; and (7) high quality debt securities without equity features.  Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

In addition, pending the investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to derivatives that provide exposure to markets or companies in which a Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.

To-Be-Announced Instruments (“TBAs”). A Fund may invest in TBAs. TBA transactions are contracts used when purchasing or selling mortgage-backed securities that are delivered at a later date. The actual mortgage-backed security delivered to fulfill a TBA trade is not initially determined at the time of trade, but conforms to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, a Fund will either earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage-backed securities until settlement date or post collateral in a custody account with its custodian to secure its obligations to its counterparty in respect of the purchase price.

Trust Preferred Securities. Trust Preferred Securities are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a

102

single issuer.  The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds to sell their holdings.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula

103

reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the NAV of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Government National Mortgage Association Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these

104

securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable Rate Instruments.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. If an issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery.  A Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount

105

of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected by its commitments to purchase “when-issued” securities.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When a Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely

106

than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

The table below shows the Funds’ portfolio turnover rates for the fiscal years ended October 31, 2017 and 2016.

Fund	2017	2016
Asia Bond Fund	106.31%	96.06%
Asia-Pacific (ex-Japan) Equity Fund	20.14%	39.84%
China Opportunities Fund	23.58%	15.75%
Diversified Alternatives Fund	26.64%	36.02%
Diversified Income Fund	27.52%	20.87%
Dynamic Allocation Fund	56.19%	40.08%
Emerging Markets Debt Fund	64.37%	103.26%
Emerging Markets Fund	16.55%	9.19%
Focused U.S. Equity Fund	35.38%	36.34%
Global Equity Fund	24.98%	21.59%
Global Unconstrained Fixed Income Fund	91.26%	219.22	%(1)
International Equity Fund	13.11%	27.99%
International Small Cap Fund	20.60%	36.40%
Japanese Equities Fund	19.81%	8.21%
Tax-Free Income Fund	16.25%	10.71%
U.S. Mid Cap Equity Fund	42.92%	18.10	%*
U.S. Multi-Cap Equity Fund	33.79%	63.11%
U.S. Small Cap Equity Fund	42.71%	32.20%

(1) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2016 due to the change in the Fund’s strategy that took place during the fiscal year.

* The 2016 portfolio turnover rate is for the period February 29, 2016, commencement of the Fund’s operations, through October 31, 2016.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•                  May not (except the Global Equity Fund, Asia Bond Fund, Emerging Markets Debt Fund and the Funds-of-Funds)(1) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such

(1)         Global Equity Fund was previously non-diversified, but is now a diversified fund and complies with this restriction.

107

purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies.  For each Fund except the U.S. Multi-Cap Equity Fund and Japanese Equities Fund, the following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance; except that with respect to the Emerging Markets Debt Fund, commercial mortgage and residential mortgage are not considered separate industries.  For the Tax-Free Income Fund, this limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

•                  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, each of the Funds will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the

108

statement defining separate industries contained in the policy, each of the Funds may elect to consider certain of such industries as part of the same industry to be consistent with a third party industry classification system (e.g., GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance.

The Following are the Non-Fundamental Operating Policies of the Funds Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, each Fund (except the Funds-of-Funds) will not:

•                  acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

As a matter of non-fundamental policy, each of the Asia Bond Fund, Global Unconstrained Fixed Income Fund, and International Small Cap Fund (unless noted below) currently does not intend to:

•                  borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

•                  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

•                  purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

•                  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

•                  lend portfolio securities in an amount greater than 33 1/3% of its total assets;

•                  pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts (Global Unconstrained Fixed Income Fund and International Small Cap Fund only).  Additionally, the Asia Bond Fund may pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act. The Asia Bond Fund does not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets;

•                  make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets (Global Unconstrained Fixed Income Fund and International Small Cap Fund only); and

•                  invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs (International Small Cap Fund only).

109

Each of the Asia Bond Fund, Global Unconstrained Fixed Income Fund and International Small Cap Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of a Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each of the Focused U.S. Equity Fund, U.S. Small Cap Equity Fund, China Opportunities Fund, International Equity Fund, Global Equity Fund, Diversified Income Fund, Dynamic Allocation Fund, Diversified Alternatives Fund, Tax-Free Income Fund, U.S. Multi-Cap Equity Fund, Japanese Equities Fund and U.S. Mid Cap Equity Fund may not:

•                  Sell securities short (except for the U.S. Multi-Cap Equity Fund and Focused U.S. Equity Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.  The U.S. Multi-Cap Equity Fund and Focused U.S. Equity Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

•                  Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•                  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•                  Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

Each of the U.S. Multi-Cap Equity Fund, Global Equity Fund, China Opportunities Fund, International Equity Fund, Focused U.S. Equity Fund, U.S. Small Cap Equity Fund, Tax-Free Income Fund, and U.S. Mid Cap Equity Fund may not:

•                  Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

With respect to all Funds:

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement.  However, should a change in NAV or other external events cause a Fund’s investments in illiquid securities including repurchase agreements

110

with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

111

Each Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the ends of the first and third quarters of the Funds’ fiscal year and on Form N-CSR after the ends of the second and fourth quarters of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                          A Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

•                          The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release on an as needed basis.  The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Asset Management Inc.); subadvisers (Aberdeen Asset Managers Limited and Aberdeen Asset Management Asia Limited); independent registered public accounting firm (KPMG); custodian, fund accountant, sub-administrator (State Street Bank and Trust Company); transfer agent (DST); securities lending agent to the Funds and provider of certain middle- and back-office services to the Adviser and sub-advisers (BNP Paribas Security Services); legal counsel (Willkie Farr & Gallagher LLP); legal counsel to the independent Trustees (Drinker Biddle & Reath LLP); financial printers (Merrill and RR Donnelly) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

112

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

113

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board

Mr. Malone is, by profession, a solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 2001. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Income Credit Strategies Fund. He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014 and director of US company Rejuvenan llc (wellbeing services) until September 2017.

			22	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chair, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Corp. and Chair of Chorus Aviation Inc. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	18	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chair of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chair of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	21	None.
Rahn K. Porter****	Trustee since	Mr. Porter has been the Chief Financial	20	Director,

114

Year of Birth: 1954	September 2016

Officer of The Colorado Health Foundation since 2013. Previously, he was the Interim Chief Executive Officer of the Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.

				CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	23

Director of iCAD, Inc., since 2006; Director of Credit
Suisse Funds (9) since 1999; Director of Credit Suisse Asset
Management Income Fund,
Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	21	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC from 1997 to 2009. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1986.	21	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director	18	None.

115

of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(“INTERESTED TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert is Chief Executive of Standard Life Aberdeen plc. Mr. Gilbert, along with Keith Skeoch, became Co-Chief Executive of Standard Life Aberdeen plc, the leading global investment company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Both have responsibility for overseeing £670 billion of assets under administration. Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983. He was a Director (1991 - 2014) of Aberdeen Asset Management Asia Limited and a Director (2000 - 2014) of Aberdeen Asset Management Limited. He was a Director (1995 - 2014) and was President (September 2006 - 2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.

			22	None.

*                  Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**           The Aberdeen Fund Complex consists of the Trust which currently consists of 18 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia

116

Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund and Aberdeen Investment Funds, which currently consists of 4 portfolios.

***    Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania  19103, Attn: Alan Goodson.

†                   Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

117

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chief Executive of Americas. He is a member of the Aberdeen Standard Management Executive Committee. He is also an active member of the Aberdeen Charitable Foundation Board which aims to provide a positive economic and social benefit in the communities in which Aberdeen employees live and work. Bev has thirty years of experience in the asset management industry having joined Aberdeen at its headquarters in Scotland in 1987 where he set up Aberdeen’s mutual fund business. Bev moved to the United States in 1995 to establish Aberdeen’s business in the Americas based out of Fort Lauderdale where the firm’s initial focus was Latin America. Following a series of acquisitions Aberdeen relocated its US headquarters to Philadelphia where Bev is now based and he is also responsible for Aberdeen Standard’s operations in New York, Stamford, Boston, Miami, Toronto and Sao Paulo.
Bev graduated with an MA in Economics from the University of Aberdeen. He is a member of the Institute of Chartered Accountants of Scotland (ICAS) and began his career with Deloitte.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)

Currently, Director, Vice President, Head of International Compliance and Head of Compliance — Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010 as Head of Compliance - Americas, with responsibility for the Advisor, Funds, and Broker-Dealer Compliance Programs. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President — Compliance (Since March 2017)

Currently, Vice President, Deputy Head of Compliance — Americas & U.S. Counsel for Aberdeen Asset Management Inc. In this capacity, Mr. Andolina takes a lead role in the management and implementation of the U.S. Compliance Program and supports the group globally on SEC-related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Mr. Andolina was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009) and is responsible for the accounting and administration oversight for the US open-end funds, closed-end funds and private placement vehicles. Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. Ms. Melia’s service with Princeton Administrators LLC began in 1992, where she held various accounting positions..

Megan Kennedy**	Secretary and Vice	Currently, Head of Product Management for Aberdeen Asset

118

Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	President (Since September 2009)

 Management Inc.,overseeing Product Management for Aberdeen’s registered investment companies in the US and Canada.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.   Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)

Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie was hired by Aberdeen as a graduate in 2000 and re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Head of Product — Americas, overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, Head of Asian Fixed Income. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103	Vice President (Since December 2007)	Currently, Head of Legal - Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

119

Year of Birth: 1978
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments, Asia. He was formerly a main board director and Head of Investments for Aberdeen Asset Management. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)

Currently, Senior Fund Administration Manager — U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)

Currently, Deputy Head of Fund Administration — U.S. for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

Andrew Kim** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Product Manager for Aberdeen Asset Management Inc. He joined Aberdeen in August 2013. Prior to Aberdeen, he worked at Weil, Gotshal & Manges LLP as a litigation paralegal.
Stephen Varga** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1985	Assistant Secretary (Since March 2017)

Currently, Product Manager for Aberdeen Asset Management Inc. Mr. Varga joined Aberdeen in 2011, where he worked for the U.S. Operations Team. He joined the Product Management team in June of 2013. Previously, he worked at SEI Investments as a Senior Fund Accountant.

* Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

** Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. Andolina, Mr. McCabe, Mr. Young, Ms. Sitar Mr. Olsen, Mr. O’Neill, Mr. Kim and Mr. Varga hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen

120

Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund and Aberdeen Investment Funds (consisting of 4 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Subadvisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts;  Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. McCoy, executive experience at investment banking and securities firms, as well as board experience with other public and private companies; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; Mr. Rappaport, financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies; and Mr. Smith, experience as managing editor and director of a financial publications firm.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with

121

no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of eight Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee, Nominating and Corporate Governance Committee, and Valuation Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit Committee is comprised of Messrs. Porter, Rappaport, Sacks and Smith.  Mr. Porter serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.

122

The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditor their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditor regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.  The independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.  The Audit Committee met 3 times during the fiscal year ended October 31, 2017.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; and (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103,

123

which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Nominating Committee met 2 times during the fiscal year ended October 31, 2017.

The Valuation Committee is comprised of Messrs. Porter, Sheehy and Miles.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Valuation Committee met 4 times during the fiscal year ended October 31, 2017.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of Aberdeen Funds

As of December 31, 2017, the Trustees held shares of the Funds as indicated below.

124

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
P. Gerald Malone	Aberdeen China Opportunities Fund $1 - $10,000 Aberdeen Emerging Markets Fund $1 - $10,000 Aberdeen International Equity Fund $1 - $10,000	$10,001 - $50,000
Richard H. McCoy	Aberdeen Emerging Markets Fund $1 - $10,000 Aberdeen International Equity Fund $1 - $10,000	$10,001 - $50,000
Neville J. Miles	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000
Rahn K. Porter	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000
Steven N. Rappaport

Aberdeen Global Unconstrained Fixed Income Fund $10,001 - $50,000
Aberdeen International Equity Fund $10,001 - $50,000
Aberdeen International Small Cap Fund $10,001 - $50,000
Aberdeen U.S. Multi-Cap Equity Fund $10,001 - $50,000

$100,001-$500,000
Peter D. Sacks

Aberdeen Emerging Markets Fund $1 - $10,000
Aberdeen Focused U.S. Equity Fund $1 - $10,000
Aberdeen Global Unconstrained Fixed Income Fund $1 - $10,000 Aberdeen International Equity Fund $1 - $10,000
Aberdeen U.S. Small Cap Equity Fund $10,001 - $50,000

$10,001 - $50,000
John T. Sheehy	Aberdeen Tax-Free Income Fund $10,001 - $50,000	$10,001 - $50,000
Warren C. Smith	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000

TRUSTEES WHO ARE INTERESTED PERSONS (AS  DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	None	None

*                  As of December 31, 2017, the Family of Investment Companies consisted of the Trust, which contained 18 portfolios and Aberdeen Investment Funds, which contained 4 portfolios; however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies.  Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2017.

As of January 31, 2018, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.

Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2017.

125

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$104,500	None	None	$278,450
Richard H. McCoy	88,500	None	None	88,500
Rahn K. Porter	101,750	None	None	160,750
Steven N. Rappaport	93,000	None	None	235,000
Peter D. Sacks	88,500	None	None	226,250
Neville J. Miles	88,500	None	None	235,050
John T. Sheehy	93,000	None	None	256,000
Warren C. Smith	93,000	None	None	93,000

INTERESTED TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	None	None	None	None

* As of October 31, 2017, the Aberdeen Fund Complex consisted of the Trust, which contained 18 portfolios, as well as Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, which contained 4 portfolios.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at NAV without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See “Waiver of Class A Sales Charges” for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust, the Adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by

126

the Funds.  The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and subadvisers, as applicable. The Adviser and subadvisers have adopted proxy voting policies and procedures, which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Adviser will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser and subadvisers will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of the Adviser’s and subadvisers’ proxy voting policies and procedures attached hereto as Appendix C.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

127

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Aberdeen Asset Management Inc. (“Aberdeen”, “AAMI” or the “Adviser”), or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ NAVs; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

Investment Adviser and Subadvisers

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Asset Management Asia Limited (“AAMAL”) (together, the “Subadvisers”), affiliates of the Adviser.  The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”). Aberdeen PLC, its affiliates and subsidiaries are referred to herein as the “Aberdeen Group”.  As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $885.92 billion in assets as of December 31, 2017.  Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and have a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser, AAMAL and AAML may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of the Adviser or Subadvisers.  No remuneration is paid by the Funds with respect to the

128

memorandum of understanding/personnel sharing arrangements.

The following Funds are subadvised:

Aberdeen Asia Bond Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen Global Equity Fund

Aberdeen Global Unconstrained Fixed Income Fund

Aberdeen International Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Japanese Equities Fund

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is indirectly owned by Standard Life Aberdeen plc.  Martin Gilbert, Trustee of the Trust, is the Co-Chief Executive Officer of Standard Life Aberdeen plc.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

129

Fund	Asset	Investment Advisory Fee

Aberdeen Asia Bond Fund	All Assets	0.50%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	All Assets	1.00%
Aberdeen China Opportunities Fund	$0 up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	$2 billion and more	1.15%
Aberdeen Diversified Alternatives Fund	All Assets	0.15%
Aberdeen Diversified Income Fund	All Assets	0.15%
Aberdeen Dynamic Allocation Fund	All Assets	0.15%
Aberdeen Emerging Markets Debt Fund	$0 up to $500 million	0.75%
	$500 million and more	0.70%
Aberdeen Emerging Markets Fund	All Assets	0.90%
Aberdeen Focused U.S. Equity Fund*	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%
Aberdeen Global Equity Fund	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%
Aberdeen Global Unconstrained Fixed Income Fund	$0 up to $500 million	0.60%
	$500 million up to $1 billion	0.55%
	$1 billion and more	0.50%
Aberdeen International Equity Fund	All Assets	0.80%
Aberdeen International Small Cap Fund**	$0 up to $100 million	1.00%
	$100 million or more	0.90%
Aberdeen Japanese Equities Fund	All Assets	0.65%
Aberdeen Tax-Free Income Fund	$0 up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	$1 billion and more	0.355%
Aberdeen U.S. Mid Cap Equity Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%
Aberdeen U.S. Multi-Cap Equity Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%
Aberdeen U.S. Small Cap Equity Fund	$0 up to $100 million	0.95%
	$100 million or more	0.80%

* The management fee rate for the Fund became effective November 15, 2017.  Prior to November 15, 2017, the management fee rate for the Fund was 1.15% on assets up to $1 billion and 1.00% on assets in excess of $1 billion.

** The management fee rate for the Fund became effective February 28, 2018. Prior to February 28, 2018, the management fee rate for the Fund was 1.25% on assets up to $100 million and 1.00% on assets of $100 million or more.

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds.  In this regard, Aberdeen has entered into a written expense limitation agreement with the Trust on behalf of

130

the Funds (the “Expense Limitation Agreement”).  Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each Class of each such Fund to the limits described below.  This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses for a Fund (prior to July 21, 2010, International Small Cap Fund and Global Unconstrained Fixed Income Fund did not exclude administrative service fees and prior to February 28, 2014, U.S. Multi-Cap Equity Fund did not exclude administrative service fees).  Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

AAMI has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares  and extraordinary expenses for certain Funds of the Trust as follows:

Name of Fund/Class	2018 Expense Limitation*
Aberdeen Asia Bond Fund	0.70%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	1.25%
Aberdeen China Opportunities Fund	1.62%
Aberdeen Diversified Alternatives Fund	0.25%
Aberdeen Diversified Income Fund	0.25%
Aberdeen Dynamic Allocation Fund	0.25%
Aberdeen Emerging Markets Debt Fund	0.90%
Aberdeen Emerging Markets Fund	1.10%
Aberdeen Focused U.S. Equity Fund(1) (formerly, Aberdeen Equity Long-Short Fund)	0.90%
Aberdeen Global Equity Fund	1.19%
Aberdeen Global Unconstrained Fixed Income Fund	0.85%
Aberdeen International Equity Fund	1.10%
Aberdeen International Small Cap Fund(2)	1.15%
Aberdeen Japanese Equities Fund	1.00%
Aberdeen Tax-Free Income Fund(3)	0.50%

131

Aberdeen U.S. Mid Cap Equity Fund	1.00%
Aberdeen U.S. Multi-Cap Equity Fund	0.90%
Aberdeen U.S. Small Cap Equity Fund	1.15%

* The 2018 Expense Limitation is effective as of February 28, 2018 and may not be terminated before February 28, 2019 without the approval of the Independent Trustees.

(1) Prior to the change in the Focused U.S. Equity Fund’s name, strategy and fee structure on November 15, 2017, the Expense Limitation was 1.40%.

(2) Prior to February 28, 2018, the Expense Limitation was 1.30%.

(3) Prior to February 28, 2018, the Expense Limitation was 0.62%.

The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser .

132

Investment Advisory Fees

The table below shows the investment advisory fees paid by each Fund to the Adviser (which includes amounts paid by the Adviser to the affiliated Subadviser(s), as applicable) and the fees waived, if any, by the Adviser for the fiscal years ended October 31, 2017, 2016 and 2015 (or for the life of the Fund if shorter).

	Year Ended October 31, 2017			Year Ended October 31, 2016			Year Ended October 31, 2015
Fund	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived
Asia Bond Fund	$95,659	$196,408	$0	$189,169	$174,473	$0	$1,111,292	$290,081	$0
Asia-Pacific (ex-Japan) Equity Fund	117,792	230,842	0	531,613	89,826	0	11,957,631	136,242	0
China Opportunities Fund	163,030	144,211	0	186,000	136,771	0	290,170	137,165	0
Diversified Alternatives Fund	71,016	202,256	0	137,083	272,716	0	221,358	341,817	0
Diversified Income Fund	28,028	155,750	0	30,676	142,028	0	36,765	153,561	0
Dynamic Allocation Fund	25,522	159,325	0	31,475	151,253	0	36,389	160,791	0
Emerging Markets Debt Fund	156,639	176,930	0	169,461	134,178	0	223,447	144,411	0
Emerging Markets Fund	75,066,418	2,698,121	0	65,189,197	2,402,413	0	82,184,823	3,028,391	0
Focused U.S. Equity Fund(1)	486,377	144,234	0	1,076,795	132,760	0	2,710,324	118,115	0
Global Equity Fund	771,657	110,176	0	819,258	67,616	0	1,052,698	87,499	0
Global Unconstrained Fixed Income Fund	92,029	246,045	0	82,723	168,405	0	109,158	173,469	0
International Equity Fund	3,920,621	11,298	0	3,939,482	4,248	0	6,561,861	264,886	0
International Small Cap Fund(2)	933,092	338,671	0	977,998	366,445	0	1,880,157	369,096	0
Japanese Equities Fund(3)	7,828	128,431	0	6,074	166,146	0	N/A	N/A	N/A
Tax-Free Income Fund	364,404	143,650	0	396,016	136,796	0	410,101	121,485	0
U.S. Mid Cap Equity Fund(4)	9,489	137,558	0	5,540	107,280	0	N/A	N/A	N/A
U.S. Multi-Cap Equity Fund	2,680,764	250,349	0	2,633,340	329,278	0	2,991,981	330,663	0
U.S. Small Cap Equity Fund	14,401,746	0	157,239	2,021,327	157,239	0	2,021,327	157,239	0

(1) Prior to the change in the Fund’s name, strategy and fee structure on November 15, 2017, the management fee rate for the Fund was 1.15% on assets up to $1 billion and 1.00% on assets in excess of $1 billion.

(2) The fees paid for the fiscal year ended October 31, 2017 reflect the management fee rate that was in effect for the Fund prior to the change in the management fee rate and expense limitation on February 28, 2018. The prior management fee rate for the Fund was 1.25% on assets up to $100 million and 1.00% on assets in excess of $100 million.

(3) The Japanese Equities Fund commenced operations on November 30, 2015.

(4) The U.S. Mid Cap Equity Fund commenced operations on February 29, 2016.

133

Subadvisers

The subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER
Aberdeen Asia Bond Fund	Aberdeen Asset Management Asia Limited (“AAMAL”)
Aberdeen Asia-Pacific (Ex-Japan) Equity Fund	AAMAL
Aberdeen China Opportunities Fund	AAMAL
Aberdeen Emerging Markets Debt Fund	Aberdeen Asset Managers Limited (“AAML”)
Aberdeen Emerging Markets Fund	AAML and AAMAL
Aberdeen Global Equity Fund	AAML
Aberdeen Global Unconstrained Fixed Income Fund	AAML
Aberdeen International Equity Fund	AAML
Aberdeen International Small Cap Fund	AAML
Aberdeen Japanese Equities Fund	AAMAL

AAML, a Scottish corporation, and AAMAL, a Singapore corporation, each serve as subadviser to the Funds listed in the chart above.  AAML and AAMAL are both affiliates of the Adviser.  AAML is located at Bow Bells House, 1 Bread Street London, England EC4M9HH.  AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

Under the subadvisory agreements among the Trust, the Adviser and each subadviser, and subject to the supervision of the Adviser and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies.  Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.

Subadvisory Fees

The subadvisory fees for subadvised Funds are paid by the Adviser from the management fee it receives.  For the investment management services they provide to the Funds, the subadvisers are entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

	SUBADVISORY FEE
FUND	AAMAL	AAML
Aberdeen Asia Bond Fund	90%	N/A
Aberdeen Asia Pacific (Ex-Japan) Equity Fund	90%	N/A
Aberdeen China Opportunities Fund	90%	N/A
Aberdeen Emerging Markets Debt Fund	N/A	90%
Aberdeen Emerging Markets Fund	45%	45%
Aberdeen Global Equity Fund	N/A	90%
Aberdeen Global Unconstrained Fixed Income Fund	N/A	90%
Aberdeen International Equity Fund	N/A	90%
Aberdeen International Small Cap Fund	N/A	90%
Aberdeen Japanese Equities Fund	90%	N/A

134

Approval of the Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contracts of the Funds is available in the Funds’ Annual Reports to Shareholders for the period ended October 31, 2017.

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval.  If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser.  The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers.  The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions.  Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Funds will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Funds.

Portfolio Managers

Appendix A contains the following information regarding the portfolio managers identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2017, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Ralph Bassett	Focused U.S. Equity Fund	None
	U.S. Mid Cap Equity Fund	None
	U.S. Multi-Cap Equity Fund	None
	U.S. Small Cap Equity Fund	$100,001-$500,000
Douglas Burtnick	Focused U.S. Equity Fund	$10,001-$50,000
	U.S. Mid Cap Equity Fund	None
	U.S. Multi-Cap Equity Fund	$10,001-$50,000
	U.S. Small Cap Equity Fund	$100,001-$500,000
Jason Kotik	Focused U.S. Equity Fund	None
	U.S. Mid Cap Equity Fund	None

135

	U.S. Multi-Cap Equity Fund	None
	U.S. Small Cap Equity Fund	$10,001-$50,000
Fran Radano	Focused U.S. Equity Fund	$10,001-$50,000
	U.S. Mid Cap Equity Fund	None
	U.S. Multi-Cap Equity Fund	$100,001-$500,000
	U.S. Small Cap Equity Fund	$50,001-$100,000
Qie Zhang	U.S. Mid Cap Equity Fund	$0-$10,000
Stephen Docherty	Global Equity Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Bruce Stout	Global Equity Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Samantha Fitzpatrick	Global Equity Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Jamie Cumming	Global Equity Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Martin Connaghan	Global Equity Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Hugh Young	Asia Pacific (ex-Japan) Equity Fund	None
	China Opportunities Fund	None
	Emerging Markets Fund	None
	Japanese Equities Fund	None
Flavia Cheong	Asia Pacific (ex-Japan) Equity Fund	None
	China Opportunities Fund	None
	Emerging Markets Fund	None
	Japanese Equities Fund	None
Nicholas Yeo	China Opportunities Fund	None
Nicholas Chui	China Opportunities Fund	None
Christopher Wong	Asia Pacific (ex-Japan) Equity Fund	None
Adrian Lim	Asia Pacific (ex-Japan) Equity Fund	None
	Japanese Equities Fund	None
Gan Ai-Mee	Japanese Equities Fund	None
Oliver Boulind	Global Unconstrained Fixed Income Fund	$100,001-$500,000
Emma Jack	Global Unconstrained Fixed Income Fund	None
James Athey	Global Unconstrained Fixed Income Fund	None
József Szabó	Global Unconstrained Fixed Income Fund	None
Richard Smith	Global Unconstrained Fixed Income Fund	None
Adam McCabe	Asia Bond Fund	None
Thomas Drissner	Asia Bond Fund	None
Kenneth Akintewe	Asia Bond Fund	None
Jeremy Teng	Asia Bond Fund	None
Lin-Jing Leong	Asia Bond Fund	None
Edward Grant	Tax-Free Income Fund	None
Lesya Paisley	Tax-Free Income Fund	None
Devan Kaloo	Emerging Markets Fund	None
Joanne Irvine	Emerging Markets Fund	None
Mark Gordon-James	Emerging Markets Fund	None
Brett Diment	Emerging Markets Debt Fund	None

136

Edwin Gutierrez	Emerging Markets Debt Fund	$10,001-$50,000
Viktor Szabó	Emerging Markets Debt Fund	None
Andrew Stanners	Emerging Markets Debt Fund	None
Kevin Daly	Emerging Markets Debt Fund	None
Mike Turner	Diversified Income Fund	None
	Dynamic Allocation Fund	None
Kevin Lyons	Diversified Alternatives Fund	None
Russell Barlow	Diversified Alternatives Fund	None
Robert Minter	Diversified Alternatives Fund	None
	Diversified Income Fund	None
	Dynamic Allocation Fund	None
Darren Wolf	Diversified Alternatives Fund	None
Ian McDonald	Diversified Income Fund	None
	Dynamic Allocation Fund	None
Richard Dunbar	Diversified Income Fund	None
	Dynamic Allocation Fund	None

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds’ Adviser.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor reallows to Financial Industry Regulatory Authority registered dealers: 5.00% of sales charges on Class A shares of the Funds that have a maximum front-end sales charge of 5.75%; 3.75% of sales charges on Class A shares of the Tax-Free Income Fund, the Global

137

Unconstrained Fixed Income Fund, the Emerging Markets Debt Fund, and the Asia Bond Fund; 2.50% of sales charges on Class T shares of the Funds; and 1.00% on Class C shares of the Funds.

Distributor Fees

The information presented below for the fiscal years ended October 31, 2017, 2016 and 2015 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Funds, all of which is retained by AFD.

Fund	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Asia Bond Fund	$488	$0	$52
Asia-Pacific (ex-Japan) Equity Fund	553	171	387
China Opportunities Fund	275	1,480	946
Diversified Alternatives Fund	862	859	8,577
Diversified Income Fund	2,523	1,150	2,097
Dynamic Allocation Fund	402	201	897
Emerging Markets Debt Fund	5	0	0
Emerging Markets Fund	14,048	6,642	8,858
Focused U.S. Equity Fund	0	1,740	485
Global Equity Fund	1,186	81	367
Global Unconstrained Fixed Income Fund	7	3	329
International Equity Fund	1,116	1,136	4,845
International Small Cap Fund	398	558	1,868
Japanese Equities Fund(1)	0	0	N/A
Tax-Free Income Fund	409	2,579	3,100
U.S. Mid Cap Equity Fund(2)	0	0	N/A
U.S. Multi-Cap Equity Fund	3,601	3,539	5,627
U.S. Small Cap Equity Fund	113,495	120,615	13,299

(1) Commenced operations on November 30, 2015.

(2) Commenced operations on February 29, 2016.

AFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).  The tables below reflect contingent deferred sales charges paid to AFD on redemptions of the Funds’ shares for the fiscal year ended October 31, 2017.

Fund	Year Ended October 31, 2017
Asia Bond Fund	$0
Asia-Pacific (ex-Japan) Equity Fund	226
China Opportunities Fund	333
Diversified Alternatives Fund	252
Diversified Income Fund	671
Dynamic Allocation Fund	386
Emerging Markets Debt Fund	0
Emerging Markets Fund	1,002
Focused U.S. Equity Fund	0
Global Equity Fund	71
Global Unconstrained Fixed Income Fund	0
International Equity Fund	282

138

Fund	Year Ended October 31, 2017
International Small Cap Fund	2,824
Japanese Equities Fund	0
Tax-Free Income Fund	191
U.S. Mid Cap Equity Fund	0
U.S. Multi-Cap Equity Fund	25
U.S. Small Cap Equity Fund	56,891

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);

•                  1.00% of the average daily net assets of Class C shares of each applicable Fund (0.25% service fees);

•                  0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which may be a distribution fee and 0.25% of which may be a service fee); and

•                  0.25% of the average daily net assets of Class T shares of each applicable Fund (distribution or service fees).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Funds by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund

139

must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Distribution Plan Fees

During the fiscal year ended October 31, 2017, AFD earned the following distribution fees under the Plan for the Funds:

Fund	Class A	Class C	Class R
Asia Bond Fund	$2,615	$2,321	$52
Asia-Pacific (ex-Japan) Equity Fund	2,118	903	59
China Opportunities Fund	18,155	26,417	7,878
Diversified Alternatives Fund	39,460	76,138	8,160
Diversified Income Fund	14,588	112,303	1,707
Dynamic Allocation Fund	18,347	80,120	2,535
Emerging Markets Debt Fund	1,724	2,967	9,399
Emerging Markets Fund	475,171	256,817	309,738
Focused U.S. Equity Fund	25,369	25,522	12,321
Global Equity Fund	127,186	24,837	15,544
Global Unconstrained Fixed Income Fund	2,425	3,719	0
International Equity Fund	109,369	134,483	37,499
International Small Cap Fund	133,315	17,900	6,717
Japanese Equities Fund	254	110	56
Tax-Free Income Fund	23,808	10,116	53
U.S. Mid Cap Equity Fund	73	123	62
U.S. Multi-Cap Equity Fund	592,592	49,169	1,241
U.S. Small Cap Equity Fund	822,370	966,859	95,528

Class T shares have not commenced operations as of the date of this SAI; therefore, no distribution fees were paid from the Funds with respect to Class T shares during the fiscal year ended October 31, 2017.

For the fiscal year ended October 31, 2017, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Funds:

140

Fund	Advertising	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
Asia Bond Fund	$14	$0	$80	$52	$4,843
Asia-Pacific (ex-Japan) Equity Fund	18	0	64	204	2,793
China Opportunities Fund	180	0	801	1,218	50,251
Diversified Alternatives Fund	35	0	101	1,809	121,813
Diversified Income Fund	23	0	154	4,295	124,125
Dynamic Allocation Fund	74	0	396	2,453	98,079
Emerging Markets Debt Fund	12	0	62	494	13,521
Emerging Markets Fund	379	0	2,405	45,072	993,870
Focused U.S. Equity Fund	478	0	2,501	224	60,011
Global Equity Fund	2,643	0	13,403	1,868	149,652
Global Unconstrained Fixed Income Fund	46	0	271	212	5,614
International Equity Fund	348	0	1,740	3,445	275,818
International Small Cap Fund	5,601	0	27,968	8,156	116,208
Japanese Equities Fund	14	0	67	110	229
Tax-Free Income Fund	218	0	1,255	5,599	26,906
U.S. Mid Cap Equity Fund	16	0	64	123	54
U.S. Multi-Cap Equity Fund	34,163	0	178,365	438	430,037
U.S. Small Cap Equity Fund	1,073	0	5,477	497,921	1,380,287

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Sub-transfer agency fees may be in addition to the Rule 12b-1 fees described in the Funds’ Prospectus. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services. The Funds may pay and/or reimburse sub-transfer agency fees on an average-net-assets basis or on a per-account-per-year basis for services to the Funds and its shareholders, including on certain non-omnibus accounts. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

Class A, Class R, Class T and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees.  Under the terms of the Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, Class T and Institutional Service Class shares of the Funds (as applicable).  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic

141

statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the contracted servicing agent for the Funds has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the servicing agent with whom the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% for Class A, Class T, Class R and Institutional Service Class shares of the average daily net assets of the Class A, T, R or Institutional Service Class shares of each Fund (as applicable) (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2018, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis).

For the fiscal year ended October 31, 2017, the following administrative services fees were paid from the Funds:

Fund	Class A	Class R	Institutional Service Class
Asia Bond Fund	$225	$0	$10,422
Asia-Pacific (ex-Japan) Equity Fund	368	0	1,590
China Opportunities Fund	7,575	2,837	638
Diversified Alternatives Fund	23,294	3,205	3
Diversified Income Fund	4,692	291	0
Dynamic Allocation Fund	6,262	876	514
Emerging Markets Debt Fund	2,461	2,192	0
Emerging Markets Fund	541,787	110,556	433,067
Focused U.S. Equity Fund	11,461	4,098	1,225
Global Equity Fund	58,971	6,635	366
Global Unconstrained Fixed Income Fund	538	0	15,488
International Equity Fund	58,562	11,747	87,141
International Small Cap Fund	43,967	2,510	72
Japanese Equities Fund	73	0	0
Tax-Free Income Fund	1,122	0	10
U.S. Mid Cap Equity Fund	0	0	0
U.S. Multi-Cap Equity Fund	92,763	451	93,869
U.S. Small Cap Equity Fund	419,794	49,651	70,645

Class T shares had not commenced operations as of the date of this SAI; therefore, no administrative services fees were paid from the Funds with respect to Class T shares during the fiscal

142

year ended October 31, 2017.

Class C and Institutional Class shares may also pay for sub-transfer agency services directly and not pursuant to an Administrative Services Plan.

Fund Administration

Under the terms of a Fund Administration Agreement, AAMI provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  AAMI is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services to the Funds.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

Fund Asset Level	Aggregate Fee as a Percentage of Fund Net Assets
All Assets	0.08%

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust (excluding those funds for which AAMI does not serve as Administrator) multiplied by $25,000.

Fund Administration Fees

During the fiscal years ended October 31, 2017, 2016 and 2015, the Administrator was paid fees from the Funds as indicated below.

Fund	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Asia Bond Fund	$15,305	$30,267	$177,807
Asia-Pacific (ex-Japan) Equity Fund	9,423	42,529	956,610
China Opportunities Fund	10,434	11,904	18,571
Diversified Alternatives Fund	37,875	73,111	118,058
Diversified Income Fund	14,948	16,360	19,608
Dynamic Allocation Fund	13,612	16,787	19,407
Emerging Markets Debt Fund	16,708	18,076	23,834
Emerging Markets Fund	6,672,570	5,794,595	7,305,318
Focused U.S. Equity Fund	33,835	74,908	188,544
Global Equity Fund	68,592	72,823	93,573
Global Unconstrained Fixed Income Fund	12,271	11,030	14,554
International Equity Fund	392,062	393,949	656,186
International Small Cap Fund	59,718	62,637	130,413
Japanese Equities Fund(1)	963	748	N/A
Tax-Free Income Fund	68,594	74,544	77,195
U.S. Mid Cap Equity Fund(2)	1,012	591	N/A

143

Fund	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
U.S. Multi-Cap Equity Fund	285,948	280,890	319,145
U.S. Small Cap Equity Fund	1,425,175	556,727	187,133

(1) The Japanese Equities Fund commenced operations on November 30, 2015.

(2) The U.S. Mid Cap Equity Fund commenced operations on February 29, 2016.

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services Inc., now named DST Asset Manager Solutions (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Funds.  Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Funds.   For the administration services provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Securities Lending Activity

Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Funds, BNP Paribas acting through its New York branch (“BNP”), acts as securities lending agent for the Funds. During the most recent fiscal year ended October 31, 2017, the services provided to the Funds by BNP pursuant to the agreement primarily included the following:

(1)         selecting borrowers from an approved list of borrowers;

(2)         negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;

(3)         monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

(4)         investing cash collateral received in connection with any loaned securities;

(5)         arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Funds;

(6)         maintaining separate records for securities loaned;

(7)         in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement

144

securities of the same issuer, class, quantity and denomination as the loaned securities; and

(8)         terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.

The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund for the period from the commencement of the securities lending program on August 21, 2017 through October 31, 2017.

Fund	U.S. Multi-Cap Equity Fund	Global Equity Fund	China Opportunities Fund
Gross income from securities lending activities	$817	$14	$34
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$817	$14	$34

Fund	Focused U.S. Equity Fund	U.S. Small-Cap Equity Fund	Emerging Markets Fund
Gross income from securities lending activities	$0	$175,025	$184
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$175,025	$184

145

Fund	Dynamic Allocation Fund	Diversified Income Fund	Diversified Alternatives Fund
Gross income from securities lending activities	$178	$0	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$178	$0	$0

Fund	Tax-Free Income Fund	Emerging Markets Debt Fund	Asia Bond Fund
Gross income from securities lending activities	$0	$0	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$0	$0

146

Fund	Global Unconstrained Fixed Income Fund	International Small Cap Fund	International Equity Fund
Gross income from securities lending activities	$0	$859	$498
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$859	$498

Fund	Asia Pacific (ex-Japan) Equity Fund	Japanese Equities Fund	U.S. Mid-Cap Equity Fund
Gross income from securities lending activities	$0	$10	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$10	$0

147

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.  Drinker, Biddle & Reath LLP, One Logan Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible).  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research,

148

corporate access, and other information or services to the Adviser or a subadviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of MiFID II, the Aberdeen Group will absorb all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the Adviser and the subadvisers to seek best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser and the subadvisers in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser and the subadvisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “General Information about the Funds’ Portfolio Instruments and Investment Policies — Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX.  FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, subadvisers or third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or subadvisers or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds, the Adviser and the subadvisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for

149

executing the transaction if it is determined to be consistent with the Adviser’s or subadviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Funds nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser and sub-advisers also received research services for the fiscal year ended October 31, 2017 are summarized in the table below:

Fund	Total Dollar Amount of Transactions^	Total Commissions Paid on Such Transactions^
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	$10,752,668	$6,007
Aberdeen China Opportunities Fund	9,586,220	4,741
Aberdeen Diversified Alternatives Fund	12,749,779	5,327
Aberdeen Diversified Income Fund	7,170,609	3,697
Aberdeen Dynamic Allocation Fund	14,148,949	5,433
Aberdeen Emerging Markets Fund	3,199,011,754	3,127,195
Aberdeen Focused U.S. Equity Fund	102,474,450	39,201
Aberdeen Global Equity Fund	112,410,969	35,484
Aberdeen International Equity Fund	146,084,090	80,978
Aberdeen International Small Cap Fund	38,012,249	23,750
Aberdeen Japanese Equities Fund	677,143	249
Aberdeen U.S. Mid Cap Equity Fund	1,102,558	457
Aberdeen U.S. Multi-Cap Equity Fund	285,109,663	145,170
Aberdeen U.S. Small Cap Equity Fund	1,895,477,180	950,510

150

During the fiscal years ended October 31, 2017, 2016 and 2015, the following brokerage commissions were paid by the Funds:

	Year ended October 31,
Fund	2017*	2016*		2015*
Asia Bond Fund	$89	$0		$1,487
Asia-Pacific (ex-Japan) Equity Fund	6,004	137,891		1,260,793
China Opportunities Fund	4,741	4,409		11,214
Diversified Alternatives Fund	5,327	24,944		63,482
Diversified Income Fund	3,697	2,250		7,178
Dynamic Allocation Fund	5,433	5,439		6,767
Emerging Markets Debt Fund	0	0		0
Emerging Markets Fund	3,900,383	2,287,073		3,523,778
Focused U.S. Equity Fund	39,201	90,566		386,187
Global Equity Fund	35,487	33,991		59,612
Global Unconstrained Fixed Income Fund	0	0		0
International Equity Fund	80,980	247,637		249,578
International Small Cap Fund	23,749	73,446		146,240
Japanese Equities Fund	250	348	(1)	N/A
Tax-Free Income Fund	4,847	0		0
U.S. Mid Cap Equity Fund	457	473	(2)	N/A
U.S. Multi-Cap Equity Fund	145,470	137,676		146,196
U.S. Small Cap Equity Fund	950,510	551,237		209,600

* Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, primarily, cash flows into and out of the Funds and, for the Diversified Alternatives Fund, routine changes to underlying allocation models.

(1) Reflects the period from November 30, 2015 (commencement of operations) to October 31, 2016.

(2) Reflects the period from February 29, 2016 (commencement of operations) to October 31, 2016.

During the fiscal year ended October 31, 2017, the following Funds held investments in securities of their regular broker-dealers as follows:

151

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year Ended October 31, 2017	Name of Broker or Dealer
Asia Bond Fund	$838,190	ICICI Securities
Asia-Pacific (Ex-Japan) Equity Fund	$101,738	CIMB Bank Berhad
Asia-Pacific (Ex-Japan) Equity Fund	$247,595	HSBC
Asia-Pacific (Ex-Japan) Equity Fund	$218,978	Standard Chartered Bank
China Opportunities Fund	$473,794	HSBC
China Opportunities Fund	$271,471	Standard Chartered Bank
Emerging Markets Fund	$92,264,368	Kotak Mahinda Bank Ltd.
Emerging Markets Fund	$79,538,833	Standard Chartered Bank
Focused U.S. Equity Fund	$571,854	M&T Bank Corp
Focused U.S. Equity Fund	$580,392	Regions Financial Corp
Focused U.S. Equity Fund	$695,155	Charles Schwab Corp
Focused U.S. Equity Fund	$763,852	Intercontinental Exchange
Global Unconstrained Fixed Income Fund	$142,784	Bank of America
Global Unconstrained Fixed Income Fund	$121,298	Barclays Bank PLC
Global Unconstrained Fixed Income Fund	$80,154	Citigroup
Global Unconstrained Fixed Income Fund	$142,051	Goldman Sachs & Co
Global Unconstrained Fixed Income Fund	$204,401	HSBC
Global Unconstrained Fixed Income Fund	$222,425	JP Morgan Securities
Global Unconstrained Fixed Income Fund	$154,215	Morgan Stanley & Co
Global Unconstrained Fixed Income Fund	$111,750	Royal Bank of Scotland
Global Unconstrained Fixed Income Fund	$202,355	Societe Generale SA
Global Unconstrained Fixed Income Fund	$199,447	Standard Chartered Bank
International Equity Fund	$7,670,663	Standard Chartered Bank

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Shares of the Funds have not been registered for sale outside of the United States and its territories. However, the Funds may accept investments from non-U.S. affiliates of the Adviser.

Fund Closure

In order to protect the integrity of the investment process that is used to manage the Aberdeen Emerging Markets Fund, effective February 22, 2013 (the “Closing Date”), the Fund no longer accepts purchase orders from new investors or exchanges from other Aberdeen Funds into the Fund by new investors, except as described below. The following categories of persons described below will be able to invest in the Fund:

• Existing shareholders, as of the Closing Date, are permitted to make new investments into the Fund directly.

152

• Existing shareholders, as of the Closing Date, are permitted to continue to purchase Fund shares through the Automatic Investment Plan and through dividend and capital gain reinvestments.

• Existing shareholders, as of the Closing Date, are permitted to transfer assets from one existing account to another account within the Fund, regardless of whether such account is under a different registration or holds shares of the Fund as of the Closing Date. Such shareholders are permitted to make new investments into such account.

• Existing shareholders, as of the Closing Date, are permitted to exchange shares within an existing account from one share class to another share class of the Fund, subject to any investment minimum or eligibility requirements detailed in the Fund’s prospectus. Such shareholders are permitted to make new investments into such account.

• 401(k) plans and other qualified employee benefit plans, each with existing accounts in the Fund as of the Closing Date, are permitted to purchase additional shares in the Fund.

• Accounts funded by firm-wide model based investment programs where the firm has discretion over the assets.

• Financial intermediaries trading in an omnibus structure that currently have accounts in the Fund or that convert fully disclosed accounts to an omnibus structure are permitted to purchase additional shares in the Fund on behalf of existing or new clients or customers.

Existing shareholders, as of the Closing Date, who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund. In addition, the Fund reserves the right to accept purchases from institutions that notified the Fund’s adviser or distributor of their intent to invest in the Fund prior to the Closing Date, regardless of whether such institutions held shares of the Fund as of the Closing Date. The Fund’s Board, and officers and employees of the Fund’s adviser and its affiliates, are not permitted to purchase additional shares in the Fund after the Closing Date unless such investment is through a permitted channel (i.e., 401(k) plan). The Fund reserves the right to accept purchases from the Funds-of-Funds, regardless of whether such funds held shares of the Fund as of the Closing Date. The Fund reserves the right to accept investments transferred from other Aberdeen emerging markets vehicles at its discretion.

The Fund will continue to limit inflows to the Fund until otherwise notified.

Class A Sales Charges

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Tax-Free Income Fund, Global Unconstrained Fixed Income Fund, Emerging Markets Debt Fund and Asia Bond Fund)

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

153

Class A Shares of the Tax-Free Income Fund, Global Unconstrained Fixed Income Fund, Emerging Markets Debt Fund and Asia Bond Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

                Using the NAV per share as of October 31, 2017, the maximum offering price of each Fund’s Class A shares would be as follows:

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Asia Bond Fund	$10.68	4.25%	$11.15
Asia-Pacific (ex-Japan) Equity Fund	13.41	5.75%	14.23
China Opportunities Fund	22.48	5.75%	23.85
Diversified Alternatives Fund	12.94	5.75%	13.73
Diversified Income Fund	12.57	5.75%	13.34
Dynamic Allocation Fund	13.81	5.75%	14.65
Emerging Markets Debt Fund	10.27	4.25%	10.73
Emerging Markets Fund	15.74	5.75%	16.70
Focused U.S. Equity Fund	8.52	5.75%	9.04
Global Unconstrained Fixed Income Fund	10.22	4.25%	10.67
Global Equity Fund	14.66	5.75%	15.55
International Equity Fund	15.04	5.75%	15.96
International Small Cap Fund	31.35	5.75%	33.26
Japanese Equities Fund	12.15	5.75%	12.89
Tax-Free Income Fund	9.89	4.25%	10.33
U.S. Mid Cap Equity Fund	13.35	5.75%	14.16
U.S. Multi-Cap Equity Fund	13.05	5.75%	13.85
U.S. Small Cap Equity Fund	35.61	5.75%	37.78

154

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other financial intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your financial intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A shares may be waived for shares sold to financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain waivers and fee reductions may be available to customers of certain financial intermediaries, as described under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

The sales charge applicable to Class A shares may be waived for the following purchases:

1)             shares sold to other registered investment companies affiliated with Aberdeen;

2)             shares sold to:

a)             any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans.

(Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

c)              any life insurance company separate account registered as a unit investment trust;

d)             Trustees and retired Trustees of the Trust;

e)              directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)               directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

155

g)              any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the distributor;

h)             investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

i)                 financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Reduction of Sales Charges

Reduction of Class A Sales Charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Aberdeen Funds and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Aberdeen Funds Class A purchase, possibly reducing the sales charge.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (at least $100,000 in Class A shares of Global Unconstrained Fixed Income Fund, Tax-Free Income Fund, Asia Bond Fund and Emerging Markets Debt Fund) and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class A and Class C Shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the

156

Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

	Amount of Purchase
Funds Purchased	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
U.S. Multi-Cap Equity Fund, Global Equity Fund, China Opportunities Fund, International Equity Fund, Focused U.S. Equity Fund, International Small Cap Fund, Asia-Pacific (ex-Japan) Equity Fund, Emerging Markets Fund, Funds-of-Funds, Japanese Equities Fund, U.S. Mid Cap Equity Fund and U.S. Small Cap Equity Fund*	1.00%	0.50%	0.25%
Tax-Free Income Fund, Global Unconstrained Fixed Income Fund, Emerging Markets Debt Fund and Asia Bond Fund	0.75%	0.50%	0.25%

* The maximum CDSC applicable to purchases of the U.S. Small Cap Equity Fund made prior to May 1, 2017 is 0.50%.  Effective May 1, 2017, the maximum CDSC is 1.00%.

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares; however, the CDSC shall not apply to redemptions of Class C shares that were purchased through a financial intermediary that was not paid a commission by the Fund’s distributor or Adviser at the time of purchase.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds. The CDSC is never imposed on dividends,

157

whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser may also pay and/or reimburse sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. Sub-transfer agency expenses generally include, but are not limited to, costs associated with recordkeeping, networking or other administrative services.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; one-time ticket charges or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(a) plans, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are

158

generally available to small and mid-sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares.  Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at NAV or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Class T Shares

If you buy Class T shares, you pay a sales charge at the time of purchase, but if you redeem your shares you pay no CDSC. Class T shares generally are available only through certain financial intermediaries that have entered into special arrangements with the Trust and/or the distributor. Other potential fees and expenses related to Class T shares are described in the Prospectus and in this SAI.

Class T shares are not eligible for any waivers or reductions of sales charges, including through the aggregation of shares, share repurchase privileges, rights of accumulation or a letter of intent, except that sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund. In addition, if your financial intermediary exchanges your Class A shares of a Fund for Class T shares of the same Fund, no front-end sales charge will be applied on Class T shares received in the exchange.

Additional fee waivers and fee reductions may be available to customers of certain financial intermediaries, as described under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

Redemptions

Generally, a Fund will pay you for shares that redeem one day after your redemption request is received, however, a Fund may take three days in certain circumstances. A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

159

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated and unaffiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) the redemption check is made payable to anyone other than the registered shareholder; (2) the redemption proceeds are mailed to an address other than the address of record; (3) your account address has changed within the past 15 calendar days; (4) the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; (5) the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days; or (6) ownership is being changed on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

160

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account), which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

Listed below are certain cases in which the Funds have elected, in their discretion, not to assess the Minimum Balance Fee.  These exceptions are subject to change:

•                  Accounts of shareholders that are held by intermediaries under the NSCC Fund/SERV system in Networking Level 0 (Trust) and Level 3 accounts;

•                  Individual Retirement Accounts;

•                  Retirement Plans including but not limited to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans; and

•                  Coverdell Educational Savings Accounts

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed.  Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

161

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees.  If there are no current day bids, the security is valued at the previously applied bid.  Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain

162

circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Funds’ Board of Trustees.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

SYSTEMATIC INVESTMENT STRATEGIES

Depending on the policies and procedures of your financial intermediary, some or all of the systematic investment strategies described below may not be available to you. Please contact your financial intermediary for more information.

Automatic Investment Plan - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost

163

Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.  Once you have opened an account with at least $1,000, you can contribute to an Automatic Investment Plan for as little as $50 a month in a Fund.

Systematic Exchange Plan and Dividend Moves - This systematic exchange plan is not available for Class T shareholders.  This plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan (“SWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A, Class C or Class T shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231. However, the following privileges may not be permitted by the policies and procedures of a financial intermediary through which you may purchase shares of the Funds. Please contact your financial intermediary for more information.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege — Class T shares are not eligible for exchange privileges, except as described under “Moving Share Classes in the Same Fund” in the prospectus.  With respect to other Classes of the Funds, the exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The

164

registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Except with respect to Class T shares, which do not permit inter-Fund exchanges, exchanges may be made among any of the funds of the Trust within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C, Institutional Service Class or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund.

If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

165

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write by regular mail to Aberdeen Funds, P.O. Box 55930, Boston, MA 02205-5930 or by overnight mail to Aberdeen Funds c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA 02021or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe,”  “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/usretail/, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on all Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not available with the Tax-Free Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

166

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectus - An updated prospectus will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 18 series of shares of beneficial interest, without par value and with the various classes listed:

167

FUND	SHARE CLASS
Aberdeen Asia Bond Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen China Opportunities Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Diversified Alternatives Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Diversified Income Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Dynamic Allocation Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Debt Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Focused U.S. Equity Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Global Equity Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Global Unconstrained Fixed Income Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen International Equity Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen International Small Cap Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Japanese Equities Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen Tax-Free Income Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen U.S. Mid Cap Equity Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen U.S. Multi-Cap Equity Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class
Aberdeen U.S. Small Cap Equity Fund	Class A, Class C, Class R, Class T, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully

168

paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The information discussed in this section applies generally to all of the Funds that are described in this SAI, but is supplemented or modified in additional separate sections that are provided below for Aberdeen Tax-Free Income Fund and the Funds-of-Funds.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net

169

investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.  Loss carryforwards stemming from pre-2011 taxable years are subject to an eight-year expiration.  In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

As of October 31, 2017, for U.S. federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
Asia Bond Fund	$3,881,440	Unlimited (Short-Term)
Asia Bond Fund	$1,299,836	Unlimited (Long-Term)
Asia-Pacific (ex-Japan) Equity Fund	$122,980,163	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	$78,984,921	Unlimited (Long-Term)
China Opportunities Fund	$1,509,922	Unlimited (Long-Term)
Diversified Income Fund	$36,677	Unlimited (Short-Term)
Diversified Alternatives Fund	$6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	$1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	$4,699,137	Unlimited (Short-Term)
Diversified Alternatives Fund	$1,719,649	Unlimited (Long-Term)
Diversified Income Fund	$558,982	Unlimited (Long-Term)
Dynamic Allocations Fund	$144,109	2018 (Short-Term)
Emerging Markets Debt Fund	$520,104	Unlimited (Short-Term)
Emerging Markets Debt Fund	$2,922,159	Unlimited (Long-Term)
Emerging Markets Fund	$88,493,046	Unlimited (Long-Term)
Global Equity Fund	$4,793,155	Unlimited (Long-Term)
International Equity Fund	$1,215,870	Unlimited (Short-Term)
International Equity Fund	$35,520,825	Unlimited (Long-Term)
Tax-Free Income Fund	$208,996	Unlimited (Short-Term)

170

Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.  The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund reported as

171

qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. A Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.

PFIC securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year.  If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income, as qualified dividends or as capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right

172

not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii) a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii) a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case

173

you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis — Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

174

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.  Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities.  Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income.  In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If

175

95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities.  A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction.  In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these

176

contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage

177

pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.  In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Backup Withholding

By law, each Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

178

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, a capital gain dividend reported by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REITs”). The sale of a U.S. real property interest (“USRPI”) by a Fund, or by a U.S.-REIT in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

Distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

179

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions in kind of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain.  If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to the reporting and tax withholding rules described above.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding.  A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence

180

procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Tax reform legislation commonly known as the Tax Cuts and Jobs Act was enacted on December 22, 2017.  The act makes significant changes to the U.S. federal income tax rules for individuals and corporations. The application of certain provisions of the act is uncertain, and the changes in the act may have indirect effects on a Fund, its investments and its shareholders that cannot be predicted. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

181

Additional Tax Information with respect to Aberdeen Tax-Free Income Fund

The tax information described in “Additional General Tax Information for All Funds” above applies to the Aberdeen Tax-Free Income Fund, except as noted in this section.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.  Derivatives on municipal securities generally produce taxable income or taxable loss, with certain exceptions.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  The Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax.  From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.

As a result of entering into swap contracts, the Fund may make or receive net periodic payments. The Fund may also make or receive a net periodic payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received by the Fund will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments paid by the Fund that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

182

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities.  Distributions of capital gains are taxable to you.  Distributions from net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax.  For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for U.S. federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, the Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

183

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Non-U.S. Investors

In general, exempt-interest dividends reported by the fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Additional Tax Information with respect to the Funds-of-Funds

Each of the Funds-of-Funds invests in one or more Underlying Funds that are classified as corporations for U.S. federal income tax purposes.  If an Underlying Fund is classified as a partnership, different tax rules may apply.  The tax consequences of an investment in a Fund-of-

184

Funds are generally the same as the consequences of investment in a non-Fund-of-Funds, except as noted below.

Distributions of Net Investment Income

A Fund-of-Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund-of-Funds.  Any distributions by a Fund-of-Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net long-term capital gains may be distributed to a Fund-of-Funds as capital gain distributions while any net short-term capital gains may be distributed to a Fund-of-Funds as ordinary income ineligible for offset by capital loss carryover at the Funds-of-Funds level.  A Fund-of-Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Realized losses on sales of shares of Underlying Funds will be subject to wash sale tax rules and may be subject to deferral, perhaps indefinitely. Distributions from net short-term capital gains are taxable to you as ordinary income.  Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund-of-Funds.  Capital gain will be distributed by a Fund-of-Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund-of-Funds.

Effect of Foreign Investments on Distributions

Gain or loss realized on the sale of debt securities is treated as ordinary income or loss by an Underlying Fund to the extent attributable to foreign exchange gain or loss.  This gain when distributed will be taxable to the Fund-of-Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund-of-Funds.  This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund-of-Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund-of-Funds.  A return of capital generally is not taxable to a Fund-of-Funds, but reduces the Fund-of-Funds’ tax basis in its shares of the Underlying Fund.  Any return of capital in excess of the Fund-of-Funds’ tax basis is taxable to the Fund-of-Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This could reduce such an Underlying Fund’s ordinary income distributions to a Fund-of-Funds and, in turn, to you.

Pass-through of foreign tax credits.  A Fund-of-Funds that primarily invests in Underlying Funds organized as corporations will be permitted to pass through a credit or deduction for its pro rata share of foreign withholding taxes paid by such Underlying Funds.

185

PFIC securities.  A Fund-of-Funds (through its investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Underlying Funds expect to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that an Underlying Fund, and in turn, a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund or Underlying Fund organized as a corporation is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund or Underlying Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund or Underlying Fund in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce a Fund’s distributions paid to you.

U.S. Government Securities

The income earned on certain U.S. Government securities is generally exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds.  Dividends paid by a Fund-of-Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. Government securities only indirectly by investing in an Underlying Fund.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

186

MAJOR SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.  As of January 31, 2018, the following shareholders were shown in the Trust’s records as owning more than 25% of a Fund’s shares.  The Trust does not know of any other person who owns beneficially more than 25% of any Fund’s shares except as set forth below.

Fund	Shareholder					Percent of the Fund Total Assets Held by the Shareholder
Aberdeen Emerging Markets Debt Fund	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	66.34%
Aberdeen Global Unconstrained Fixed Income Fund	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	28.36%
Aberdeen Global Unconstrained Fixed Income Fund	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	25.16%
Aberdeen International Equity Fund	MAC & CO	ATTN MUTUAL FUND OPS	500 GRANT ST	PITTSBURGH PA 15219-2502		39.87%
Aberdeen Japanese Equities Fund	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		78.18%
Aberdeen U.S. Mid Cap Equity Fund	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		92.31%

187

As of January 31, 2018, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of a Fund’s shares.  The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares except as set forth below.

Fund/Class	Shareholder					Percent of the Class Total Assets Held by the Shareholder
Aberdeen Asia Bond Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			43.20%
Aberdeen Asia Bond Fund Class A	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	36.79%
Aberdeen Asia Bond Fund Class A	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			7.15%
Aberdeen Asia Bond Fund Class C	ROBERT W BAIRD & CO. INC.	777 EAST WISCONSIN AVENUE	MILWAUKEE WI 53202-5391			25.06%
Aberdeen Asia Bond Fund Class C	STIFEL NICOLAUS & CO INC	GEORGE R GILL AND	501 N BROADWAY FL 8	SAINT LOUIS MO 63102-2137		21.57%
Aberdeen Asia Bond Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			17.79%
Aberdeen Asia Bond Fund Class C	STIFEL NICOLAUS & CO INC	JOANN TARMINA LIV TRUST	501 N BROADWAY FL 8	SAINT LOUIS MO 63102-2137		17.62%
Aberdeen Asia Bond Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	13.36%
Aberdeen Asia Bond Fund Class R	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Asia Bond Fund Institutional Class	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	31.63%
Aberdeen Asia Bond Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	29.00%
Aberdeen Asia Bond Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	13.41%
Aberdeen Asia Bond Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	11.63%
Aberdeen Asia Bond Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			7.05%
Aberdeen Asia Bond Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	17.63%
Aberdeen Asia Bond Fund Institutional Service Class	TD AMERITRADE	FBO FERNANDO L FERNANDEZ IRA	TD AMERITRADE CLEARING CUSTODIAN	2159 EL AMIGO RD	DEL MAR CA 92014-3025	13.87%
Aberdeen Asia Bond Fund Institutional Service Class	TD AMERITRADE	FBO ANGELA M DAVENPORT TRUSTEE OF THE A MACALUSO	ANGELA M DAVENPORT TR	104 PARKER LANE	YOUNGSVILLE LA 70592-6590	7.84%
Aberdeen Asia Bond Fund Institutional Service Class	TD AMERITRADE	FBO DOROTHY JUNE FREY TRUST AGREEMENTS	DOROTHY J FREY TR	9047 TWIN TRAILS CT	SAN DIEGO CA 92129-2523	7.47%
Aberdeen Asia Bond Fund Institutional	TD AMERITRADE	FBO THE FAMILY TRUST	GLENN C FREY TR	9047 TWIN TRAILS	SAN DIEGO CA	6.87%

188

Service Class				CT	92129-2523
Aberdeen Asia Bond Fund Institutional Service Class	TD AMERITRADE	FBO FERNANDEZ FAMILY TRUST	FERNANDO L & CARMEN FERNANDEZ TR	2159 EL AMIGO	DEL MAR CA 92014-3025	5.13%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class A	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	55.34%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class A	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			9.54%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			9.24%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class A	MERRILL LYNCH,PIERCE FENNER & SMITH	THE SOLE BENFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		5.81%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	70.85%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class C	MERRILL LYNCH,PIERCE FENNER & SMITH	THE SOLE BENFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		18.12%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class C	HILLTOP SECURITIES INC. FBO	MARY K KLENDA TRUST	MARY K KLENDA TTEE	PO BOX 509002	DALLAS TX 75250-9002	11.03%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class R	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	STRAFE & CO	FBO STERLING & FRANCINE CLARK ART I	PO BOX 6924	NEWARK DE 19714-6924		20.31%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	12.33%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	STRAFE & CO	FBO 2012 STEPHEN M BURNS IRR PERP T	PO BOX 6924	NEWARK DE 19714-6924		10.56%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	8.95%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	8.45%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			7.73%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	VANGUARD FIDUCIARY TRUST COMPANY	400 DEVON PARK DR	WAYNE PA 19087-1816			7.55%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	74.13%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Service Class	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	7.16%
Aberdeen China Opportunities Fund Class A	MLPFS	FOR SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		29.50%
Aberdeen China Opportunities Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		16.61%

189

Aberdeen China Opportunities Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	12.44%
Aberdeen China Opportunities Fund Class C	MLPF & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		10.44%
Aberdeen China Opportunities Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	8.70%
Aberdeen China Opportunities Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			8.49%
Aberdeen China Opportunities Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		6.97%
Aberdeen China Opportunities Fund Class C	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		6.24%
Aberdeen China Opportunities Fund Class C	UMB BANK NA	CUST IRA FBO CLEMENT O EMEHEL	1075 LAEL FOREST TRL	BURLINGTON NC 27215-9563		5.52%
Aberdeen China Opportunities Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			57.57%
Aberdeen China Opportunities Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		14.56%
Aberdeen China Opportunities Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	46.75%
Aberdeen China Opportunities Fund Institutional Class	MLPFS INC FOR	THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		32.02%
Aberdeen China Opportunities Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		6.93%
Aberdeen China Opportunities Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		6.68%
Aberdeen China Opportunities Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	85.48%
Aberdeen Diversified Alternatives Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	40.33%
Aberdeen Diversified Alternatives Fund Class A	MLPF & SMITH INC	FOR THE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		16.80%
Aberdeen Diversified Alternatives Fund Class A	RBC CAPITAL MARKETS LLC	THE ROVENS FAMILY REVOC TRUST	765 MARKET ST APT 32A	SAN FRANCISCO CA 94103-2040		7.09%
Aberdeen Diversified Alternatives Fund Class A	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	5.09%
Aberdeen Diversified Alternatives Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		35.11%
Aberdeen Diversified Alternatives Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOME	4800 DEER LAKE DRIVE EAST	JACKSONVILLE FL 32246-6484		15.36%
Aberdeen Diversified Alternatives Fund Class C	MORGAN STANLEY SMITH BARNEY	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		10.14%

190

	LLC	BENEFIT OF CUSTOMERS OF MSSB
Aberdeen Diversified Alternatives Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	9.74%
Aberdeen Diversified Alternatives Fund Class C	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	5.39%
Aberdeen Diversified Alternatives Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			85.69%
Aberdeen Diversified Alternatives Fund Class R	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		10.79%
Aberdeen Diversified Alternatives Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	23.84%
Aberdeen Diversified Alternatives Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		21.27%
Aberdeen Diversified Alternatives Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	13.90%
Aberdeen Diversified Alternatives Fund Institutional Class	MLPFS INC FOR	THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		10.51%
Aberdeen Diversified Alternatives Fund Institutional Class	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			9.20%
Aberdeen Diversified Alternatives Fund Institutional Service Class	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		53.16%
Aberdeen Diversified Alternatives Fund Institutional Service Class	MATRIX TRUST COMPANY CUST.	FBO GRETNA PUBLIC SCHOOLS 403(B) PLAN	717 17TH STREET	SUITE 1300	DENVER CO 80202-3304	46.84%
Aberdeen Diversified Income Fund Class A	MLPFS	FOR SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		31.34%
Aberdeen Diversified Income Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		10.24%
Aberdeen Diversified Income Fund Class A	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			6.30%
Aberdeen Diversified Income Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		35.57%
Aberdeen Diversified Income Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	25.53%
Aberdeen Diversified Income Fund Class C	MLPF & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		13.16%
Aberdeen Diversified Income Fund Class R	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		98.42%
Aberdeen Diversified Income Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		39.51%
Aberdeen Diversified Income Fund Institutional Class	MLPFS INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		21.99%
Aberdeen Diversified Income Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	13.40%
Aberdeen Diversified Income Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		12.31%

191

Aberdeen Diversified Income Fund Institutional Service Class	THOMAS A MCCULLOUGH	SHARON E MCCULLOUGH	JT TEN WROS	210 W SANTA FE TRL	KANSAS CITY MO 64145-1025	92.12%
Aberdeen Diversified Income Fund Institutional Service Class	ERIC C SANDS	BELINDA M SANDS	JT TEN WROS	5137 ALDER CT	HAMBURG NY 14075-3069	7.88%
Aberdeen Dynamic Allocation Fund Class A	MLPFS	FOR SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		36.07%
Aberdeen Dynamic Allocation Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		26.78%
Aberdeen Dynamic Allocation Fund Class C	MLPF & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		10.68%
Aberdeen Dynamic Allocation Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		8.15%
Aberdeen Dynamic Allocation Fund Class C	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			5.44%
Aberdeen Dynamic Allocation Fund Class R	ASCENSUS TRUST COMPANY	FBO PATRICIA PAVLOS DDS PA 401(K) PLAN	P.O. BOX 10758	FARGO ND 58106-0758		62.31%
Aberdeen Dynamic Allocation Fund Class R	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		18.10%
Aberdeen Dynamic Allocation Fund Class R	ASCENSUS TRUST COMPANY	FBO OMNI WATER CONSULTANTS 401K	P.O. BOX 10758	FARGO ND 58106-0758		13.10%
Aberdeen Dynamic Allocation Fund Institutional Class	MLPFS INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		37.99%
Aberdeen Dynamic Allocation Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		31.86%
Aberdeen Dynamic Allocation Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		14.21%
Aberdeen Dynamic Allocation Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	9.62%
Aberdeen Dynamic Allocation Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMES	ATTN MUTUAL FUNDS DEPT 4TH FLOOR	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995	5.77%
Aberdeen Dynamic Allocation Fund Institutional Service Class	ERIC C SANDS	BELINDA M SANDS	JT TEN WROS	5137 ALDER CT	HAMBURG NY 14075-3069	56.55%
Aberdeen Dynamic Allocation Fund Institutional Service Class	UMB BANK NA	CUST SEP IRA FBO MAHESH SIDDAPPA	5633 CROW LN	SAN JOSE CA 95123-3336		43.45%
Aberdeen Emerging Markets Debt Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			91.39%
Aberdeen Emerging Markets Debt Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			72.41%
Aberdeen Emerging Markets Debt Fund Class C	MLPFS INC	FOR THE SOLE BENEIFT OF CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		22.58%
Aberdeen Emerging Markets Debt Fund Class R	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			86.58%
Aberdeen Emerging Markets Debt Fund Class R	SAMMONS FINANCIAL	4546 CORPORATE DR STE 100	WDM IA 50266-5911			13.09%

192

	NETWORK LLC
Aberdeen Emerging Markets Debt Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	86.33%
Aberdeen Emerging Markets Debt Fund Institutional Class	WELLS FARGO BANK NA	FBO GBRA DBP D	PO BOX 1533	MINNEAPOLIS MN 55480-1533		10.34%
Aberdeen Emerging Markets Debt Fund Institutional Service Class	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Emerging Markets Fund Class A	CHARLES SCHWAB & CO INC	MUTUAL FUNDS OPS-TEAM 1	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	20.55%
Aberdeen Emerging Markets Fund Class A	MLPFS INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		18.81%
Aberdeen Emerging Markets Fund Class A	GREAT-WEST TRUST COMPANY LLC	FBO EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002		9.84%
Aberdeen Emerging Markets Fund Class A	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	7.86%
Aberdeen Emerging Markets Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		24.43%
Aberdeen Emerging Markets Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		20.98%
Aberdeen Emerging Markets Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOME	4800 DEER LAKE DRIVE EAST	JACKSONVILLE FL 32246-6484		20.45%
Aberdeen Emerging Markets Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	15.94%
Aberdeen Emerging Markets Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			82.96%
Aberdeen Emerging Markets Fund Class R	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			9.31%
Aberdeen Emerging Markets Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		5.91%
Aberdeen Emerging Markets Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	25.51%
Aberdeen Emerging Markets Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	21.01%
Aberdeen Emerging Markets Fund Institutional Class	WELLS FARGO BANK NA	FBO OMNIBUS ACCOUNT CASH/CASH	PO BOX 1533	MINNEAPOLIS MN 55480-1533		12.24%
Aberdeen Emerging Markets Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		5.76%
Aberdeen Emerging Markets Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	90.46%
Aberdeen Emerging Markets Fund Institutional Service Class	TD AMERITRADE TRUST COMPANY	ATTN HOUSE				6.94%

193

Aberdeen Focused U.S. Equity Fund Class A	MLPFS	FOR THE SOLE BENEFIT OF ITS CUST	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		21.94%
Aberdeen Focused U.S. Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	8.25%
Aberdeen Focused U.S. Equity Fund Class A	NATIONWIDE TRUST COMPANY	FSB C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		6.59%
Aberdeen Focused U.S. Equity Fund Class C	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		18.74%
Aberdeen Focused U.S. Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	15.33%
Aberdeen Focused U.S. Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		6.06%
Aberdeen Focused U.S. Equity Fund Class R	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			49.68%
Aberdeen Focused U.S. Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			42.59%
Aberdeen Focused U.S. Equity Fund Class R	ASCENSUS TRUST COMPANY	FBO YANKTON SURGICAL ASSOC. 401(K)	P.O. BOX 10758	FARGO ND 58106-0758		6.24%
Aberdeen Focused U.S. Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	26.10%
Aberdeen Focused U.S. Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	18.61%
Aberdeen Focused U.S. Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	11.34%
Aberdeen Focused U.S. Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			9.44%
Aberdeen Focused U.S. Equity Fund Institutional Class	WELLS FARGO BANK NA FBO	HOUSTON LIVESTOCK SHOW D	PO BOX 1533	MINNEAPOLIS MN 55480-1533		8.94%
Aberdeen Focused U.S. Equity Fund Institutional Class	MERRILL LYNCH PIERCE FENNER & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOME	4800 DEER LAKE DRIVE EAST	JACKSONVILLE FL 32246-6484		6.82%
Aberdeen Focused U.S. Equity Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		6.48%
Aberdeen Focused U.S. Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	77.19%
Aberdeen Focused U.S. Equity Fund Institutional Service Class	FIIOC	FBO THE WIDEWATERS GROUP INC	RETIREMENT SAVINGS PLAN	100 MAGELLAN WAY	COVINGTON KY 41015-1987	22.24%
Aberdeen Global Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	21.99%
Aberdeen Global Equity Fund Class A	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		9.98%
Aberdeen Global Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		31.79%

194

		MSSB
Aberdeen Global Equity Fund Class C	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		16.34%
Aberdeen Global Equity Fund Class C	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	8.32%
Aberdeen Global Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		6.80%
Aberdeen Global Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	6.76%
Aberdeen Global Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	6.71%
Aberdeen Global Equity Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		46.77%
Aberdeen Global Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			26.65%
Aberdeen Global Equity Fund Class R	MID ATLANTIC TRUST COMPANY	FBO MILAN SUPPLY COMPANY	1251 WATERFRONT PLACE, SUITE 525	PITTSBURGH PA 15222-4228		7.60%
Aberdeen Global Equity Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		51.14%
Aberdeen Global Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	14.26%
Aberdeen Global Equity Fund Institutional Class	MERRILL LYNCH PIERCE FENNER & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOME	4800 DEER LAKE DRIVE EAST	JACKSONVILLE FL 32246-6484		11.02%
Aberdeen Global Equity Fund Institutional Class	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			5.95%
Aberdeen Global Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPARTMENT	499 WASHINGTON BLVD FL 4	JERSEY CITY NJ 07310-1995	98.55%
Aberdeen Global Unconstrained Fixed Income Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	20.61%
Aberdeen Global Unconstrained Fixed Income Fund Class A	UMB BANK NA	CUST IRA FBO PAMELA S GARDNER	490 ASPEN LOOP	PAWLEYS ISL SC 29585-8028		11.45%
Aberdeen Global Unconstrained Fixed Income Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		8.27%
Aberdeen Global Unconstrained Fixed Income Fund Class A	AMERICAN ENTERPRISE INV SVCS	707 2ND AVE S	MINNEAPOLIS MN 55402-2405			5.74%
Aberdeen Global Unconstrained Fixed Income Fund Class A	UMB BANK NA	CUST ROTH IRA FBO RANDALL J BERGESON	8692 STATE ROAD 23	DARLINGTON WI 53530-9775		5.51%
Aberdeen Global Unconstrained Fixed Income Fund Class A	UMB BANK NA	CUST IRA FBO PETER L AIOSSA	11 MARSDALE ST	ALBANY NY 12208-1506		5.01%
Aberdeen Global Unconstrained Fixed Income Fund Class C	RBC CAPITAL MARKETS LLC	THOMAS P MURPHY	INDIVIDUAL RETIREMENT ACCOUNT	15929 VIA ALAMITOS	SAN LORENZO CA 94580-1434	34.18%

195

Aberdeen Global Unconstrained Fixed Income Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		18.80%
Aberdeen Global Unconstrained Fixed Income Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			17.72%
Aberdeen Global Unconstrained Fixed Income Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	17.70%
Aberdeen Global Unconstrained Fixed Income Fund Class C	AMERICAN ENTERPRISE INV SVCS	707 2ND AVENUE SOUTH	MINNEAPOLIS MN 55402-2405			5.18%
Aberdeen Global Unconstrained Fixed Income Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	65.97%
Aberdeen Global Unconstrained Fixed Income Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPARTM 4TH FLOOR	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	17.45%
Aberdeen Global Unconstrained Fixed Income Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		13.99%
Aberdeen Global Unconstrained Fixed Income Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	35.77%
Aberdeen Global Unconstrained Fixed Income Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	31.74%
Aberdeen International Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	20.97%
Aberdeen International Equity Fund Class A	MLPF & S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		14.54%
Aberdeen International Equity Fund Class A	STATE STREET BANK	FBO MSDW 401K PRODUCT	1 LINCOLN ST FL 1	BOSTON MA 02111-2901		10.42%
Aberdeen International Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			9.62%
Aberdeen International Equity Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			20.71%
Aberdeen International Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		17.85%
Aberdeen International Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		13.88%
Aberdeen International Equity Fund Class C	MLPF & SMITH INC	FOR THE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		13.25%
Aberdeen International Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	7.52%
Aberdeen International Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			7.08%
Aberdeen International Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	5.83%
Aberdeen International Equity Fund Class R	PIMS/PRUDENTIAL RETIREMENT	AS NOMINEE FOR THE TTEE/CUST PL	UNIFORMED FIREFIGHTERS ASSN	204 E 23RD ST - 3RD FL	NEW YORK NY 10010-4628	27.02%

196

Aberdeen International Equity Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		22.46%
Aberdeen International Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			17.70%
Aberdeen International Equity Fund Institutional Class	MAC & CO A/C 727729	ATTN MUTUAL FUND OPS	500 GRANT ST	PITTSBURGH PA 15219-2502		57.12%
Aberdeen International Equity Fund Institutional Class	BOARD OF GEN EMPLOYEES TTEE	RET SYSTEM CITY OF FT LAUDERDALE	TRST GEN RET	316 NE 4TH ST STE 2	FT LAUDERDALE FL 33301-3356	13.72%
Aberdeen International Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905		8.22%
Aberdeen International Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	5.43%
Aberdeen International Equity Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	21.75%
Aberdeen International Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	13.16%
Aberdeen International Equity Fund Institutional Service Class	JOHN HANCOCK LIFE INSURANCE	COMPANY USA	RPS TRADING	601 CONGRESS ST	BOSTON MA 02210-2805	5.63%
Aberdeen International Small Cap Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	26.83%
Aberdeen International Small Cap Fund Class A	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	8.72%
Aberdeen International Small Cap Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		31.50%
Aberdeen International Small Cap Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	21.83%
Aberdeen International Small Cap Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		12.78%
Aberdeen International Small Cap Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			9.74%
Aberdeen International Small Cap Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			7.21%
Aberdeen International Small Cap Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			45.51%
Aberdeen International Small Cap Fund Class R	MERRILL LYNCH PIERCE FENNER & SMITH INC	BUILDING 1 TEAM A FL 2	4800 DEER LAKE DR EAST	JACKSONVILLE FL 32246-6484		31.04%
Aberdeen International Small Cap Fund Class R	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			6.70%
Aberdeen International Small Cap Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	19.03%
Aberdeen International Small Cap Fund Institutional Class	MORGAN STANLEY SMITH BARNEY	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		16.21%

197

	LLC	BENEFIT OF CUSTOMERS OF MSSB
Aberdeen International Small Cap Fund Institutional Class	NORTHERN TRUST	AS CUSTODIAN FBO WOODCOCK FINANCIAL 2652211	PO BOX 92956	CHICAGO IL 60675-2956		14.45%
Aberdeen International Small Cap Fund Institutional Class	NORTHERN TRUST CO CUSTODIAN	FBO WOODCOCK INVESTMENT	PO BOX 92956	CHICAGO IL 60675-2956		13.35%
Aberdeen International Small Cap Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	10.08%
Aberdeen International Small Cap Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		7.22%
Aberdeen International Small Cap Fund Institutional Service Class	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		93.01%
Aberdeen Japanese Equities Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			90.13%
Aberdeen Japanese Equities Fund Class A	DOUGLAS H MORI	1767 PUTNEY RD	PASADENA CA 91103-1142			5.38%
Aberdeen Japanese Equities Fund Class C	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Japanese Equities Fund Class R	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Japanese Equities Fund Institutional Class	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Japanese Equities Fund Institutional Service Class	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Tax-Free Income Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		7.83%
Aberdeen Tax-Free Income Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		33.96%
Aberdeen Tax-Free Income Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	30.57%
Aberdeen Tax-Free Income Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		17.42%
Aberdeen Tax-Free Income Fund Class R	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen Tax-Free Income Fund Institutional Service Class	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		60.55%
Aberdeen Tax-Free Income Fund Institutional Service Class	UMB BANK NA	CUST IRA FBO MARK H INLOW	2117 N 10TH ST	TERRE HAUTE IN 47804-2306		39.45%
Aberdeen U.S. Mid Cap Equity Fund Class A	UMB BANK NA	CUST ROLLOVER IRA FBO JACK F NICHOLSON JR	3207 W MOUNT ZION RD	CRESTWOOD KY 40014-9640		64.18%
Aberdeen U.S. Mid Cap Equity Fund Class A	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		29.71%
Aberdeen U.S. Mid Cap Equity Fund Class C	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%

198

Aberdeen U.S. Mid Cap Equity Fund Class R	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen U.S. Mid Cap Equity Fund Institutional Class	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		98.28%
Aberdeen U.S. Mid Cap Equity Fund Institutional Service Class	ABERDEEN ASSET MANAGEMENT	SEED ACCOUNT	1735 MARKET ST FL 32	PHILADELPHIA PA 19103-7503		100.00%
Aberdeen U.S. Multi-Cap Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	9.38%
Aberdeen U.S. Multi-Cap Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		19.12%
Aberdeen U.S. Multi-Cap Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		16.10%
Aberdeen U.S. Multi-Cap Equity Fund Class C	MLPF & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		11.62%
Aberdeen U.S. Multi-Cap Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	11.29%
Aberdeen U.S. Multi-Cap Equity Fund Class C	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	7.97%
Aberdeen U.S. Multi-Cap Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			5.50%
Aberdeen U.S. Multi-Cap Equity Fund Class R	MLPF&S INC	FOR THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		53.50%
Aberdeen U.S. Multi-Cap Equity Fund Class R	SEI PRIVATE TRUST COMPANY	C/O GWP US ADVISORS	1 FREEDOM VALLEY DRIVE	OAKS PA 19456-9989		46.41%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		26.03%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	18.77%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		18.41%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	MLPFS INC	FOR THE SOLE BENEFIT OF CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		11.63%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	10.44%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			5.70%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	22.92%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Service Class	NAT’L FINANCIAL SVCS CORP	FBO CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010		12.42%
Aberdeen U.S. Small Cap Equity Fund Class A	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	9.16%

199

Aberdeen U.S. Small Cap Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	8.35%
Aberdeen U.S. Small Cap Equity Fund Class A	MLPF & SMITH INC FOR	THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		8.30%
Aberdeen U.S. Small Cap Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			6.88%
Aberdeen U.S. Small Cap Equity Fund Class A	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	6.85%
Aberdeen U.S. Small Cap Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		22.99%
Aberdeen U.S. Small Cap Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	1300 THAMES ST WHARF 6TH FL	BALTIMORE MD 21231-3496		16.38%
Aberdeen U.S. Small Cap Equity Fund Class C	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		15.30%
Aberdeen U.S. Small Cap Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	9.43%
Aberdeen U.S. Small Cap Equity Fund Class C	RAYMOND JAMES	OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	6.93%
Aberdeen U.S. Small Cap Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			6.47%
Aberdeen U.S. Small Cap Equity Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		74.31%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		29.57%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	22.38%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	15.23%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	MLPFS INC FOR	THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		7.06%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F	SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761	5.24%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	25.03%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	PIMS/PRUDENTIAL RETIREMENT	AS NOMINEE FOR THE TTEE/CUST PL	FRESENIUS KABI USA, LLC SAVINGS	THREE CORPORATE DRIVE	LAKE ZURICH IL 60047-8930	19.37%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226	OMAHA NE 68103-2226		18.85%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	10.71%

200

FINANCIAL STATEMENTS

KPMG is the Funds’ independent registered public accounting firm.  KPMG audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2017, as set forth in the Funds’ annual report to shareholders, including the report of KPMG, are incorporated by reference into this SAI.  No other parts of any annual report are incorporated by reference herein. A copy of the annual reports may be obtained upon request and without charge by writing to Aberdeen Funds c/o DST Asset Manager Solutions, Inc. at 30 Dan Road, Canton, MA 02021 or by calling 866-667-9231.

201

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (“Adviser”), Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Asset Management Asia Limited (“AAMAL”) (collectively referred to as “Aberdeen”)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the Aberdeen Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or, after August 14, 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the Aberdeen Group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)
Ralph Bassett Focused U.S. Equity Fund U.S. Mid Cap Equity Fund U.S. Multi-Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 10 accounts, $730.51 total assets Other Accounts: 11 accounts, $268.10 total assets
Douglas Burtnick Focused U.S. Equity Fund U.S. Mid Cap Equity Fund U.S. Multi-Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 10 accounts, $730.51 total assets Other Accounts: 11 accounts, $268.10 total assets
Jason Kotik Focused U.S. Equity Fund U.S. Mid Cap Equity Fund U.S. Multi-Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 10 accounts, $730.51 total assets Other Accounts: 11 accounts, $268.10 total assets
Qie Zhang U.S. Mid Cap Equity Fund	Registered Investment Companies: 3 accounts, $2,330.10 total assets Other Pooled Investment Vehicles: 10 accounts, $730.51 total assets Other Accounts: 11 accounts, $268.10 total assets
Fran Radano Focused U.S. Equity Fund U.S. Mid Cap Equity Fund U.S. Multi-Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 10 accounts, $730.51 total assets Other Accounts: 11 accounts, $268.10 total assets
Edward Grant Tax-Free Income Fund	Registered Investment Companies: 1 account, $316.91 total assets Other Pooled Investment Vehicles: 7 accounts, $338.19 total assets Other Accounts: 18 accounts, $2,923.93 total assets
Lesya Paisley Tax-Free Income Fund	Registered Investment Companies: 1 account, $316.91 total assets Other Pooled Investment Vehicles: 7 accounts, $338.19 total assets Other Accounts: 18 accounts, $2,923.93 total assets
Mike Turner Diversified Income Fund Dynamic Allocation Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 210 accounts, $18,665.68 total assets
Other Accounts: 433 accounts, $104,567.72 total assets (2 accounts, $85.84 total assets of which the advisory fee is based on performance)

Kevin Lyons Diversified Alternatives Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 25 accounts, $1,083.80 total

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)

assets (12 accounts, $597.97 total assets of which the advisory fee is based on performance)
Other Accounts: 11 accounts, $9,309.64 total assets (1 account, $143.46 total assets of which the advisory fee is based on performance)

Russell Barlow Diversified Alternatives Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 25 accounts, $1,083.80 total assets (12 accounts, $597.97 total assets of which the advisory fee is based on performance)
Other Accounts: 11 accounts, $9,309.64 total assets (1 account, $143.46 total assets of which the advisory fee is based on performance)

Robert Minter Diversified Alternatives Fund Diversified Income Fund Dynamic Allocation Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 235 accounts, $19,749.48 total assets (12 accounts, $597.97 total assets of which the advisory fee is based on performance)
Other Accounts: 444 accounts, $113,877.36 total assets (3 accounts, $229.30 total assets of which the advisory fee is based on performance)

Darren Wolf Diversified Alternatives Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 25 accounts, $1,083.80 total assets (12 account, $597.97 total assets of which the advisory fee is based on performance)
Other Accounts: 11 accounts, $9,309.64 total assets (1 account, $143.46 total assets of which the advisory fee is based on performance)

Ian McDonald Diversified Income Fund Dynamic Allocation Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 210 accounts, $18,665.68 total assets
Other Accounts: 433 accounts, $104,567.72 total assets (2 accounts, $85.84 total assets of which the advisory fee is based on performance)

Richard Dunbar Diversified Income Fund Dynamic Allocation Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 210 accounts, $18,665.68 total assets
Other Accounts: 433 accounts, $104,567.72 total assets (2 accounts, $85.84 total assets of which the advisory fee is based on performance)

Stephen Docherty Global Equity Fund International Equity Fund International Small Cap Fund

Registered Investment Companies: 2 accounts, $312.91 total assets
Other Pooled Investment Vehicles: 35 accounts, $7,765.30 total assets (1 account, $2,339.97 total assets of which the advisory fee is based on performance)
Other Accounts: 31 accounts, $8,638.07 total assets (1 account, $168.63 total assets of which the advisory fee is based on performance)

Bruce Stout Global Equity Fund International Equity Fund International Small Cap Fund

Registered Investment Companies: 2 accounts, $312.91 total assets
Other Pooled Investment Vehicles: 35 accounts, $7,765.30 total assets (1 account, $2,339.97 total assets of which the advisory fee is based on performance)
Other Accounts: 31 accounts, $8,638.07 total assets (1 account, $168.63 total assets of which the advisory fee is based on

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)
performance)
Samantha Fitzpatrick Global Equity Fund International Equity Fund International Small Cap Fund

Registered Investment Companies: 2 accounts, $312.91 total assets
Other Pooled Investment Vehicles: 35 accounts, $7,765.30 total assets (1 account, $2,339.97 total assets of which the advisory fee is based on performance)
Other Accounts: 31 accounts, $8,638.07 total assets (1 account, $168.63 total assets of which the advisory fee is based on performance)

Jamie Cumming Global Equity Fund International Equity Fund International Small Cap Fund

Registered Investment Companies: 2 accounts, $312.91 total assets
Other Pooled Investment Vehicles: 35 accounts, $7,765.30 total assets (1 account, $2,339.97 total assets of which the advisory fee is based on performance)
Other Accounts: 31 accounts, $8,638.07 total assets (1 account, $168.63 total assets of which the advisory fee is based on performance)

Martin Connaghan Global Equity Fund International Equity Fund International Small Cap Fund

Registered Investment Companies: 2 accounts, $312.91 total assets
Other Pooled Investment Vehicles: 35 accounts, $7,765.30 total assets (1 account, $2,339.97 total assets of which the advisory fee is based on performance)
Other Accounts: 31 accounts, $8,638.07 total assets (1 account, $168.63 total assets of which the advisory fee is based on performance)

Devan Kaloo Emerging Markets Fund

Registered Investment Companies: 13 accounts, $2,584.14 total assets
Other Pooled Investment Vehicles: 25 accounts, $14,520.82 total assets
Other Accounts: 58 accounts, $13,735.62 total assets (6 accounts, $1,309.11 total assets of which the advisory fee is based on performance)

Joanne Irvine Emerging Markets Fund

Registered Investment Companies: 13 accounts, $2,584.14 total assets
Other Pooled Investment Vehicles: 25 accounts, $14,520.82 total assets
Other Accounts: 58 accounts, $13,735.62 total assets (6 accounts, $1,309.11 total assets of which the advisory fee is based on performance)

Mark Gordon-James Emerging Markets Fund

Registered Investment Companies: 13 accounts, $2,584.14 total assets
Other Pooled Investment Vehicles: 25 accounts, $14,520.82 total assets
Other Accounts: 58 accounts, $13,735.62 total assets (6 accounts, $1,309.11 total assets of which the advisory fee is based on performance)

Kevin Daly Emerging Markets Debt Fund

Registered Investment Companies: 2 accounts, $214.06 total assets
Other Pooled Investment Vehicles: 16 accounts, $2,925.85 total assets
Other Accounts: 23 accounts, $4,091.03 total assets (1 account, $154.30 total assets of which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)
Brett Diment Emerging Markets Debt Fund

Registered Investment Companies: 2 accounts, $214.06 total assets
Other Pooled Investment Vehicles: 16 accounts, $2,925.85 total assets
Other Accounts: 23 accounts, $4,091.03 total assets (1 account, $154.30 total assets of which the advisory fee is based on performance)

Edwin Gutierrez Emerging Markets Debt Fund

Registered Investment Companies: 2 accounts, $214.06 total assets
Other Pooled Investment Vehicles: 16 accounts, $2,925.85 total assets
Other Accounts: 23 accounts, $4,091.03 total assets (1 account, $154.30 total assets of which the advisory fee is based on performance)

Viktor Szabó Emerging Markets Debt Fund

Registered Investment Companies: 2 accounts, $214.06 total assets
Other Pooled Investment Vehicles: 16 accounts, $2,925.85 total assets
Other Accounts: 23 accounts, $4,091.03 total assets (1 account, $154.30 total assets of which the advisory fee is based on performance)

Andrew Stanners Emerging Markets Debt Fund

Registered Investment Companies: 2 accounts, $214.06 total assets
Other Pooled Investment Vehicles: 16 accounts, $2,925.85 total assets
Other Accounts: 23 accounts, $4,091.03 total assets (1 account, $154.30 total assets of which the advisory fee is based on performance)

Richard Smith Global Unconstrained Fixed Income Fund

Registered Investment Companies: 1 accounts, $112.36 total assets
Other Pooled Investment Vehicles: 14 accounts, $2,324.78 total assets
Other Accounts: 24 accounts, $2,108.91 total assets (1 account, $129.25 total assets of which the advisory fee is based on performance)

József Szabó Global Unconstrained Fixed Income Fund

Registered Investment Companies: 1 accounts, $112.36 total assets
Other Pooled Investment Vehicles: 14 accounts, $2,324.78 total assets
Other Accounts: 24 accounts, $2,108.91 total assets (1 account, $129.25 total assets of which the advisory fee is based on performance)

James Athey Global Unconstrained Fixed Income Fund

Registered Investment Companies: 1 accounts, $112.36 total assets
Other Pooled Investment Vehicles: 14 accounts, $2,324.78 total assets
Other Accounts: 24 accounts, $2,108.91 total assets (1 account, $129.25 total assets of which the advisory fee is based on performance)

Oliver Boulind Global Unconstrained Fixed Income Fund

Registered Investment Companies: 1 accounts, $112.36 total assets
Other Pooled Investment Vehicles: 14 accounts, $2,324.78 total assets
Other Accounts: 24 accounts, $2,108.91 total assets (1 account, $129.25 total assets of which the advisory fee is based on performance)

Emma Jack Global Unconstrained Fixed Income Fund	Registered Investment Companies: 1 accounts, $112.36 total assets Other Pooled Investment Vehicles: 14 accounts, $2,324.78 total assets Other Accounts: 24 accounts, $2,108.91 total assets (1 account,

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)
$129.25 total assets of which the advisory fee is based on performance)
Hugh Young Asia-Pacific (Ex-Japan) Equity Fund China Opportunities Fund Emerging Markets Fund Japanese Equities Fund

Registered Investment Companies: 20 accounts, 3,728.80 total assets
Other Pooled Investment Vehicles: 82 accounts, $32,301.95 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,428.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Flavia Cheong Asia-Pacific (Ex-Japan) Equity Fund China Opportunities Fund Emerging Markets Fund Japanese Equities Fund

Registered Investment Companies: 20 accounts, 3,728.80 total assets
Other Pooled Investment Vehicles: 82 accounts, $32,301.95 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 115 accounts, $25,428.62 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Adrian Lim Asia-Pacific (Ex-Japan) Equity Fund Japanese Equities Fund

Registered Investment Companies: 7 accounts, $1,045.15 total assets
Other Pooled Investment Vehicles: 57 accounts, $17,781.13 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 56 accounts, $11,693.00 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Gan Ai-Mee Japanese Equities Fund

Registered Investment Companies: 8 accounts, $1,315.07 total assets
Other Pooled Investment Vehicles: 57 accounts, $17,781.13 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 56 accounts, $11,693.00 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Christopher Wong Asia-Pacific (Ex-Japan) Equity Fund

Registered Investment Companies: 8 accounts, $1,046.24 total assets
Other Pooled Investment Vehicles: 57 accounts, $17,781.13 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 56 accounts, $11,693.00 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Nicholas Yeo China Opportunities Fund

Registered Investment Companies: 8 accounts, $1,044.67 total assets
Other Pooled Investment Vehicles: 57 accounts, $17,781.13 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 56 accounts, $11,693.00 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on performance)

Nicholas Chui China Opportunities Fund

Registered Investment Companies: 8 accounts, $1,044.67 total assets
Other Pooled Investment Vehicles: 57 accounts, $17,781.13 total assets (2 accounts, $370.35 total assets of which the advisory fee is based on performance)
Other Accounts: 56 accounts, $11,693.00 total assets (15 accounts, $4,578.95 total assets of which the advisory fee is based on

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)
performance)
Adam McCabe Asia Bond Fund	Registered Investment Companies: 1 account, $1,488.44 total assets Other Pooled Investment Vehicles: 20 accounts, $804.89 total assets Other Accounts: 3 accounts, $36.22 total assets
Thomas Drissner Asia Bond Fund	Registered Investment Companies: 1 account, $1,488.44 total assets Other Pooled Investment Vehicles: 20 accounts, $804.89 total assets Other Accounts: 3 accounts, $36.22 total assets
Kenneth Akintewe Asia Bond Fund	Registered Investment Companies: 1 account, $1,488.44 total assets Other Pooled Investment Vehicles: 20 accounts, $804.89 total assets Other Accounts: 3 accounts, $36.22 total assets
Jeremy Teng Asia Bond Fund	Registered Investment Companies: 1 account, $1,488.44 total assets Other Pooled Investment Vehicles: 20 accounts, $804.89 total assets Other Accounts: 3 accounts, $36.22 total assets
Lin-Jing Leong Asia Bond Fund	Registered Investment Companies: 1 account, $1,488.44 total assets Other Pooled Investment Vehicles: 20 accounts, $804.89 total assets Other Accounts: 3 accounts, $36.22 total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Managers Limited and Aberdeen Asset Management Asia Limited

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.

APPENDIX B — DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A.                                    Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.                                      Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•                  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•                  The nature and provisions of the financial obligation, and the promise we impute; and

•                  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.                                      Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR - An issuer designated ‘NR’ is not rated.

B.                                    Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Issuers assessed Aaa are judged to have the highest intrinsic, or standalone, financial strength, and thus subject to the lowest level of credit risk absent any possibility of extraordinary support from an affiliate or a government.

Aa - Issuers assessed Aa are judged to have high intrinsic, or standalone, financial strength, and thus subject to very low credit risk absent any possibility of extraordinary support from an affiliate or a government.

A - Issuers assessed A are judged to have upper-medium-grade intrinsic, or standalone, financial strength, and thus subject to low credit risk absent any possibility of extraordinary support from an affiliate or a government.

Baa - Issuers assessed Baa are judged to have medium-grade intrinsic, or standalone, financial strength, and thus subject to moderate credit risk and, as such, may possess certain speculative credit elements absent any possibility of extraordinary support from an affiliate or a government.

Ba - Issuers assessed Ba are judged to have speculative intrinsic, or standalone, financial strength, and are subject to substantial credit risk absent any possibility of extraordinary support from an affiliate or a government.

B - Issuers assessed B are judged to have speculative intrinsic, or standalone, financial strength, and are subject to high credit risk absent any possibility of extraordinary support from an affiliate or a government.

Caa - Issuers assessed Caa are judged to have speculative intrinsic, or standalone, financial strength, and are subject to very high credit risk absent any possibility of extraordinary support from an affiliate or a government.

Ca - Issuers assessed Ca have highly speculative intrinsic, or standalone, financial strength, and are likely to be either in, or very near, default, with some prospect for recovery of principal and interest; or, these issuers have avoided default or are expected to avoid default through the provision of extraordinary support from an affiliate or a government.

C - Issuers assessed C are typically in default, with little prospect for recovery of principal or interest; or, these issuers are benefiting from a government or affiliate support but are likely to be liquidated over time; without support there would be little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may,

nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

 MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.3 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of June 1, 2017

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the Aberdeen Advisers investment managers and are based on their knowledge of the company and discussions with management — Aberdeen Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. Where contentious issues arise in relation to motions put before a shareholders’ meeting, Aberdeen Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Aberdeen Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, Aberdeen is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen invests in other funds managed by Aberdeen.

For cases involving potential conflicts of interest, Aberdeen Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of Aberdeen Advisers’ conflicts of interest policy is simple — to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

The first step is to identify any significant potential conflicts of interest in advance by highlighting those stocks where a potential conflict may arise. These stocks are recorded in a conflicts of interest database.

The provisional voting decision made by a fund manager or other individual will be compared against any third party proxy voting research or recommendations. For those cases where there is a contentious issue, including among others those cases where there is a difference between the provisional voting decision and the third party voting recommendation, the rationale will need to be more detailed than in a standard case. The process for handling these cases will be overseen

C-1

by the designated corporate governance specialist, but in active portfolios the final decision on contentious proxy voting matters rests with the respective regional head of equities.

This policy has been developed by the Aberdeen corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group.

C-2

PART C: OTHER INFORMATION

Item 28.                                                  Exhibits

(a)                                 (1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1 of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on March 13, 2008 (Accession Number 0001104659-08-017390).

(a)                                 Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(c)                                  Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(d)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(e)                                  Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(f)                                   Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(g)                                  Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond

Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674) (“Post-Effective Amendment No. 43”).

(h)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(i)                                     Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904) (“Post-Effective Amendment No. 67”).

(j)                                    Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Japanese Equities Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 69 filed on November 25, 2015 (Accession Number 0001104659-15-081471) (“Post-Effective Amendment No. 69”).

(k)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(k)                                 Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b)                                 Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s initial Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

(c)                                  (1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)                                 (1) Investment Advisory Agreement dated February 7, 2008 between Registrant and Aberdeen Asset Management Inc. (“AAMI”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)         Amendment and Amended Exhibit A to the 2008 Advisory Agreement between Registrant and AAMI is filed herewith.

(2) Investment Advisory Agreement dated November 13, 2015 between Registrant and AAMI (the “2015 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.2 of Post-Effective Amendment No. 69 on November 25, 2015.

(a)                                 Amendment to the 2015 Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 72 filed on February 29, 2016.

(3) Subadvisory Agreement between Registrant, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(a)         Exhibit A to the Subadvisory Agreement between Registrant, AAMI and AAMAL incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed on August 15, 2016 (Accession Number 0001104659-16-139760) (“Post-Effective Amendment No. 75”).

(4) Subadvisory Agreement between Registrant, AAMI and Aberdeen Asset Managers Limited (“AAML”) is incorporated by reference to Exhibit EX-99.d.4 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(a)                                 Amended Exhibit A to the Subadvisory Agreement between Registrant, AAMI and AAML is incorporated by reference to Exhibit EX-99.d.4.a of Post-Effective Amendment No. 77 filed on December 29, 2016.

(5)  Investment Advisory Agreement between Registrant and AAMI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(4)  Subadvisory Agreement between Registrant, AAMI and AAML with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund and Aberdeen Realty Income & Growth Fund to be filed by amendment.

(e)                                  (1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                 Amended Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2017 (Accession Number 0001104659-17-012584) (“Post-Effective Amendment No. 79”).

(b)                                 Amended Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A as filed on September 14, 2017 (Accession Number 0001104659-17-057178) (“Post-Effective Amendment No. 81”).

(f)                                   Not Applicable.

(g)                                  (1) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(a)                                 Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)                                 Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 82 filed on November 15, 2017.

(c)                                  Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(h)                                 (1) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)                                 Amended Exhibit B to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1.a of Post-Effective Amendment No. 82 filed on November 15, 2017.

(b)                                 Amended Exhibit B to the Fund Administration Agreement between Registrant and AAMI for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(2) Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(a)                                 Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)                                 Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is

incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(c)                                  Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(d)                                 Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 82 filed on November 15, 2017.

(e)                                  Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(3) Sub-Administration Agreement between AAMI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(a)                                 Funds Letter and Amended Schedule A to the Sub-Administration Agreement between AAMI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 82 filed on November 15, 2017.

(b)                                 Funds Letter and Amended Schedule A to the Sub-Administration Agreement between AAMI and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(a)                                 Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.a of Post-Effective Amendment No. 71 filed on December 16, 2015.

(b)                                 Amendment to Administrative Services Plan incorporated by reference to Exhibit EX-99.h.4.c of Post-Effective Amendment No. 72 filed on February 29, 2016.

(c)                                  Second Amendment to Administrative Services Plan is incorporated by reference to Exhibit EX-99.h,4,c of Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A as filed on June 16, 2016 (Accession Number 0001104659-16-127716) (“Post-Effective Amendment No. 74”).

(d)                                 Third Amendment to Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.d of Post-Effective Amendment No. 79 filed on February 28, 2017.

(d)                                 Fourth Amendment to Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.d of Post-Effective Amendment No. 81 filed on September 14, 2017.

(e)                                  Amendment to Administrative Services Plan for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 81 filed on September 14, 2017.

(6) Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 filed on December 29, 2016.

(a)                                 Amended Exhibit A to the Amended and Restated Expense Limitation Agreement is filed herewith.

(7)  Expense Limitation Agreement between the Registrant and AAMI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(i)                                     (1) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia Bond Institutional Fund, Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.3 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(3) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.4 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(4) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Institutional Service Class Shares of Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.5 of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A as filed on November 6, 2009 (Accession Number 0001421877-09-000283) (“Post-Effective Amendment No. 21”).

(5) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Stradley Ronon

Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.6 of Post-Effective Amendment No. 21 filed on November 6, 2009.

(6) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(7) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(8) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.i.10 of Post-Effective Amendment No. 43 filed on December 15, 2011.

(9) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX 99.i.11 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(10) Opinion and Consent of Counsel that Class R, Institutional Class and Institutional Service Class shares will be legally issued, fully paid and non-assessable for the Aberdeen Tax-Free Income Fund is incorporated by reference to Exhibit EX-99.i.13 of Post-Effective Amendment No. 56 filed on February 25, 2013.

(11) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Japanese Equities Fund is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 69 filed on November 25, 2015.

(12) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.i.15 of Post-Effective Amendment No. 72 filed on February 29, 2016.

(13) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Global High Income Fund and Aberdeen Total Return Bond Fund to be filed by amendment.

(14) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Class T shares of the Registrant is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 79 filed on February 28, 2017.

(15) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment.

(j)                                    Consent of independent registered public accounting firm to Registrant is filed herewith.

(k)                                 Not Applicable.

l)                                         Initial Capital Agreement between Registrant and AAMI is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A as filed on February 5, 2008 (Accession Number 000137439-08-000064).

(m)                             (1) Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 77 filed on December 29, 2016.

(2) Amended Distribution Plan for the addition of the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment

(n)                                 (1) Amended Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n of Post-Effective Amendment No. 77 filed on December 29, 2016.

(2) Amended Rule 18f-3 Plan for the addition of the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund to be filed by amendment

(o)                                 Reserved.

(p)                                 (1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 74 filed on June 16, 2016.

(2) Code of Ethics of AAMI, AAML, AAMAL and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 74 filed on June 16, 2016.

(q)                                 (1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Richard H. McCoy, Peter D. Sacks, Martin Gilbert, Neville Miles, Rahn K. Porter, Steven N. Rappaport and John T. Sheehy is incorporated by reference to Exhibit EX-99.q.1 of Post-Effective Amendment No. 77 filed on December 29, 2016.

(2) Power of Attorney with respect to the Trust for Bev Hendry and Andrea Melia is incorporated by reference to Exhibit EX-99.q.2 of Post-Effective Amendment No. 77 filed on December 29, 2016.

(3) Certificate of Secretary is filed herewith as Exhibit EX-99.q.3.

Item 29. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.                                                  Indemnification

(a)                                 Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted.  Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.  To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust.  No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)                                 The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)                                  In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. (“AAMI”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers: (a) Aberdeen Asset Management Asia Limited and (b) Aberdeen Asset Managers Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc.; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties.  These Agreements are incorporated herein by reference to Item 28.

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to individual accounts.  Additional information as to AAMI and the directors and officers of AAMI is included in AAMI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Managers Limited (“AAML”), is a Scottish company. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Management Asia Limited (“AAMAL”), is a Singapore corporation. Additional information as to AAMAL and the directors and officers of AAMAL is included in AAMAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAMAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMAL and such officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)                                 Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant and each of its series. The Distributor also serves as the principal underwriter for Aberdeen Investment Funds.

(b)

Name	Position with Underwriter	Position with Registrant
Mickey Janvier 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Executive Officer	None
Raoul Clark 1735 Market Street, 32nd Floor Philadelphia, PA 19103	Chief Compliance Officer	None
Chad Kirschenblatt 100 Quentin Roosevelt Blvd. Suite 516 Garden City, NY 11530	Financial Operations Principal	None

(c)                                  Not Applicable.

Item 33. Location of Accounts and Records.

For all series of the Trust other than those noted below, all accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of DST Asset Manager Solutions, 30 Dan Road, Canton, MA 02021 with the exception of those maintained by the Registrant’s investment adviser, Aberdeen Asset Management Inc. at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 85 to this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 85 to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 28th day of February, 2018.

Aberdeen Funds
Registrant

By:	/s/ Bev Hendry(1)
Bev Hendry
President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

	Name	Title	Date

	/s/ Bev Hendry(1)	President and Chief Executive Officer	February 28, 2018
Bev Hendry

	/s/ Andrea Melia(1)	Treasurer, Chief Financial Officer And Principal Accounting Officer	February 28, 2018
Andrea Melia

	/s/ P. Gerald Malone(1)	Chairman of the Board	February 28, 2018
P. Gerald Malone

	/s/ Richard H. McCoy(1)	Trustee	February 28, 2018
Richard H. McCoy

	/s/ Peter D. Sacks(1)	Trustee	February 28, 2018
Peter D. Sacks

	/s/ John T. Sheehy(1)	Trustee	February 28, 2018
John T. Sheehy

	/s/ Warren C. Smith(1)	Trustee	February 28, 2018
Warren C. Smith

	/s/ Neville Miles(1)	Trustee	February 28, 2018
Neville Miles

	/s/ Rahn K. Porter(1)	Trustee	February 28, 2018
Rahn K. Porter

	/s/ Steven N. Rappaport(1)	Trustee	February 28, 2018
Steven N. Rappaport

	/s/ Martin Gilbert(1)	Trustee	February 28, 2018
Martin Gilbert

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)             Pursuant to a power of attorney incorporated herein by reference.

Exhibit List

Exhibit Number	Exhibit

EX-99.d.1.b	Amendment and Amended Exhibit A to the 2008 Advisory Agreement between Registrant and AAMI
EX-99.h.6.a	Amended Exhibit A to the Amended and Restated Expense Limitation Agreement
EX-99.j	Consent of independent registered public accounting firm to Registrant
EX-99.q.3	Certificate of Secretary